UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy, Esq.
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, N.W.
Washington, DC 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: March 31, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	March 31, 2008

Short Duration and Government Fixed Income
Enhanced Income Ultra-Short Duration Government Short Duration Government Government Income Inflation Protected Securities

Goldman Sachs Short Duration and Government Fixed Income Funds

■	GOLDMAN SACHS ENHANCED INCOME FUND

■	GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

■	GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

■	GOLDMAN SACHS GOVERNMENT INCOME FUND

■	GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND
TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Investment Process	3
Letters to Shareholders and Performance Summaries	4
Schedules of Investments	29
Financial Statements	58
Notes to the Financial Statements	65
Financial Highlights	82
Report of Independent Registered Public Accounting Firm	92
Other Information	93

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS
Principal Investment Strategies and Risks

The Enhanced Income Fund invests primarily in a portfolio of fixed income government securities, including non-mortgage securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises, corporate notes and commercial paper and fixed and floating rate asset-backed securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund is not a money market fund. Investors in this Fund should understand that the net asset value of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund may invest in foreign securities, which may be more volatile and less liquid than its investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.

The Ultra-Short Duration Government Fund invests primarily in U.S. government securities, including securities representing an interest in or collateralized by adjustable rate and fixed rate mortgage loans or other mortgage-related securities, and in repurchase agreements collateralized by U.S. government securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund is not a money market fund. Investors in this Fund should understand that the net asset value of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.

The Short Duration Government Fund invests primarily in U.S. government securities and in repurchase agreements collateralized by such securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund is not a money market fund. Investors in this Fund should understand that the net asset value of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.

The Government Income Fund invests primarily in U.S. government securities and in repurchase agreements collateralized by such securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. The guarantee

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.

The Inflation Protected Securities Fund invests primarily in inflation protected securities of varying maturities issued by the U.S. Treasury and other U.S. and non-U.S. Government agencies and corporations. The remainder of the Fund’s assets may be invested in other fixed income securities, including U.S. Government securities, asset-backed securities, mortgage-backed securities, corporate securities, high yield securities and securities issued by foreign corporate and governmental issuers. Inflation protected securities are fixed income securities whose interest and principal payments are periodically adjusted according to the rate of inflation. The market value of inflation protected securities is not guaranteed, and will fluctuate in response to changes in real interest rates. Fixed income securities are subject to the risks associated with debt securities, including credit and interest rate risk. High yield, lower rated fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. Fixed income securities issued by foreign or emerging market issuers are less liquid and are subject to greater price volatility than U.S. securities and will be subject to the risks of currency fluctuations and fluctuations due to sudden economic or political developments.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS
What Differentiates Goldman Sachs Asset
Management’s Fixed Income Investment Process?
At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■  Assess relative value among securities and sectors

■  Leverage the vast resources of GSAM in selecting securities for each portfolio

■  Team approach to decision making

■  Manage risk by avoiding significant sector and interest rate bets

■  Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

■	Include domestic and global investment options, income opportunities, and access to areas of specialization such as high yield

■	Capitalize on GSAM’s industry-renowned credit research capabilities

■	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

PORTFOLIO RESULTS
Enhanced Income Fund
Dear Shareholder:
The Goldman Sachs Enhanced Income Fund (the “Fund”) has changed its fiscal year end from October 31 to March 31. As a result, this report provides an overview on the performance of the Fund during the five-month reporting period that ended March 31, 2008.
  Performance Review

Over the five-month period that ended March 31, 2008, the Fund’s Class A, B, Institutional, and Administration Shares generated cumulative total returns of 1.32%, 0.90%, 1.47%, and 1.36%, respectively. These returns compare to the 2.35% and 3.37% cumulative total returns of the Fund’s benchmarks, the Six-Month U.S. Treasury Bill Index and the One-Year U.S. Treasury Note Index, respectively, over the same time period.

Volatility along with generally wider sector spreads hampered relative performance over the five-month period, particularly in February and March. Overall, the portfolio’s term structure positioning (its positioning relative to our interest rate expectations) had a negative impact. We believed that the U.S. Federal Reserve (the “Fed”) would continue with monetary policy easing while medium- to long-term inflation expectations would remain to the upside.

At the cross-sector level, the portfolio’s long exposure (we held securities not represented in the benchmark index) to the corporate sector detracted from relative performance. Given the widening of credit spreads and increase in volatility, we were targeting a small long credit risk position. We were seeking to find the valuation anomalies that existed as a result of the indiscriminate spread widening and were looking to take advantage of the attractively priced new issues. However, due to the global flight to quality, Treasuries outperformed corporate bonds and this detracted from relative results. Our long exposure to the asset-backed sector also hurt performance as sector spreads widened. At the security level, our selection of auto asset-backed securities added to returns; however, this positive contribution was offset by selection of government and corporate securities.
  Market Review

The spread sectors — all non-Treasury investment grade sectors including federal agency securities, corporate bonds, asset backed securities, mortgage backed securities, and commercial mortgage backed securities — experienced unprecedented volatility over the five-month reporting period. U.S. Treasury yields fell dramatically as contagion from the subprime mortgage crisis spread, sparking a global flight to quality and the massive unwinding of leveraged positions. Credit and mortgage-related sector spreads widened to historic levels as supply flooded the market. Even short duration securities were affected.

To restore liquidity, the Fed took extraordinary steps to stave off a financial crisis. It created: 1) a Term Auction Lending Facility (TALF) of $100 billion; 2) a Term Securities Lending Facility (TSLF) of $200 billion; 3) the Primary Dealer Credit Facility) (PDCF) with no specified limit; and 4) a lending facility specifically for Bear Stearns of $30 billion. The Fed also cut the discount rate and the Fed Funds rate, citing risks to economic growth. Meanwhile, the federal government enacted policy changes that allow Fannie Mae and Freddie Mac to purchase additional mortgage securities.

PORTFOLIO RESULTS

These actions helped to create liquidity and ease supply and demand pressures on the market. As result, mortgage-backed and asset-backed security prices stabilized in the second half of March and began a tentative rebound in April. The Fed has stated they are considering additional steps to further improve liquidity.

Economic data released over the five-month period suggested that a recession was growing more likely. The housing market struggled as home prices continued to depreciate and sales of existing and new homes declined. Along with surging oil and gas prices, a weaker dollar, and a softer labor market, this served to heighten inflation concerns.

INVESTMENT OBJECTIVE

The Fund seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

It is important to note that the Fund is not a money market fund and its net asset value will fluctuate.
  Portfolio Composition

Within our sector exposures, we continue to emphasize shorter-term, higher quality securities that we believe offer an attractive yield advantage. The Fund continues to hold a significant position in short-term quasi-government securities, specifically agency debentures; however, this exposure decreased over the period as some of these shorter-term securities matured, and our allocation to short-term investments, or cash, increased accordingly. Within the corporate sector, we slightly increased our overweight to financials because of the high quality of many of these issuers. We continue to look for attractive security selection opportunities to emerge in both the agency and corporate sectors.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income Management Team

April 29, 2008

FUND BASICS
Enhanced Income Fund
as of March 31, 2008
PERFORMANCE REVIEW

		Six-Month	One-Year
November 1, 2007–	Fund Total Return	U.S. Treasury	U.S. Treasury	30-Day
March 31, 2008	(based on NAV)[1]	Bill Index[2]	Note Index[2]	Standardized Yield[3]

Class A	1.32%	2.35%	3.37%	3.08%
Class B	0.91	2.35	3.37	2.38
Institutional	1.47	2.35	3.37	3.47
Administration	1.36	2.35	3.37	3.22

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index, as reported by Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 3/31/08	One Year	Five Years	Since Inception	Inception Date

Class A	2.30%	2.32%	3.24%	8/2/00
Class B	N/A	N/A	-3.03	6/20/07
Institutional	4.26	3.01	3.83	8/2/00
Administration	4.09	2.78	3.60	8/2/00

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 1% in the sixth year). Because Institutional and Administration Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.59%	0.77%
Class B	1.34	1.52
Institutional	0.25	0.43
Administration	0.50	0.68

[5]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.
SECTOR ALLOCATION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements and securities lending collateral. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

[7]	“Agency Debentures” include agency securities offered by companies such as Fannie Mae and Freddie Mac, which operate under a government charter. While they have to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS ENHANCED INCOME FUND
Performance Summary
March 31, 2008
The following graph shows the value, as of March 31, 2008, of a $10,000 investment made on August 2, 2000 (commencement of operations) in the Institutional Shares of the Goldman Sachs Enhanced Income Fund. For comparative purposes, the performance of the Fund’s benchmarks, the Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index (“Six-Month T-Bill Index” and “One-Year T-Note Index”, respectively), as well as the Lehman Brothers Mutual Fund Short (1-2) U.S. Government Index (“Lehman 1-2 Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B and Administration Shares will vary from Institutional Shares due to differences in fees and loads. In addition to the Investment Adviser’s decisions regarding issuer/ industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.
Enhanced Income Fund’s Lifetime Performance
Performance of a $10,000 Investment, with distributions reinvested, from August 2, 2000 through March 31, 2008.

Average Annual Total Return through March 31, 2008	One Year	Five Years	Since Inception
Class A (commenced August 2, 2000)
Excluding sales charges	3.88%	2.62%	3.44%
Including sales charges	2.30%	2.32%	3.24%

Class B (commenced June 20, 2007)
Excluding sales charges	n/a	n/a	2.07%	*
Including sales charges	n/a	n/a	-3.03%	*

Institutional Class (commenced August 2, 2000)	4.26%	3.01%	3.83%

Administration Class (commenced August 2, 2000)	4.09%	2.78%	3.60%

*	Total Returns for periods of less than one year represents cumulative total returns.

PORTFOLIO RESULTS
Ultra-Short Duration Government Fund
Dear Shareholder:
The Goldman Sachs Ultra-Short Duration Government Fund (the “Fund”) has changed its fiscal year end from October 31 to March 31. As a result, this report provides an overview on the performance of the Fund during the five-month reporting period that ended March 31, 2008.
  Performance Review

Over the five-month period that ended March 31, 2008, the Fund’s Class A, Institutional, and Service Shares generated cumulative total returns, without sales charges, of 0.31%, 0.46%, and 0.25%, respectively. These returns compare to the 2.35% and 3.37% cumulative total returns of the Fund’s benchmarks, the Six-Month U.S. Treasury Bill Index and the One-Year U.S. Treasury Note Index, respectively, over the same time period. In the period since their inception through March 31, 2008, the Fund’s Class IR Shares generated cumulative total returns of 0.20% versus 1.66% and 2.35% for the Six-Month U.S. Treasury Bill Index and the One-Year U.S. Treasury Note Index, respectively, over the same period.

Increased volatility in sector and swap spreads over the past five months and a global flight to quality — which led to the outperformance of Treasuries relative to all spread sectors — was the primary driver of the relative underperformance of our short duration strategies. (A swap is a simultaneous exchange of assets for other assets of comparable value. Swap spreads are the difference between the negotiated and fixed rate of a swap and tend to be determined by market supply and creditworthiness.)

As mortgage sector spreads widened, the Fund’s overweight position to the sector hampered its relative performance. The most meaningful detractor from performance, however, was the portfolio’s position in high-quality, non-agency adjustable-rate mortgages (ARMs). In our view, the underperformance was almost entirely caused by liquidity problems in the credit markets. Although the delinquency rate on underlying mortgages rose more quickly than investors anticipated, we do not think it increased enough to fully explain the volatility. Instead, we believe prices were pushed down — not because the fundamental value of these securities changed — but because of supply and demand pressures. To meet their debt obligations, a large number of investors were forced to sell their high-quality liquid assets. We continue to believe that the ARMs we hold are structured to withstand ongoing pressure from the extremely weak housing market.

Overall, the portfolio’s term structure positioning had a modestly positive impact. Because we believed the U.S. Federal Reserve (the “Fed”) would continue lowering the Federal Funds rate (causing shorter maturity Treasury yields to fall), we were well-positioned when short-term rates declined more than long-term rates.
  Market Review

The spread sectors — all non-Treasury investment grade sectors including federal agency securities, corporate bonds, asset backed securities, mortgage backed securities, and commercial mortgage backed securities — experienced unprecedented volatility over the five-month reporting period. U.S. Treasury yields fell dramatically as contagion from the subprime mortgage crisis spread, sparking a global flight to quality and the massive

PORTFOLIO RESULTS

unwinding of leveraged positions. Credit and mortgage-related sector spreads widened to historic levels as supply flooded the market. Even short duration securities were affected.

To restore liquidity, the Fed took extraordinary steps to stave off a financial crisis. To this end, the Fed created: 1) a Term Auction Lending Facility (TALF) of $100 billion; 2) a Term Securities Lending Facility (TSLF) of $200 billion; 3) the Primary Dealer Credit Facility (PDCF) with no specified limit; and 4) a lending facility specifically for Bear Stearns of $30 billion. The Fed also cut the discount rate and the Fed Funds rate, citing risks to economic growth. Meanwhile, the federal government enacted policy changes that allow Fannie Mae and Freddie Mac to purchase additional mortgage securities.

These actions helped to create liquidity and ease supply and demand pressures on the market. As result, mortgage-backed and asset-backed security prices stabilized in the second half of March and began a tentative rebound in April. The Fed has stated they are considering additional steps to further improve liquidity.

Economic data released over the five-month period suggested that a recession was growing more likely. The housing market struggled as home prices continued to depreciate and sales of existing and new homes declined. Along with surging oil and gas prices, a weaker dollar, and a softer labor market, this served to heighten inflation concerns.

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income, consistent with low volatility of principal.
  Portfolio Composition

At the end of the period, the Fund held a short duration position that was shorter than the benchmark. We believe that interest rates appear quite low, as the market has been too aggressive in pricing in a potential recession. Over the period, we continued to focus on security selection and subsector strategies across the collateralized and government sectors. Within mortgages, our primary exposures were within high quality non-agency ARMs and passthrough mortgages. We tactically adjusted the Fund’s collateralized and government exposures to take advantage of changing relative opportunities. In our view, the current market volatility offers attractive security selection opportunities and we look to add to our sector exposures whenever we find value from a risk-return perspective. Nevertheless, we remain prudent as volatility remains high and market events unfold.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income Investment Management Team

April 29, 2008

FUND BASICS
Ultra-Short Duration Government Fund
as of March 31, 2008
PERFORMANCE REVIEW

		Six-Month	One-Year	30-Day
	Fund Total Return	U.S. Treasury	U.S. Treasury	Standardized
November 1, 2007–March 31, 2008	(based on NAV)[1]	Bill Index[2]	Note Index[2]	Yield[3]

Class A	0.31%	2.35%	3.37%	3.63%
Institutional	0.46	2.35	3.37	4.03
Service	0.25	2.35	3.37	3.53

November 30, 2007–March 31, 2008

Class IR	0.20%	1.66%	2.35%	3.92%

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index, as reported by Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 3/31/08	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	1.53%	2.35%	3.51%	4.09%	5/15/95
Institutional	3.31	3.01	4.06	4.63	7/17/91
Service	2.89	2.55	3.56	3.75	3/27/97
Class IR	N/A	N/A	N/A	0.20	11/30/07

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end except for Class IR Shares, which are cumulative total returns. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.83%	0.87%
Institutional	0.49	0.53
Service	0.99	1.03
Class IR	0.58	0.62

[5]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.
SECTOR ALLOCATION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements and security lending collateral. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.
[7]	Federal Agencies are mortgage-backed securities that consist of Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.
[8]	“Agency Debentures” include agency securities offered by companies such as Fannie Mae and Freddie Mac, which operate under a government charter. While they have to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND
Performance Summary
March 31, 2008
The following graph shows the value, as of March 31, 2008, of a $10,000 investment made on April 1, 1998 in the Institutional Shares of the Goldman Sachs Ultra-Short Duration Government Fund. For comparative purposes, the performance of the Fund’s benchmarks, the Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index (“Six-Month T-Bill Index” and “One-Year T-Note Index”, respectively), as well as the Lehman Brothers Mutual Fund Short (1-2) U.S. Government Index (“Lehman 1-2 Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Service and Class IR Shares will vary from Institutional Shares due to differences in fees and loads. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.
Ultra-Short Duration Government Fund’s 10 Year Performance
Performance of a $10,000 Investment, with distributions reinvested, from April 1, 1998 through March 31, 2008.

Average Annual Total Return through March 31, 2008	One Year	Five Years	Ten Years	Since Inception
Class A (commenced May 15, 1995)
Excluding sales charges	3.05%	2.66%	3.67%	4.22%
Including sales charges	1.53%	2.35%	3.51%	4.09%

Institutional Class (commenced July 17, 1991)	3.31%	3.01%	4.06%	4.63%

Service Class (commenced March 27, 1997)	2.89%	2.55%	3.56%	3.75%

Class IR commenced November 30, 2007)	n/a	n/a	n/a	0.20%	*

*	Total Returns for periods of less than one year represents cumulative total returns.

PORTFOLIO RESULTS
Short Duration Government Fund
Dear Shareholder:
The Goldman Sachs Short Duration Government Fund (the “Fund”) has changed its fiscal year end from October 31 to March 31. As a result, this report provides an overview on the performance of the Fund during the five-month reporting period that ended March 31, 2008.
  Performance Review

Over the five-month period that ended March 31, 2008 the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 5.23%, 4.88%, 4.83%, 5.29% and 5.08%, respectively. These returns compare to the 5.52% cumulative total return of the Fund’s benchmark, the Two-Year U.S. Treasury Note Index, over the same time period. In the period since their inception through March 31, 2008, the Fund’s Class IR Shares generated cumulative total returns of 3.67% versus 3.53% for the Two-Year U.S. Treasury Note Index, over the same period.

Increased volatility in sector and swap spreads over the past five months and a global flight to quality — which led to the outperformance of Treasuries relative to all spread sectors — was the primary driver of underperformance relative to the benchmark of our short duration strategies. (A swap is a simultaneous exchange of assets for other assets of comparable value. Swap spreads are the difference between the negotiated and fixed rate of a swap and tend to be determined by market supply and creditworthiness.)

Overall, the portfolio’s term structure positioning (its positioning relative to our interest rate expectations) had a modestly positive impact on relative performance. Because we believed the U.S. Federal Reserve (the “Fed”) would continue lowering the Federal Funds rate (causing shorter maturity Treasury yields to fall), we were well-positioned when short-term rates declined more than long-term rates.

As mortgage sector spreads widened in reaction to the subprime mortgage crisis, the Fund’s overweight position to the sector hampered its relative performance. Security selection, however, boosted results. Particularly beneficial were the portfolio’s holdings of adjustable rate mortgages (ARMs), collateralized mortgage obligations, and fixed rate passthroughs. (A passthrough is a pool of fixed income securities backed by a package of assets where the holder receives both the principal and interest payments.) Security selection within government securities also added value.
  Market Review

The spread sectors — all non-Treasury investment grade sectors including federal, agency securities, corporate bonds, asset backed securities, mortgage backed securities, and commercial mortgage backed securities — experienced unprecedented volatility over the five-month reporting period. U.S. Treasury yields fell dramatically as contagion from the subprime mortgage crisis spread, sparking a global flight to quality and the massive unwinding of leveraged positions. Credit and mortgage-related sector spreads widened to historic levels as supply flooded the market. Even short duration securities were affected.

To restore liquidity, the Fed took extraordinary steps to stave off a financial crisis. To this end, the Fed created: 1) a Term Auction Lending Facility (TALF) of $100 billion; 2) a Term Securities Lending Facility (TSLF) of $200 billion; 3) the Primary Dealer Credit Facility (PDCF) with no specified limit; and 4) a lending facility specifically for Bear

PORTFOLIO RESULTS

Stearns of $30 billion. The Fed also cut the discount rate and the Fed Funds rate, citing risks to economic growth. Meanwhile, the federal government enacted policy changes that allow Fannie Mae and Freddie Mac to purchase additional mortgage securities.

These actions helped to create liquidity and ease supply and demand pressures on the market. As result, mortgage-backed and asset-backed security prices stabilized in the second half of March and began a tentative rebound in April. The Fed is considering additional steps to further improve liquidity.

Economic data released over the five-month period suggested that a recession was growing more likely. The housing market struggled as home prices continued to depreciate and sales of existing and new homes declined. Along with surging oil and gas prices, a weaker dollar, and a softer labor market, this served to heighten inflation concerns.

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income and may also consider the potential for capital appreciation.
  Portfolio Composition

At the end of the period, we held a modest short duration bias relative to the benchmark. While we believe more Fed cuts are possible, we also think that the current level of interest rates reflects an overly aggressive easing policy. Over the period, we continued to focus on security selection and sub-sector strategies. Within mortgages, we emphasized securities offering attractive spreads relative to Treasuries; in particular, we hold a bias toward fixed rate passthroughs and ARMs. (A passthrough is a pool of fixed income securities backed by a package of assets where the holder receives both the principal and interest payments.) As valuations changed over the period, we tactically adjusted the Fund’s exposures to take advantage of changing relative opportunities within the market. We modestly decreased the portfolio’s allocation to agencies, ARMs and passthrough mortgages, and the allocation to short-term investments, or cash equivalents, increased accordingly.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income Investment Management Team

April 29, 2008

FUND BASICS
Short Duration Government Fund
as of March 31, 2008
PERFORMANCE REVIEW

November 1, 2007–	Fund Total Return	Two-Year U.S.	30-Day
March 31, 2008	(based on NAV)[1]	Treasury Note Index[2]	Standardized Yield[3]

Class A	5.23%	5.52%	3.64%
Class B	4.88	5.52	3.12
Class C	4.83	5.52	2.97
Institutional	5.29	5.52	4.05
Service	5.08	5.52	3.56

November 30, 2007–March 31, 2008

Class IR	3.67%	3.53%	3.96%

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Two-Year U.S. Treasury Note Index, as reported by Merrill Lynch, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 3/31/08	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	6.32%	3.02%	4.54%	4.73%	5/1/97
Class B	5.71	2.82	4.13	4.30	5/1/97
Class C	6.61	2.65	3.95	4.01	8/15/97
Institutional	8.91	3.83	5.15	6.12	8/15/88
Service	8.28	3.30	4.61	4.93	4/10/96
Class IR	N/A	N/A	N/A	3.67	11/30/07

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end except for Class IR Shares, which are cumulative total returns. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 2% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (2% maximum declining to 0% after three years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.88%	0.95%
Class B	1.48	1.70
Class C	1.63	1.70
Institutional	0.54	0.61
Service	1.04	1.11
Class IR	0.63	0.70

[5]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.
SECTOR ALLOCATION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements and securities lending collateral. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

[7]	Federal Agencies are mortgage-backed securities that consist of Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as Fannie Mae and Freddie Mac, which operate under a government charter. While they have to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND
Performance Summary
March 31, 2008
The following graph shows the value, as of March 31, 2008, of a $10,000 investment made on April 1, 1998 in the Institutional Shares of the Goldman Sachs Short Duration Government Fund. For comparative purposes, the performance of the Fund’s benchmark, the Two-Year U.S. Treasury Note Index (“Two-Year T-Note Index”), as well as the Lehman Brothers Mutual Fund Short (1-3) U.S. Government Index (“Lehman Short (1-3) Gov’t Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. This performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service and Class IR Shares will vary from Institutional Shares due to differences in fees and loads. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.
Short Duration Government Fund’s 10 Year Performance
Performance of a $10,000 Investment, with distributions reinvested, from April 1, 1998 through March 31, 2008.

Average Annual Total Return through March 31, 2008	One Year	Five Years	Ten Years	Since Inception
Class A (commenced May 1, 1997)
Excluding sales charges	8.50%	3.44%	4.75%	4.92%
Including sales charges	6.32%	3.02%	4.54%	4.73%

Class B (commenced May 1, 1997)
Excluding contingent deferred sales charges	7.78%	2.82%	4.13%	4.30%
Including contingent deferred sales charges	5.71%	2.82%	4.13%	4.30%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	7.64%	2.65%	3.95%	4.01%
Including contingent deferred sales charges	6.61%	2.65%	3.95%	4.01%

Institutional Class (commenced August 15, 1988)	8.91%	3.83%	5.15%	6.12%

Service Class (commenced April 10, 1996)	8.28%	3.30%	4.61%	4.93%

Class IR (commenced November 30, 2007)	n/a	n/a	n/a	3.67%	*

*	Total Returns for periods of less than one year represents cumulative total returns.

PORTFOLIO RESULTS
Government Income Fund
Dear Shareholder:
The Goldman Sachs Government Income Fund (the “Fund”) has changed its fiscal year end from October 31 to March 31. As a result, this report provides an overview on the performance of the Fund during the five-month reporting period that ended March 31, 2008.
  Performance Review

Over the five-month period that ended March 31, 2008 the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 3.63%, 3.31%, 3.37%, 3.79% and 3.57%, respectively. These returns compare to the 5.71% cumulative total return of the Fund’s benchmark, the Lehman Brothers Government/Mortgage Index, over the same time period. In the period since their inception through March 31, 2008, the Fund’s Class R and IR Shares generated cumulative total returns of 1.65% and 1.85%, respectively, versus 3.43% for the Lehman Brothers Government/Mortgage Index, over the same time period.

The primary detractor from relative results, particularly during the second half of the five-month period, was the Fund’s position in high-quality, non-agency adjustable-rate mortgages (ARMs). In our view, the underperformance was almost entirely caused by liquidity problems in the credit markets. Although the delinquency rate on underlying mortgages rose more quickly than investors anticipated, we do not think it increased enough to fully explain the volatility. Instead, we believe prices were pushed down — not because the fundamental value of these securities changed — but because of supply and demand pressures. To meet their debt obligations, a large number of investors were forced to sell their high-quality liquid assets. We continue to believe that the ARMs we hold are structured to withstand ongoing pressure from the extremely weak housing market.

Another detractor was our overweight position in commercial mortgage-backed securities (CMBS), a sector that underperformed Treasuries. While fundamentals in the CMBS sector were weakening, spreads appeared attractive given recent spread widening. During the latter part of the period, the portfolio’s modest overweight to fixed rate passthroughs detracted slightly as mortgage sector spreads widened. (A passthrough is a pool of fixed income mortgages whereby the holder receives both principal and interest payments.)

Overall, the portfolio’s term structure positioning (its positioning relative to our interest rate expectations) had a modestly positive impact on performance. We believed that the U.S. Federal Reserve (the “Fed”) would continue with monetary policy easing while medium- to long-term inflation expectations would remain to the upside. In particular, we were well-positioned when short-term rates declined more than long-term rates; we believed the Fed would continue lowering the Federal Funds rate (causing shorter maturity Treasury yields to fall).
  Market Review

The spread sectors — all non-Treasury investment grade sectors including federal agency securities, corporate bonds, asset backed securities, mortgage backed securities, and commercial mortgage backed securities — experienced unprecedented volatility over the five-month reporting period. U.S. Treasury yields fell dramatically as contagion from the subprime mortgage crisis spread, sparking a global flight to quality and the massive unwinding of leveraged positions. Credit and mortgage-related sector spreads widened to historic levels as supply flooded the market. Even short duration securities were affected.

PORTFOLIO RESULTS

To restore liquidity, the Fed took extraordinary steps to stave off a financial crisis. To this end, the Fed created: 1) a Term Auction Lending Facility (TALF) of $100 billion; 2) a Term Securities Lending Facility (TSLF) of $200 billion; 3) the Primary Dealer Credit Facility (PDCF) with no specified limit; and 4) a lending facility specifically for Bear Stearns of $30 billion. The Fed also cut the discount rate and the Fed Funds rate, citing risks to economic growth. Meanwhile, the federal government enacted policy changes that allow Fannie Mae and Freddie Mac to purchase additional mortgage securities.

These actions helped to create liquidity and ease supply and demand pressures on the market. As result, mortgage-backed and asset-backed security prices stabilized in the second half of March and began a tentative rebound in April. The Fed is considering additional steps to further improve liquidity.

Economic data released over the five-month period suggested that a recession was growing more likely. The housing market struggled as home prices continued to depreciate and sales of existing and new homes declined. Along with surging oil and gas prices, a weaker dollar, and a softer labor market, this served to heighten inflation concerns.

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income, consistent with safety of principal.
  Portfolio Composition

At the end of the period, we held a modest short duration bias relative to the benchmark. While we believe more Fed cuts are possible, we also think that the current level of interest rates reflects an overly aggressive easing policy. We continue to focus on sectors and securities that have the potential to generate a competitive total rate of return relative to the benchmark. To take advantage of changing relative valuations, we tactically adjusted the Fund’s exposures, and added value through security-specific trades. Following the recent spread widening, we increased our passthrough exposure. We continued to find opportunities in municipal securities and modestly increased our allocation to them. In our view, the current market volatility offers attractive security selection opportunities and we look to add to our sector exposures whenever we find value from a risk-return perspective. Nevertheless, we remain prudent as market events unfold and volatility persists.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income Investment Management Team

April 29, 2008

FUND BASICS
Government Income Fund
as of March 31, 2008
PERFORMANCE REVIEW

	Fund Total Return	Lehman Brothers Govt./	30-Day
November 1, 2007–March 31, 2008	(based on NAV)[1]	Mortgage Index[2]	Standardized Yield[3]

Class A	3.63%	5.71%	4.88%
Class B	3.31	5.71	4.37
Class C	3.37	5.71	4.36
Institutional	3.79	5.71	5.45
Service	3.57	5.71	4.95

November 30, 2007–March 31, 2008

Class R	1.65%	3.43%	4.86%
Class IR	1.85	3.43	5.33

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Lehman Brothers Government/Mortgage Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 3/31/08	One Year	Five Years	Ten Years	Since Inception		Inception Date

Class A	2.06%	2.99%	4.91%	5.67%		2/10/93
Class B	0.89	2.76	4.61	5.16		5/1/96
Class C	5.08	3.18	4.61	4.85		8/15/97
Institutional	7.23	4.36	5.80	6.03		8/15/97
Service	6.71	3.83	5.26	5.89	[5]	2/10/93
Class R	N/A	N/A	N/A	1.65		11/30/07
Class IR	N/A	N/A	N/A	1.85		11/30/07

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years), and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class R and IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
[5]	Performance data for Service Shares prior to 8/15/97 (commencement of operations) is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares in the Fund reflects the expenses applicable to the Fund’s Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.92%	1.00%
Class B	1.67	1.75
Class C	1.67	1.75
Institutional	0.58	0.66
Service	1.08	1.16
Class R	1.17	1.25
Class IR	0.67	0.75

[5]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.
SECTOR ALLOCATION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements and securities lending collateral. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

[7]	Federal Agencies are mortgage-backed securities that consist of Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as Fannie Mae and Freddie Mac, which operate under a government charter. While they have to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS GOVERNMENT INCOME FUND
Performance Summary
March 31, 2008
The following graph shows the value, as of March 31, 2008, of a $10,000 investment made on April 1, 1998 in Class A Shares (with the maximum sales charge of 4.5%) of the Goldman Sachs Government Income Fund. For comparative purposes, the performance of the Fund’s benchmark, the Lehman Brothers Government/Mortgage Index (“Lehman Gov’t/MBS Index”) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. This performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Service, Class R and Class IR Shares will vary from Class A Shares due to differences in fees and loads. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.
Government Income Fund’s 10 Year Performance
Performance of a $10,000 Investment, with distributions reinvested, from April 1, 1998 through March 31, 2008.

Average Annual Total Returns through March 31, 2008	One Year	Five Years	Ten Years	Since Inception*
Class A (commenced February 10, 1993)
Excluding sales charges	6.84%	3.94%	5.40%	5.99%
Including sales charges	2.06%	2.99%	4.91%	5.67%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	6.05%	3.17%	4.61%	5.16%
Including contingent deferred sales charges	0.89%	2.76%	4.61%	5.16%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	6.11%	3.18%	4.61%	4.85%
Including contingent deferred sales charges	5.08%	3.18%	4.61%	4.85%

Institutional Class (commenced August 15, 1997)	7.23%	4.36%	5.80%	6.03%

Service Class (commenced August 15, 1997)	6.71%	3.83%	5.26%	5.89%

Class R (commenced November 30, 2007)	n/a	n/a	n/a	1.65%*

Class IR (commenced November 30, 2007)	n/a	n/a	n/a	1.85%*

*	Total Returns for periods of less than one year represents cumulative total returns.

PORTFOLIO RESULTS
Inflation Protected Securities Fund
Dear Shareholder:
This report provides an overview on the performance of The Goldman Sachs Inflation Protected Securities Fund (the “Fund”) during the seven-month reporting period from the Fund’s inception on August 31, 2007 through March 31, 2008.
  Performance Review

Over the period since its inception on August 31, 2007 through ended March 31, 2008 the Fund’s Class A, C, and Institutional Shares generated cumulative total returns, without sales charges, of 12.09%, 12.02%, and 12.62%, respectively. These returns compare to the 11.88% cumulative total return of the Fund’s benchmark, the Lehman Brothers U.S. TIPS Index, over the same time period. In the period since their inception on November 30, 2007 through March 31, 2008, the Fund’s Class R and IR Shares generated cumulative total returns of 5.81% and 5.98%, respectively, versus 5.01% for the Lehman Brothers U.S. TIPS Index, over the same time period.

The Fund’s outperformance versus the benchmark was largely the result of its term structure positioning (its positioning relative to our interest rate expectations), and particularly our yield curve steepening trade. We were well-positioned when short-term rates declined more than long-term rates; we believed the U.S. Federal Reserve (the “Fed”) would continue lowering the Federal Funds rate (causing shorter maturity Treasury yields to fall). At the security level, the Fund’s outperformance versus the benchmark was the result of our Treasury Inflation Protected Securities (TIPS) selection, in which we focused on the relative attractiveness of each security based on its risk, liquidity and/or potential return. In the current low-yield environment, TIPS have generally offered attractive yields and tend to be a hedge against interest rate risk.
  Market Review

Over the five-month reporting period, breakeven inflation rates (the spread between real yields and the nominal yields of similar-maturity issues) in the U.S. rose concurrently with the increase in headline inflation concerns. The increase in headline inflation was largely driven by continuing media reports about soaring energy prices. Meanwhile, economic data released over the period suggested that a recession was growing more likely. The housing market struggled as home prices continued to depreciate and sales of existing and new homes declined. Along with surging oil and gas prices, a weaker dollar, and a softer labor market, this served to heighten inflation concerns.

The spread sectors — all non-Treasury investment grade sectors including federal agency securities, corporate bonds, asset backed securities, mortgage backed securities, and commercial mortgage backed securities — experienced unprecedented volatility over the five-month reporting period. U.S. Treasury yields fell dramatically as contagion from the subprime mortgage crisis spread, sparking a global flight to quality and the massive unwinding of leveraged positions. Credit and mortgage-related sector spreads widened to historic levels as supply flooded the market. Even short duration securities were affected.

PORTFOLIO RESULTS

To restore liquidity, the Fed took extraordinary steps to stave off a financial crisis. To this end, the Fed created: 1) a Term Auction Lending Facility (TALF) of $100 billion; 2) a Term Securities Lending Facility (TSLF) of $200 billion; 3) the Primary Dealer Credit Facility (PDCF) with no specified limit; and 4) a lending facility specifically for Bear Stearns of $30 billion. The Fed also cut the discount rate and the Fed Funds rate, citing risks to economic growth. Meanwhile, the federal government enacted policy changes that allow Fannie Mae and Freddie Mac to purchase additional mortgage securities.

These actions helped to create liquidity and ease supply and demand pressures on the market. As result, mortgage-backed and asset-backed security prices stabilized in the second half of March and began a tentative rebound in April. The Fed is considering additional steps to further improve liquidity.

INVESTMENT OBJECTIVE

The Fund seeks real return consistent with preservation of capital. Real return is the return on an investment adjusted for inflation.
  Portfolio Composition

The Fund invests primarily in inflation protected securities of varying maturities issued by the U.S. Treasury and other U.S. and non-U.S. government agencies and corporations. The Fund can also diversify its portfolio by investing in other fixed income securities such as U.S. government, asset-backed, mortgage-backed, corporate securities and high yield, as well as securities issued by foreign corporate and government issuers.

Inflation protected securities are income-generating instruments whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied daily to the principal of the bond, follows a designated inflation index, such as the Consumer Price Index for Urban Consumers (CPIU). The Fund can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation protected bonds typically have lower yields than conventional fixed-rate bonds.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income Investment Management Team

April 29, 2008

FUND BASICS
Inflation Protected Securities Fund
as of March 31, 2008
PERFORMANCE REVIEW

	Fund Total Return	Lehman Brothers	30-Day
August 31, 2007–March 31, 2008	(based on NAV)[1]	U.S. TIPS Index[2]	Standardized Yield[3]

Class A	12.09%	11.88%	5.61%
Class C	12.02	11.88	5.15
Institutional	12.62	11.88	6.21

November 30, 2007–March 31, 2008

Class R	5.81%	5.01%	5.59%
Class IR	5.98	5.01	6.11

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Lehman Brothers U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity, and, as a portion of the index, total a minimum amount outstanding of 100 million U.S. dollars. Individuals cannot invest directly in an index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 3/31/08	One Year	Since Inception	Inception Date

Class A	N/A	7.06%	8/31/07
Class C	N/A	11.01	8/31/07
Institutional	N/A	12.62	8/31/07
Class R	N/A	5.81	11/30/07
Class IR	N/A	5.98	11/30/07

[4]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class R and IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.67%	1.85%
Class C	1.42	2.60
Institutional	0.33	1.51
Class R	0.92	2.10
Class IR	0.42	1.60

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.
SECTOR ALLOCATION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements and securities lending collateral. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND
Performance Summary
March 31, 2008
The following graph shows the value, as of March 31, 2008, of a $10,000 investment made on August 31, 2007 in Class A Shares (with the maximum sales charge of 4.5%) of the Goldman Sachs Inflation Protected Securities Fund. For comparative purposes, the performance of the Fund’s benchmark, the Lehman Brothers U.S. TIPS Index (“Lehman U.S. TIPS Index”) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. This performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class C, Institutional, Class R and Class IR Shares will vary from Class A Shares due to differences in fees and loads. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.
Inflation Protected Securities Fund’s Lifetime Performance
Performance of a $10,000 Investment, with distributions reinvested, from August 31, 2007 through March 31, 2008.

Cumulative Total Returns through March 31, 2008	Since Inception
Class A (commenced August 31, 2007)
Excluding sales charges	12.09%
Including sales charges	7.06%

Class C (commenced August 31, 2007)
Excluding contingent deferred sales charges	12.02%
Including contingent deferred sales charges	11.01%

Institutional Class (commenced August 31, 2007)	12.62%

Class R (commenced November 30, 2007)	5.81%

Class IR (commenced November 30, 2007)	5.98%

GOLDMAN SACHS ENHANCED INCOME FUND
Schedule of Investments
March 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value
Corporate Bonds – 25.7%

Banks – 6.2%
Bank of America Corp.
$975,000	7.400%	01/15/11	$1,044,052
Citigroup, Inc.
1,050,000	4.125	02/22/10	1,039,944
325,000	5.250	02/27/12	322,575
Credit Suisse First Boston New York(a)
2,000,000	6.500	05/01/08	2,003,962
Deutsche Bank AG London
1,500,000	5.375	10/12/12	1,567,654
Huntington National Bank
1,750,000	4.650	06/30/09	1,747,433
JPMorgan Chase & Co.
725,000	6.500	01/15/09	736,538
1,550,000	7.875	06/15/10	1,668,925
Keybank National Association
1,100,000	7.300	05/01/11	1,199,787
National Australia Bank Ltd.(b)
875,000	8.600	05/19/10	944,913
Union Planters Corp.
1,500,000	7.750	03/01/11	1,577,010
Wachovia Bank NA
250,000	5.800	12/01/08	253,057
Washington Mutual, Inc.
1,425,000	4.000	01/15/09	1,282,500
Wells Fargo & Co.
500,000	3.120 (b)	08/15/08	498,073
375,000	4.875	01/12/11	381,507
Wells Fargo Bank NA
525,000	7.550	06/21/10	569,928

			16,837,858

Brokerage – 2.1%
Credit Suisse First Boston Mortgage Securities, Inc.
2,975,000	4.125	01/15/10	3,013,436
Lehman Brothers Holdings, Inc.(c)
1,575,000	3.233	05/25/10	1,408,989
Morgan Stanley & Co.
1,350,000	4.000	01/15/10	1,324,330

			5,746,755

Captive Financial – 0.7%
American Express Centurion Bank
1,250,000	5.200	11/26/10	1,275,577
Caterpillar Financial Services Corp.
725,000	4.850	12/07/12	741,480

			2,017,057

Construction Machinery – 0.8%
John Deere Capital Corp.
2,000,000	5.400	04/07/10	2,084,978

Electric(b) – 0.3%
Pacific Gas & Electric Co.
725,000	4.200	03/01/11	727,975

Energy(b) – 0.1%
Conoco Funding Co.
275,000	6.350	10/15/11	299,621

Food and Beverage(b) – 0.5%
Kellogg Co.
1,375,000	5.125	12/03/12	1,421,834

Health Care Services(b) – 0.5%
UnitedHealth Group, Inc.
1,400,000	5.125	11/15/10	1,425,455

Life Insurance – 6.0%
AXA Financial, Inc.(b)
2,125,000	7.750	08/01/10	2,331,916
Genworth Financial, Inc.
2,000,000	5.231	05/16/09	2,017,488
ING Security Life Institutional Funding(a)
2,500,000	4.250	01/15/10	2,521,430
Monumental Global Funding II(a)
800,000	3.900	06/15/09	798,145
750,000	4.375	07/30/09	754,697
Nationwide Life Global Funding I(a)
1,175,000	5.450	10/02/12	1,251,683
Principal Financial Group Australia(a)(b)
550,000	8.200	08/15/09	581,790
Protective Life Secured Trusts
350,000	3.700	11/24/08	348,846
Prudential Financial, Inc.
3,625,000	5.800	06/15/12	3,798,659
TIAA Global Markets, Inc.(a)(b)
1,900,000	5.125	10/10/12	1,965,694

			16,370,348

Media(b) – 0.4%
The Walt Disney Co.
1,100,000	4.700	12/01/12	1,129,099

Noncaptive-Financial – 4.7%
American General Finance Corp.
1,500,000	4.875	05/15/10	1,499,757
1,000,000	4.000	03/15/11	944,472
Countrywide Home Loans, Inc.
1,325,000	4.000	03/22/11	1,185,875
General Electric Capital Corp.
550,000	4.125	09/01/09	558,337
1,400,000	5.200	02/01/11	1,448,100
HSBC Finance Corp.
7,000,000	4.125	11/16/09	7,027,345

			12,663,886

Real Estate Investment Trust(b) – 1.2%
Simon Property Group LP
1,522,000	4.875	03/18/10	1,518,924
Westfield Capital Corp. Ltd.(a)
1,825,000	4.375	11/15/10	1,789,037

			3,307,961

Wireless Telecommunications(b) – 0.3%
Vodafone Group PLC
575,000	7.750	02/15/10	609,368
200,000	5.350	02/27/12	201,296

			810,664

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND
Schedule of Investments (continued)
March 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value
Corporate Bonds – (continued)

Wirelines Telecommunications – 1.9%
Ameritech Capital Funding
$375,000	6.250%	05/18/09	$390,690
AT&T, Inc.(b)
1,375,000	4.125	09/15/09	1,380,817
Deutsche Telekom International Finance BV
370,000	3.875 (b)	07/22/08	370,244
1,500,000	8.000	06/15/10	1,604,553
Verizon Global Funding Corp.(b)
1,225,000	7.250	12/01/10	1,315,621

			5,061,925

TOTAL CORPORATE BONDS
(Cost $69,143,298)			$69,905,416

Agency Debentures – 12.2%

FHLB
$12,000,000	5.250%	01/16/09	$12,270,504
FHLMC(d)
15,000,000	4.250	06/23/08	15,061,575
FNMA(e)
6,000,000	5.125	09/02/08	6,067,584

TOTAL AGENCY DEBENTURES
(Cost $33,023,169)			$33,399,663

Asset-Backed Securities – 11.2%

Autos – 6.7%
AmeriCredit Automobile Receivables Trust Series 2005-DA, Class A3
$261,788	4.870%	12/06/10	$259,392
AmeriCredit Automobile Receivables Trust Series 2006-AF, Class A3
1,553,059	5.560	09/06/11	1,560,555
Banc of America Securities Auto Trust Series 2006-G1, Class A3
375,000	5.180	06/18/10	378,723
Capital Auto Receivables Asset Trust Series 2007-3, Class A3A
2,000,000	5.020	09/15/11	2,038,014
Capital One Auto Finance Trust Series 2006-A, Class A3
1,855,239	5.330	11/15/10	1,839,215
Capital One Prime Auto Receivables Trust Series 2007-2, Class A3
2,000,000	4.890	01/17/12	2,015,440
Carmax Auto Owner Trust Series 2005-2, Class A3
160,667	4.210	01/15/10	161,125
Chase Manhattan Auto Owner Trust Series 2006-B, Class A4
625,000	5.110	04/15/14	634,569
Daimler Chrysler Auto Trust Series 2006-D, Class A3
500,000	4.980	02/08/11	506,024
Ford Credit Auto Owner Trust Series 2005-C, Class A3
102,482	4.300	08/15/09	102,718
Harley-Davidson Motorcycle Trust Series 2006-2, Class A2
750,000	5.350	03/15/13	764,663
Household Automotive Trust Series 2005-2, Class A3
146,916	4.370	05/17/10	147,477
Long Beach Auto Receivables Trust Series 2005-A, Class A3
107,652	4.080	06/15/10	107,595
Long Beach Auto Receivables Trust Series 2006-A, Class A4
2,500,000	5.500	05/15/13	2,516,080
National City Auto Receivables Trust Series 2004-A, Class A4
121,488	2.880	05/15/11	121,435
Nissan Auto Receivables Owner Trust Series 2006-B, Class A3
210,702	5.160	02/15/10	212,316
Nissan Auto Receivables Owner Trust Series 2007-B, Class A3
1,500,000	5.030	05/16/11	1,527,512
Triad Auto Receivables Owner Trust Series 2004-A, Class A4
231,945	2.500	09/13/10	231,230
USAA Auto Owner Trust Series 2007-2, Class A3
2,500,000	4.900	02/15/12	2,541,530
World Omni Auto Receivables Trust Series 2005-A, Class A4
497,166	3.820	11/14/11	498,310

			18,163,923

Credit Card – 3.8%
Bank of America Credit Card Trust Series 2006-A16, Class A16
425,000	4.720	05/15/13	433,491
Capital One Multi-Asset Execution Trust Series 2007-A9, Class A9
5,600,000	4.950	08/15/12	5,742,342
Chase Issuance Trust Series 2007-A15, Class A
2,500,000	4.960	09/17/12	2,576,158
Citibank Credit Card Issuance Trust Series 2005-B1, Class B1
750,000	4.400	09/15/10	751,343
MBNA Credit Card Master Note Trust Series 2005-A7, Class A7
750,000	4.300	02/15/11	752,044

			10,255,378

Home Equity(c) – 0.4%
Aegis Asset Backed Securities Trust Series 2006-1, Class A1
199,348	2.679	01/25/37	194,644
Amresco Residential Securities Mortgage Loan Trust Series 1998-2, Class M1F
43,859	6.745	06/25/28	36,280
Centex Home Equity Series 2004-D, Class MV3
750,000	3.599	09/25/34	552,017
Countrywide Asset-Backed Certificates Series 2006-20, Class 2A1
238,928	2.649	04/25/47	232,806
Fremont Home Loan Trust Series 2005-E, Class 2A2
49,044	2.769	01/25/36	48,883
Morgan Stanley ABS Capital I Series 2004-HE4, Class M3
147,827	4.099	05/25/34	90,270

			1,154,900

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Asset-Backed Securities – (continued)

Manufactured Housing – 0.2%
CNH Equipment Trust Series 2006-A, Class A3
$477,640	5.200%	08/16/10	$480,385
Lehman ABS Manufactured Housing Contract Series 2001-B, Class A3
110,466	4.350	05/15/14	100,001

			580,386

Student Loan(a) – 0.1%
GCO Slims Trust Series 2006-1A Class Note
301,326	5.720	03/01/22	288,519

TOTAL ASSET-BACKED SECURITIES
(Cost $30,318,353)			$30,443,106

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT AND SECURITIES LENDING COLLATERAL – 49.1%
(Cost $132,484,820)			$133,748,185

Repurchase Agreement(f) – 50.4%

Joint Repurchase Agreement Account II
$137,200,000	2.496%	04/01/08	$137,200,000
Maturity Value: $137,209,513
(Cost $137,200,000)

	Interest
Shares	Rate	Value
Securities Lending Collateral(c) – 2.3%

State Street Navigator Securities Lending Prime Portfolio
6,216,464	3.180%	$6,216,464
(Cost $6,216,464)

TOTAL INVESTMENTS – 101.8%
(Cost $275,901,284)		$277,164,649

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.8)%		(4,811,880)

NET ASSETS – 100.0%		$272,352,769

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $11,954,957, which represents approximately 4.4% of net assets as of March 31, 2008.

(b)	Securities with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2008.

(d)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(e)	All or a portion of security is on loan.

(f)	Joint repurchase agreement was entered into on March 31, 2008. Additional information appears on page 57.

Investment Abbreviations:
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association

ADDITIONAL INVESTMENT INFORMATION
FUTURES CONTRACTS — At March 31, 2008, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Federal Funds	62	May 2008	$25,352,278	$(69,966)
Eurodollars	154	June 2008	37,626,050	702,202
Eurodollars	171	September 2008	41,854,388	398,906
2 Year U.S. Treasury Notes	(141)	June 2008	(30,266,531)	(182,485)
5 Year U.S. Treasury Notes	(197)	June 2008	(22,504,172)	(319,576)

TOTAL				$529,081

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND
Schedule of Investments
March 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – 62.6%

Collateralized Mortgage Obligations – 10.9%
Adjustable Rate Non-Agency(a) – 6.7%
American Home Mortgage Assets Series 2006-3, Class 1A1
$4,255,738	5.296%	10/25/46	$3,110,150
American Home Mortgage Assets Series 2006-3, Class 2A11
4,188,927	5.266	10/25/46	3,049,456
American Home Mortgage Assets Series 2007-1, Class A1
4,350,828	5.026	02/25/47	3,127,963
Banc of America Funding Corp. Series 2007-D, Class 1A5
1,200,000	2.816	06/20/47	661,175
Bank of America Mortgage Securities Series 2002-J, Class A2
185,046	7.527	09/25/32	184,657
Bear Stearns Adjustable Rate Mortgage Trust Series 2003-05, Class 1A1
82,221	6.779	08/25/33	71,779
Chase Mortgage Finance Corp. Series 2007-A1, Class 5A1
888,255	4.170	02/25/37	868,934
Countrywide Alternative Loan Trust Series 2005-38, Class A1
367,698	5.736	09/25/35	256,281
Countrywide Home Loan Trust Series 2003-37, Class 1A1
54,349	7.420	08/25/33	55,681
CS First Boston Mortgage Securities Corp. Series 2003-AR9, Class 2A2
1,229,291	6.671	03/25/33	1,199,930
Harborview Mortgage Loan Trust Series 2006-6, Class 3A1A
3,234,589	6.003	08/19/36	2,280,812
Indy Mac Index Mortgage Loan Trust Series 2004-AR4, Class 1A
477,924	7.047	08/25/34	334,539
JPMorgan Mortgage Trust Series 2007-A1, Class 1A1
906,768	4.201	07/25/35	882,353
JPMorgan Mortgage Trust Series 2007-A1, Class 2A2
842,074	4.749	07/25/35	812,618
JPMorgan Mortgage Trust Series 2007-A1, Class 4A2
877,187	4.071	07/25/35	856,819
JPMorgan Mortgage Trust Series 2007-A1, Class 5A2
850,265	4.766	07/25/35	817,033
Luminent Mortgage Trust Series 2006-5, Class A1A
683,228	2.789	07/25/36	490,158
Residential Accredit Loans, Inc. Series 2005-Q05, Class A1
1,734,797	5.326	01/25/46	1,182,483
Sequoia Mortgage Trust Series 2004-10, Class A3A
1,717,771	5.409	11/20/34	1,609,474
Structured Adjustable Rate Mortgage Loan Trust Series 2007-10, Class 1A1
4,642,434	6.000	11/25/37	3,733,725
Structured Asset Mortgage Investments, Inc. Series 2007-AR3, Class 2A1
4,835,817	2.789	09/25/47	3,665,489
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR5, Class 4A
2,943,572	5.319	07/25/46	2,028,396
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR16, Class 1A1
3,225,493	5.572	10/25/35	3,137,099

			34,417,004

Interest Only(b) – 0.0%
FHLMC REMIC Series 2586, Class NX
2,099,334	4.500	08/15/16	140,438
FNMA REMIC Trust Series 1990-145, Class B
1,629	1,004.961	12/25/20	1,627

			142,065

Inverse Floaters(a) – 0.1%
FHLMC Series 1606, Class SC
270,934	10.678	11/15/08	273,721

Inverse Floating Rate – Interest Only(a)(b) – 0.0%
FNMA REMIC Trust Series 1996-20, Class SB
187,346	10.032	10/25/08	4,599
FNMA Series 1996-40, Class SG
319,410	8.849	03/25/09	9,590

			14,189

Planned Amortization Class – 0.6%
FHLMC Series 2113, Class TE
1,975,026	6.000	01/15/14	2,045,936
FNMA REMIC Trust Series 1993-225, Class WC
999,205	6.500	12/25/13	1,051,423

			3,097,359

Regular Floater(a) – 2.4%
BCAP LLC Trust Series 2006-RR1, Class CF
814,991	3.239	11/25/36	647,391
Collateralized Mortgage Securities Corp. Series N, Class 2
263,702	5.663	08/25/17	264,205
FHLMC Series 1509, Class F
36,782	3.875	04/15/08	36,808
FHLMC Series 1606, Class FC
994,659	4.870	11/15/08	999,136
FHLMC Series 1612, Class FD
113,021	4.870	11/15/08	113,580
FHLMC Series 1661, Class FD
498,821	4.625	01/15/09	499,655
FHLMC Series 1826, Class F
193,542	3.275	09/15/21	194,871
FHLMC Series 3152, Class NX(c)
1,781,070	0.000	05/15/36	1,781,086
FHLMC Series 3171, Class FL(c)
894,580	0.000	01/15/36	868,622
FHLMC Series 3211, Class TX(c)
1,748,154	0.000	09/15/36	1,712,021
FNMA REMIC Trust Series 1993-190, Class F
425,065	5.020	10/25/08	426,324
FNMA REMIC Trust Series 1993-196, Class FD
40,728	4.870	10/25/08	40,874
FNMA REMIC Trust Series 1993-214, Class FA
155,245	3.425	12/25/08	155,399
FNMA REMIC Trust Series 1993-233, Class FA
62,102	4.870	12/25/08	62,360
FNMA Series 1990-145, Class A
663,031	5.458	12/25/20	658,775

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

Regular Floater(a) – (continued)
FNMA Series 1993-231, Class FE
$440,976	3.525%	12/25/08	$441,357
FNMA Series 1997-20, Class F
1,513,839	4.980	03/25/27	1,463,073
FNMA Series 1998-66, Class FC
332,283	3.318	11/17/28	334,436
FNMA Series 2001-70, Class OF
1,704,964	3.549	10/25/31	1,684,836

			12,384,809

Sequential Fixed Rate – 1.0%
FHLMC Series 1720, Class PJ
657,158	7.250	01/15/24	668,653
First Nationwide Trust Series 2001-4, Class 1A1
570,448	6.750	09/21/31	569,191
FNMA REMIC Trust Series 1996-14, Class J
85,604	6.150	03/25/09	86,249
FNMA Series 1994-72, Class J
3,792,037	6.000	06/25/23	3,829,651

			5,153,744

Support – 0.1%
FHLMC Series 1639, Class M
559,475	6.000	12/15/08	562,346

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$56,045,237

Commercial Mortgage-Backed Securities(a)(b)(d) – 0.5%
Interest Only – 0.5%
Bear Stearns Commercial Mortgage Securities, Inc. Series 2001-TOP2, Class X2
142,041,083	1.284	02/15/35	123,164
Salomon Brothers Mortgage Securities VII Series 2002-Key2, Class X2
88,598,000	2.086	03/18/36	2,587,035

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$2,710,199

Federal Agencies – 51.2%
Adjustable Rate FHLMC(a) – 5.0%
105,077	5.633	08/01/16	105,800
122,759	6.344	08/01/18	123,896
109,713	5.849	11/01/18	112,657
611,943	5.850	11/01/18	627,131
30,698	5.875	02/01/19	31,000
32,539	7.374	02/01/19	33,642
96,270	5.483	03/01/19	95,887
48,933	6.185	03/01/19	49,358
98,695	5.368	06/01/19	97,084
86,847	6.275	07/01/19	87,517
1,239,684	6.251	11/01/19	1,244,558
1,203,681	7.078	11/01/19	1,241,025
114,214	5.571	01/01/20	113,764
128,329	5.483	05/01/21	129,373
38,585	6.166	01/01/25	39,761
96,366	5.483	10/01/26	95,969
1,105,469	6.731	08/01/28	1,146,384
545,016	7.187	05/01/29	561,498
78,521	5.483	06/01/29	78,170
43,882	6.830	09/01/29	44,917
2,459,357	7.074	03/01/30	2,527,748
108,329	5.609	04/01/30	107,954
125,894	5.507	06/01/30	125,334
303,431	7.456	12/01/30	302,805
7,702	7.109	01/01/31	7,795
126,873	5.591	02/01/31	128,184
29,335	7.040	05/01/31	29,743
30,211	6.627	06/01/31	31,009
12,063	7.024	11/01/31	12,230
2,266,840	7.390	12/01/31	2,331,604
3,711,117	7.400	12/01/31	3,851,073
16,585	7.250	10/01/32	16,656
5,442	6.704	02/01/33	5,500
1,495,561	3.944	07/01/33	1,504,490
2,380,444	3.879	09/01/33	2,424,411
101,564	4.397	11/01/33	101,503
982,757	6.278	05/01/35	1,029,065
5,043,910	4.582	08/01/35	5,098,146

			25,694,641

Adjustable Rate FNMA(a) – 13.9%
582,697	6.761	04/01/17	611,661
51,851	5.422	08/01/17	51,591
185,576	5.322	09/01/17	184,644
121,056	5.422	09/01/17	121,177
55,738	6.166	11/01/17	55,890
59,599	5.625	12/01/17	59,679
45,902	6.234	12/01/17	46,216
150,738	5.324	03/01/18	149,981
420,399	5.645	03/01/18	417,402
1,580,501	5.641	07/01/18	1,581,909
160,289	5.422	10/01/18	159,474
162,201	5.483	10/01/18	161,380
82,585	5.502	10/01/18	82,117
499,765	5.804	10/01/18	504,527
179,126	6.549	10/01/18	180,504
10,924	6.199	11/01/18	10,914
72,793	5.875	12/01/18	73,220
219,493	5.529	01/01/19	217,473
42,201	5.473	04/01/19	41,985
709,175	5.912	04/01/19	713,440
349,628	5.422	05/01/19	347,830
1,627,508	5.514	05/01/19	1,612,382
312,425	5.803	06/01/19	314,276
267,898	5.929	06/01/19	270,552
266,484	6.150	07/01/19	276,394
499,182	5.750	08/01/19	501,650
580,069	5.942	08/01/19	579,173
5,826	7.180	09/01/19	5,868
54,502	5.793	11/01/19	54,824
2,185,996	6.858	11/01/19	2,238,723
10,368	5.826	04/01/20	10,472

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND
Schedule of Investments (continued)
March 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

Adjustable Rate FNMA(a) – (continued)
$639,219	7.072%	05/01/20	$658,192
656,242	5.549	06/01/20	650,027
203,405	5.789	06/01/20	202,522
335,771	5.806	11/01/20	334,305
455,936	6.064	03/01/21	461,766
168,184	6.999	09/01/21	171,557
109,894	5.955	12/01/21	111,079
1,687,940	6.044	01/01/22	1,717,787
49,644	6.913	02/01/22	50,714
153,523	5.808	05/20/22	155,786
4,833,096	6.764	12/01/22	4,929,195
403,242	7.200	02/01/23	408,531
11,146	6.219	12/01/23	11,265
782,264	7.183	01/01/24	801,063
770,661	6.933	03/01/24	803,612
8,106,981	5.792	04/01/24	8,142,191
739,257	5.832	06/20/24	756,092
41,200	6.127	08/01/24	42,577
239,655	5.706	01/01/25	248,567
428,053	6.454	02/01/27	429,928
62,019	5.422	06/01/27	61,906
45,578	5.422	12/01/27	45,734
85,059	5.422	01/01/28	84,902
225,854	7.183	05/01/28	229,205
37,198	6.598	09/01/28	37,223
722,398	5.945	01/01/29	729,044
40,298	5.499	06/01/29	40,226
30,017	5.570	06/01/29	29,718
14,899	7.010	06/01/29	14,991
1,192,702	6.320	05/01/30	1,211,607
5,342	7.260	02/01/31	5,393
100,282	7.244	05/01/31	101,939
178,816	7.141	06/01/31	179,448
1,370,858	5.708	07/01/31	1,398,110
115,537	6.053	08/01/31	116,912
355,549	7.035	08/01/31	356,224
489,885	5.465	11/01/31	491,876
278,362	6.213	12/01/31	282,293
163,140	5.482	01/01/32	166,162
251,259	4.930	02/01/32	254,579
62,127	4.890	03/01/32	61,018
665,514	6.254	03/01/32	676,252
26,054	6.444	03/01/32	26,480
658,808	5.492	04/01/32	688,660
87,499	6.729	04/01/32	89,241
60,275	6.523	05/01/32	60,205
311,261	6.366	07/01/32	327,024
34,514	5.525	08/01/32	35,076
655,203	5.184	09/01/32	667,307
47,198	6.575	09/01/32	47,973
97,178	6.763	09/01/32	99,565
53,286	7.000	09/01/32	54,337
24,742	7.300	09/01/32	25,180
48,068	7.108	10/01/32	48,403
13,667	6.710	12/01/32	13,945
232,750	6.376	01/01/33	239,154
1,289,517	5.543	02/01/33	1,291,679
5,462,238	5.634	03/01/33	5,423,546
101,837	4.052	04/01/33	102,001
307,634	5.166	04/01/33	315,012
1,580,352	4.608	05/01/33	1,608,272
673,922	4.960	05/01/33	675,352
6,105,214	5.037	05/01/33	6,109,702
3,245,187	3.873	07/01/33	3,234,533
2,294,530	4.331	08/01/33	2,288,622
81,542	6.061	08/01/33	83,857
234,390	4.260	01/01/34	234,622
38,012	5.920	02/01/34	38,880
3,331,575	4.701	10/01/34	3,376,194
2,202,640	4.360	04/01/35	2,219,877
2,051,498	4.676	10/01/35	2,114,723
42,046	5.433	05/01/36	41,996
10,111	6.183	11/01/38	10,276
228,258	5.922	06/01/40	230,094
837,265	6.223	07/01/40	853,414
31,522	5.722	02/01/41	31,254

			72,005,302

Adjustable Rate GNMA(a) – 5.3%
3,744,043	4.750	04/20/34	3,747,591
15,820,713	5.500	08/20/34	16,122,762
2,354,472	5.625	08/20/34	2,402,920
5,085,883	4.750	12/20/34	5,138,789

			27,412,062

FHLMC – 3.7%
471,027	7.000	02/01/09	478,096
270,295	7.000	03/01/09	276,149
475,939	7.000	04/01/09	481,724
248,620	7.000	05/01/09	254,718
272,834	7.000	06/01/09	279,525
94,431	7.500	06/01/09	95,738
178,038	6.500	03/01/13	184,033
333,077	6.500	04/01/13	344,294
152,474	6.500	05/01/13	157,609
353,082	6.500	06/01/13	364,971
678,907	5.000	12/01/13	697,401
801,850	4.000	01/01/14	807,028
2,357,863	8.000	12/01/15	2,472,342
460,625	6.000	05/01/17	475,283
549,724	7.000	04/01/21	582,880
307,855	7.000	08/01/21	326,423
2,327,193	7.000	03/01/22	2,464,235
831,109	7.000	05/01/22	880,050
3,353,019	7.000	06/01/22	3,550,468
40,027	7.000	12/01/25	42,387
3,656,260	7.000	11/01/37	3,833,497

			19,048,851

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Principal	Interest		Maturity
Amount	Rate		Date	Value
Mortgage-Backed Obligations – (continued)

FNMA – 23.3%
$5,029,667	4.000%		05/01/10	$5,092,060
5,739,948	4.000		06/01/10	5,803,498
908,998	6.000		09/01/11	933,840
1,152,360	6.500		04/01/12	1,204,319
2,667,380	6.000		05/01/12	2,740,898
521,154	6.500		05/01/12	544,945
1,812,167	6.000		06/01/12	1,862,114
600,939	6.500		06/01/12	629,011
8,842,835	5.500		01/01/13	9,069,382
2,062,667	4.500		08/01/13	2,095,904
9,122,850	4.500		09/01/13	9,267,360
996,747	8.000		01/01/16	1,053,858
816,516	7.000		03/01/17	857,499
213,678	7.000		05/01/17	224,403
8,295,355	5.500		03/01/18	8,506,960
1,043,898	5.500		04/01/18	1,070,526
294,076	7.000		07/01/21	312,909
451,542	7.000		11/01/21	480,459
238,284	7.000		12/01/21	253,543
415,263	7.000		01/01/22	441,856
87,352	7.000		02/01/22	92,946
281,078	7.000		01/01/28	298,376
407,542	6.500		04/01/33	424,213
33,611	7.000		09/01/36	35,304
481,475	5.000		01/01/37	477,072
1,006,740	7.000		01/01/37	1,057,467
533,230	7.000		03/01/37	560,098
24,662,847	7.000		04/01/37	25,905,541
30,001	7.000		08/01/37	31,622
717,691	6.500		10/01/37	744,240
15,715,243	7.500		10/01/37	16,429,424
8,491,991	8.000		10/01/37	8,981,363
10,690,824	7.000		11/01/37	11,229,716
518,524	5.000		03/01/38	513,658
989,696	7.000		03/01/38	1,039,612

				120,265,996

GNMA – 0.0%
46,988	7.000		12/15/25	50,522
123,392	7.000		04/15/26	131,748

				182,270

TOTAL FEDERAL AGENCIES				$264,609,122

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $330,998,147)				$323,364,558

Agency Debentures – 10.7%

FHLB
$10,000,000	5.125	%(e)	12/29/08	$10,210,690
20,000,000	5.250		01/16/09	20,450,840
FHLMC(f)
16,223,000	5.400		07/16/09	16,372,446
8,000,000	3.250		02/25/11	8,116,784

TOTAL AGENCY DEBENTURES
(Cost $54,425,686)				$55,150,760

Asset-Backed Security(a) – 0.1%

Home Equity – 0.1%
Countrywide Home Equity Loan Trust Series 2004-G, Class 2A
$887,035	3.038%		12/15/29	$801,382
(Cost $885,232)

Municipal Bonds(a) – 3.1%

California – 1.2%
California Statewide Communities Development Authority VRDN RB John Muir Health Series 2006 B (MBIA)
$6,000,000	6.100%		08/15/36	$6,000,000

New Jersey – 0.5%
New Jersey Health Care Facilities Financing Authority VRDN RB Meridan Health Series 2007 I (ASSURED GTY)
2,750,000	7.000		07/01/38	2,750,000

North Carolina – 0.2%
New Hanover County Hospital VRDN RB New Hanover Regional Medical Center Series 2006 A (FSA)
825,000	6.110		10/01/36	825,000

Washington – 1.2%
Washington State Health Care Facilities Authority VRDN RB Catholic Health Series 2007 A-1 (AMBAC)
6,275,000	5.440		12/01/36	6,275,000

TOTAL MUNICIPAL BONDS
(Cost $15,850,000)				$15,850,000

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT AND SECURITIES LENDING COLLATERAL – 76.5%
(Cost $402,159,065)				$395,166,700

Repurchase Agreement(g) – 21.5%

Joint Repurchase Agreement Account II
$111,200,000	2.496%		04/01/08	$111,200,000
Maturity Value: $111,207,710
(Cost $111,200,000)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND
Schedule of Investments (continued)
March 31, 2008

	Interest
Shares	Rate	Value
Securities Lending Collateral(a) – 4.9%

State Street Navigator Securities Lending Prime Portfolio
25,039,750	3.180%	$25,039,750
(Cost $25,039,750)

TOTAL INVESTMENTS – 102.9%
(Cost $538,398,815)		$531,406,450

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.9)%		(15,136,157)

NET ASSETS – 100.0%		$516,270,293

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2008.

(b)	Represents security with notional principal amount. The actual effective yield of this security is different than the stated interest rate.

(c)	Security is issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(d)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $ 2,710,199, which represents approximately 0.5% of net assets as of March 31, 2008.

(e)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(f)	All or a portion of security is on loan.

(g)	Joint repurchase agreement was entered into on March 31, 2008. Additional information appears on page 57.

Investment Abbreviations:
AMBAC	—	Insured by American Bond Assurance Corporation
ASSURED GTY	—	Assured Guaranty
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
FSA	—	Insured by Financial Security Assurance Co.
GNMA	—	Government National Mortgage Association
LIBOR	—	London Interbank Offered Rate
MBIA	—	Insured by Municipal Bond Investors Assurance
RB	—	Revenue Bond
REMIC	—	Real Estate Mortgage Investment Conduit
VRDN	—	Variable Rate Demand Notes

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

ADDITIONAL INVESTMENT INFORMATION
FUTURES CONTRACTS — At March 31, 2008, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Eurodollars	58	June 2008	$14,170,850	$(32,141)
Eurodollars	(32)	September 2008	(7,832,400)	(34,121)
Eurodollars	(163)	December 2008	(39,869,800)	(239,130)
Eurodollars	(83)	March 2009	(20,296,613)	(116,755)
Eurodollars	(153)	June 2009	(37,343,475)	(252,782)
Eurodollars	(238)	September 2009	(57,967,875)	(466,406)
Eurodollars	(210)	December 2009	(51,001,125)	(300,586)
U.S. Treasury Bonds	132	June 2008	15,681,188	10,627
2 Year U.S. Treasury Notes	757	June 2008	162,494,781	1,069,841
5 Year U.S. Treasury Notes	(198)	June 2008	(22,618,406)	27,187
10 Year U.S. Treasury Notes	(97)	June 2008	(11,538,453)	(315,424)

TOTAL				$(649,690)

INTEREST RATE SWAP CONTRACTS — At March 31, 2008, the Fund had outstanding swap contracts with the following terms:

				Rates Exchanged

	Notional			Payments	Payments	Upfront Payments
	Amount		Termination	received by	made by	made (received)	Unrealized
Swap Counterparty	(000s)		Date	the Fund	the Fund	by the Fund	Gain (Loss)

Banc of America Securities LLC	$4,600	(a)	06/18/13	4.500%	3 month LIBOR	$40,263	$195,478
	5,800	(a)	06/18/13	3 month LIBOR	4.500%	(206,971)	(90,267)
	5,900	(a)	06/18/18	3 month LIBOR	5.000	(390,960)	(31,427)
	3,600	(a)	06/18/18	5.000	3 month LIBOR	250,863	6,866
	41,000		11/12/19	3 month LIBOR	5.069	—	(3,741,497)
	4,600	(a)	06/18/23	3 month LIBOR	5.250	(281,658)	(113,082)
	5,600	(a)	06/18/28	5.250	3 month LIBOR	419,037	62,324
	3,400	(a)	06/18/28	3 month LIBOR	5.250	(296,339)	4,084
Bear Stearns & Co., Inc.	5,400		08/20/14	3 month LIBOR	5.282	—	(466,448)
	8,800	(a)	06/18/18	3 month LIBOR	5.000	(108,709)	(521,293)
	8,700	(a)	06/18/28	5.250	3 month LIBOR	138,327	609,502
Deutsche Bank Securities, Inc.	18,830	(a)	11/17/10	3 month LIBOR	4.315	—	(582,507)
	6,870	(a)	12/24/10	3 month LIBOR	3.780	—	(132,451)
	3,450	(a)	12/29/10	3 month LIBOR	4.000	—	(80,291)
	5,260	(a)	12/29/10	3 month LIBOR	3.868	—	(109,150)
	8,140	(a)	01/07/11	3 month LIBOR	3.658	—	(133,833)
	3,810	(a)	01/28/11	3 month LIBOR	3.161	—	(23,497)
	39,900	(a)	06/18/13	3 month LIBOR	4.500	(1,382,126)	(662,668)
	8,300	(a)	06/18/13	4.500	3 month LIBOR	82,597	342,761
	16,600	(a)	11/17/15	4.920	3 month LIBOR	—	996,000
	6,000	(a)	12/24/15	4.520	3 month LIBOR	—	197,622
	3,000	(a)	12/29/15	4.745	3 month LIBOR	—	138,814
	4,600	(a)	12/29/15	4.630	3 month LIBOR	—	180,876
	7,100	(a)	01/07/16	4.487	3 month LIBOR	—	213,197
	3,300	(a)	01/28/16	4.224	3 month LIBOR	—	41,698
	12,600	(a)	06/18/18	3 month LIBOR	5.000	(521,660)	(380,389)
	6,400	(a)	06/18/18	5.000	3 month LIBOR	297,986	160,198
	12,400	(a)	06/18/28	5.250	3 month LIBOR	459,808	606,064
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND
Schedule of Investments (continued)
March 31, 2008
ADDITIONAL INVESTMENT INFORMATION (CONTINUED)
INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged

	Notional			Payments	Payments	Upfront Payments
	Amount		Termination	received by	made by	made (received)	Unrealized
Swap Counterparty	(000s)		Date	the Fund	the Fund	by the Fund	Gain (Loss)

Deutsche Bank Securities, Inc.	$6,300	(a)	06/18/28	3 month LIBOR	5.250%	$(307,552)	$(233,979)
	4,630	(a)	11/17/38	3 month LIBOR	5.309	—	(421,575)
	1,650	(a)	12/24/38	3 month LIBOR	5.011	—	(67,263)
	830	(a)	12/29/38	3 month LIBOR	5.215	—	(60,565)
	1,270	(a)	12/29/38	3 month LIBOR	5.121	—	(73,784)
	1,950	(a)	01/07/39	3 month LIBOR	5.017	—	(79,522)
	910	(a)	01/28/39	3 month LIBOR	4.939	—	(24,580)
JPMorgan Securities, Inc.	7,400	(a)	06/18/13	3 month LIBOR	4.500	(272,870)	(106,365)
	50,000	(a)	06/18/15	5.000%	3 month LIBOR	1,444,097	2,369,187
	5,100	(a)	06/18/18	3 month LIBOR	5.000	(133,821)	(231,294)
	19,700	(a)	06/18/18	5.000	3 month LIBOR	566,622	843,723
	5,100	(a)	06/18/28	5.250	3 month LIBOR	72,252	366,132
	19,200	(a)	06/18/28	3 month LIBOR	5.250	(851,162)	(799,221)
	2,800	(a)	06/18/38	5.250	3 month LIBOR	127,844	133,849

TOTAL						$(854,132)	$(1,698,573)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2008.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND
Schedule of Investments
March 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – 51.2%

Collateralized Mortgage Obligations – 2.3%
Interest Only(a) – 0.0%
FHLMC REMIC Series 2575, Class IB
$1,729,837	5.500%	08/15/30	$120,725
FHLMC REMIC Series 2586, Class NX
1,172,057	4.500	08/15/16	78,406

			199,131

Inverse Floaters(b) – 0.0%
FNMA REMIC Trust Series 1990-134, Class SC
50,878	17.663	11/25/20	65,085
GNMA Series 2001-59, Class SA
19,154	17.168	11/16/24	24,134

			89,219

IOette(a) – 0.0%
FHLMC Series 1161, Class U
1,178	1,172.807	11/15/21	32,079

Planned Amortization Class – 0.3%
FHLMC Series 1556, Class H
1,026,222	6.500	08/15/13	1,071,533
FHLMC Series 1601, Class PL
126,505	6.000	10/15/08	126,362
FHLMC Series 1606, Class H
177,194	6.000	11/15/08	176,994
FHLMC Series 1916, Class PC
2,048,846	6.750	12/15/11	2,116,802
FNMA Series 1993-207, Class G
477,112	6.150	04/25/23	479,722

			3,971,413

Planned Amortization – Interest Only(a) – 0.0%
FHLMC Series 1587, Class HA
12,817	6.500	10/15/08	156

Regular Floater(b) – 1.0%
FHLMC Series 3151, Class KY(c)
2,609,181	0.000	05/15/36	2,754,421
FHLMC Series 3171, Class FL(c)
1,341,870	0.000	01/15/36	1,302,932
FHLMC Series 3211, Class TX(c)
2,622,230	0.000	09/15/36	2,568,032
FNMA REMIC Series 2006-5, Class 2A1
692,954	6.98	11/25/28	692,498
FNMA Series 1988-12, Class B
193,797	2.588	02/25/18	178,600
FNMA Series 2001-60, Class OF
2,557,446	3.549	10/25/31	2,590,542
FNMA Series 2001-70, Class OF
1,278,723	3.549	10/25/31	1,263,627

			11,350,652

Sequential Fixed Rate – 0.9%
FHLMC Series 108, Class G
467,242	8.500	12/15/20	494,931
FHLMC Series 1564, Class H
163,603	6.500	08/15/08	163,912
FHLMC Series 1655, Class K
1,403,770	6.500	01/15/09	1,402,137
FHLMC Series 1980, Class Z
2,103,216	7.000	07/15/27	2,218,059
FHLMC Series 2019, Class Z
2,119,130	6.500	12/15/27	2,226,479
FNMA REMIC Trust Series 1989-66, Class J
765,427	7.000	09/25/19	819,563
FNMA REMIC Trust Series 1990-16, Class E
461,003	9.000	03/25/20	513,110
FNMA REMIC Trust Series 1992-33, Class K
1,708,557	8.500	03/25/18	1,791,917
FNMA REMIC Trust Series 1993-052, Class J
20,176	6.500	04/25/08	20,132
FNMA REMIC Trust Series 1993-126, Class PG
130,474	6.500	07/25/08	130,683
FNMA REMIC Trust Series 1994-18, Class D
997,010	6.750	02/25/24	1,002,448
FNMA Series 1988-12, Class A
245,477	10.000	02/25/18	271,356
GNMA REMIC Trust Series 1995-3, Class DQ
95,073	8.050	06/16/25	101,721

			11,156,448

Targeted Amortization Class(b)(c) – 0.1%
FHLMC REMIC Trust Series 3291, Class XC
946,065	0.000	03/15/37	886,926
FNMA REMIC Trust Series 2006-27, Class YF
729,260	0.000	04/25/36	760,001

			1,646,927

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$28,446,025

Federal Agencies – 48.9%
Adjustable Rate FHLMC(b) – 6.0%
226,123	5.768	05/01/18	231,311
156,613	6.166	10/01/25	162,415
1,488,303	3.539	09/01/33	1,479,577
292,029	3.803	09/01/33	291,664
5,737,947	6.094	09/01/34	5,793,484
551,708	4.459	10/01/34	557,044
377,468	4.330	11/01/34	380,893
1,068,241	4.367	11/01/34	1,078,693
330,446	4.388	11/01/34	333,576
495,989	4.475	11/01/34	501,343
3,190,731	5.425	11/01/34	3,208,393
635,904	4.366	01/01/35	641,907
757,761	4.338	02/01/35	764,595
492,352	4.354	02/01/35	496,913
1,164,061	4.418	02/01/35	1,177,114
614,012	4.437	02/01/35	621,097
971,779	4.440	02/01/35	981,886
789,174	4.500	02/01/35	797,889
3,734,274	4.463	03/01/35	3,786,972
2,378,131	4.224	04/01/35	2,391,186
12,747,286	4.454	06/01/35	12,861,448

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND
Schedule of Investments (continued)
March 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

Adjustable Rate FHLMC(b) – (continued)
$4,736,050	4.879%	08/01/35	$4,739,237
3,118,755	4.551	11/01/35	3,158,917
2,280,384	5.887	05/01/36	2,336,332
903,172	5.966	10/01/36	922,050
857,577	5.905	11/01/36	877,098
21,828,984	6.466	09/01/37	22,531,851

			73,104,885

Adjustable Rate FNMA(b) – 18.0%
249,804	6.419	11/01/17	256,977
431,873	6.186	02/01/18	448,736
189,248	6.133	06/01/18	196,747
317,021	7.072	05/01/20	326,430
211,881	5.845	01/01/23	220,612
880,399	6.454	02/01/27	884,255
9,737,232	5.826	08/01/29	9,803,457
238,396	5.483	07/01/32	241,268
407,515	5.624	07/01/32	413,022
1,005,843	5.241	01/01/33	1,022,624
43,056	4.609	03/01/33	43,731
7,524,740	4.262	05/01/33	7,533,973
506,495	4.666	06/01/33	514,428
373,644	4.577	07/01/33	379,438
1,653,107	3.906	08/01/33	1,700,557
4,904,094	5.422	08/01/33	4,899,817
50,092	3.676	09/01/33	50,425
49,827	4.005	12/01/33	49,926
5,288,626	4.399	02/01/34	5,283,703
3,234,897	4.214	03/01/34	3,227,566
150,147	4.395	04/01/34	152,373
2,831,897	4.968	05/01/34	2,848,559
1,792,499	5.033	05/01/34	1,803,389
2,914,478	6.213	06/01/34	2,946,910
5,396,941	4.701	10/01/34	5,469,222
193,471	4.768	10/01/34	196,003
2,419,261	6.618	10/01/34	2,470,745
1,379,500	4.563	11/01/34	1,397,377
70,942	4.638	11/01/34	71,838
1,825,274	6.218	11/01/34	1,831,447
693,467	4.526	12/01/34	701,973
1,480,576	6.387	12/01/34	1,493,604
258,316	4.325	01/01/35	261,012
823,141	4.459	01/01/35	833,346
848,572	4.480	01/01/35	859,445
897,196	4.513	01/01/35	908,574
487,712	4.295	02/01/35	492,818
1,968,923	4.432	02/01/35	1,994,263
2,470,979	5.899	02/01/35	2,508,913
722,697	5.984	02/01/35	734,007
753,179	4.416	03/01/35	761,791
1,121,829	4.817	03/01/35	1,130,011
5,964,136	5.032	03/01/35	6,065,788
7,029,221	4.360	04/01/35	7,084,230
5,462,881	4.656	04/01/35	5,547,188
1,154,370	4.663	04/01/35	1,172,846
2,505,434	5.230	04/01/35	2,538,462
1,461,610	4.365	05/01/35	1,461,249
1,093,722	4.390	05/01/35	1,107,516
3,048,432	5.045	05/01/35	3,062,117
7,441,527	4.738	08/01/35	7,570,792
5,418,342	4.718	10/01/35	5,477,562
1,247,477	5.617	04/01/36	1,281,781
4,843,686	6.916	04/01/36	4,925,438
13,805,951	5.901	06/01/36	14,221,065
8,520,022	6.866	06/01/36	8,656,146
683,761	6.090	07/01/36	705,247
11,390,091	6.953	07/01/36	11,582,903
14,456,654	5.931	09/01/36	14,895,367
913,168	5.519	11/01/36	933,795
912,139	5.675	11/01/36	931,271
18,989,305	5.892	07/01/37	19,544,852
28,447,723	6.830	09/01/37	29,384,786
895,671	5.710	12/01/46	919,012

			218,434,725

Adjustable Rate GNMA(b) – 2.5%
5,599,595	4.750	05/20/34	5,604,901
1,120,776	5.500	05/20/34	1,137,476
2,689,992	5.500	07/20/34	2,740,895
2,061,468	5.625	08/20/34	2,103,887
8,821,638	5.500	09/20/34	8,988,808
4,837,774	5.625	09/20/34	4,937,882
1,790,813	4.750	10/20/34	1,809,445
3,302,781	4.750	12/20/34	3,337,145

			30,660,439

FHLMC – 5.7%
2,675,134	4.500	05/01/08	2,674,097
5,795	7.000	01/01/09	5,938
1,311	7.000	02/01/09	1,343
4,631	7.000	03/01/09	4,687
8,373	7.000	04/01/09	8,578
11,562	7.000	05/01/09	11,845
19,437	6.500	06/01/10	20,080
257,534	6.500	07/01/10	266,044
27,825	7.000	07/01/10	28,507
534	6.500	08/01/10	552
23,702	7.000	01/01/11	23,991
20,047	7.000	12/01/12	20,733
110,597	6.500	01/01/13	114,322
89,142	6.500	04/01/13	92,143
158,886	6.500	05/01/13	164,236
92,003	6.500	06/01/13	95,101
891,047	4.000	09/01/13	897,218
58,563	6.500	10/01/13	60,535
929,998	4.000	11/01/13	936,359
1,018,361	5.000	12/01/13	1,046,101
1,202,776	4.000	01/01/14	1,210,542
1,059,054	4.000	05/01/14	1,065,378
518,799	4.500	06/01/14	527,845
2,079,190	4.500	10/01/14	2,115,370
5,315,811	5.000	10/01/14	5,466,068
1,226,761	4.000	11/01/14	1,232,694

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

FHLMC – (continued)
$2,165,825	4.500%	11/01/14	$2,203,588
1,662,501	4.000	03/01/15	1,669,887
11,300,615	4.500	03/01/15	11,497,002
836,288	4.500	08/01/15	842,256
75,439	8.500	10/01/15	85,968
815,869	8.000	12/01/15	855,482
30,148	7.000	03/01/16	31,697
207,087	4.500	04/01/18	206,815
306,057	4.500	11/01/18	305,655
439,563	4.500	05/01/19	438,430
1,025,539	4.500	04/01/20	1,024,192
692,802	4.500	08/01/20	691,892
1,721,954	7.000	04/01/22	1,823,354
36,557	7.500	01/01/31	38,837
9,966,656	7.500	12/01/36	10,435,165
18,144,276	7.000	11/01/37	18,964,911

			69,205,438

FNMA – 16.5%
57	7.000	05/01/08	57
40,891	7.000	09/01/08	41,353
648	5.500	01/01/09	651
967	7.000	12/01/09	994
6,107,453	4.000	05/01/10	6,183,215
28,540	8.500	05/01/10	30,085
6,505,274	4.000	06/01/10	6,577,297
863	7.000	08/01/10	893
971	7.000	01/01/11	982
1,974	5.500	04/01/11	2,024
944	5.500	07/01/11	948
21,608	7.000	07/01/11	22,454
3,600,976	5.500	01/01/13	3,693,231
627	5.500	04/01/13	643
3,962	5.500	06/01/13	4,065
2,062,667	4.500	08/01/13	2,095,904
11,022,783	4.500	09/01/13	11,197,396
6,020,717	4.000	11/01/13	6,054,720
4,459	5.500	12/01/13	4,576
51,665	6.000	01/01/14	53,376
163,980	6.000	03/01/14	169,411
23,164	5.500	04/01/14	23,841
1,065,930	4.000	01/01/15	1,069,701
545,332	4.500	01/01/15	554,081
4,078	8.500	09/01/15	4,668
238,189	8.500	10/01/15	272,624
37,326	8.500	12/01/15	42,477
6,378	5.500	04/01/16	6,547
51,432	5.500	07/01/16	52,792
9,961	5.500	11/01/16	10,225
1,275,682	5.500	01/01/17	1,309,409
29,273	5.500	02/01/17	30,047
14,353	5.500	04/01/17	14,732
75,990	5.500	10/01/17	77,998
9,638	5.500	11/01/17	9,893
57,559	5.500	01/01/18	59,079
116,890	5.500	02/01/18	119,961
380,415	5.500	03/01/18	390,465
47,824	5.500	04/01/18	49,073
59,388	5.500	06/01/18	60,927
943,226	5.500	07/01/18	967,287
354,532	5.500	08/01/18	363,575
771,785	5.500	09/01/18	791,472
30,828	5.500	10/01/18	31,627
2,052,378	5.500	12/01/18	2,106,550
4,237,424	5.500	01/01/19	4,349,429
92,161	5.500	03/01/19	94,427
2,146,592	5.500	05/01/19	2,203,344
43,074	5.500	08/01/19	44,209
145,490	7.000	11/01/19	154,932
31,941	5.500	03/01/20	32,785
762,849	5.500	06/01/20	783,003
21,913	7.000	12/01/24	23,322
5,551	7.000	07/01/27	5,909
5,929	7.000	08/01/27	6,312
9,033	7.000	10/01/28	9,615
6,577	7.000	01/01/29	7,002
9,209	7.000	11/01/29	9,806
143,466	8.000	02/01/31	152,787
7,641	7.000	04/01/31	8,134
39,032	7.000	05/01/32	41,478
23,138	7.000	06/01/32	24,588
8,938	7.000	08/01/32	9,498
3,445,768	6.000	03/01/33	3,546,401
6,282,644	6.500	04/01/33	6,539,649
9,220	7.000	10/01/33	9,765
8,733	7.000	04/01/34	9,290
186,418	7.000	08/01/36	196,488
33,611	7.000	09/01/36	35,304
5,343,136	7.000	11/01/36	5,612,362
5,604,016	7.000	03/01/37	5,886,387
48,985,704	7.000	04/01/37	51,453,961
2,000,001	5.000	06/01/37	1,981,077
5,994,597	7.000	07/01/37	6,296,766
1,536,712	8.000	07/01/37	1,641,571
323,632	7.000	08/01/37	340,054
1,400,287	8.000	08/01/37	1,495,837
7,592,103	7.000	09/01/37	7,974,781
2,515,090	8.500	09/01/37	2,611,567
787,398	6.500	10/01/37	816,526
4,662,811	7.000	10/01/37	4,897,540
5,743,953	7.500	10/01/37	6,087,298
15,779,788	8.000	10/01/37	16,284,618
1,413,728	7.000	11/01/37	1,484,990
18,305,634	7.500	11/01/37	19,362,498
989,696	7.000	03/01/38	1,039,612
1,413,257	7.500	09/01/47	1,460,955

			199,579,203

GNMA – 0.2%
3,634	6.500	06/15/08	3,673
2,062	6.500	07/15/08	2,071
10,836	6.500	08/15/08	10,950

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND
Schedule of Investments (continued)
March 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

GNMA – (continued)
$6,133	6.500%	09/15/08	$6,198
2,315	6.500	10/15/08	2,339
487	6.500	11/15/08	492
1,993	9.000	12/15/08	2,035
1,536	6.500	01/15/09	1,570
4,897	9.000	01/15/09	5,134
140	6.500	03/15/09	141
1,076	6.500	04/15/09	1,100
13,888	6.500	05/15/09	14,196
2,691	6.500	07/15/09	2,751
4,167	6.500	11/15/09	4,260
1,257	9.000	01/15/10	1,355
18,876	9.000	07/15/12	20,865
1,727,132	5.500	07/15/20	1,771,336

			1,850,466

TOTAL FEDERAL AGENCIES			$592,835,156

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $612,957,144)			$621,281,181

Agency Debentures – 11.4%

FHLB
$39,000,000	4.800%	05/02/08	$39,078,507
FHLMC(d)
19,000,000	4.480	09/19/08	19,184,034
FNMA
6,500,000	4.000 (e)	01/20/09	6,505,908
70,000,000	5.125 (d)	07/13/09	72,516,360
Small Business Administration
260,160	7.200	06/01/17	272,527
548,828	6.300	05/01/18	569,503
573,618	6.300	06/01/18	595,388

TOTAL AGENCY DEBENTURES
(Cost $135,956,783)			$138,722,227

U.S. Treasury Obligations(d) – 3.7%

United States Treasury Bonds
$300,000	4.500%	02/15/36	$309,914
United States Treasury Inflation Protected Securities
36,753,920	4.250	01/15/10	39,878,003
United States Treasury Notes
4,100,000	4.500	02/15/16	4,513,203

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $44,228,297)			$44,701,120

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT AND SECURITIES LENDING COLLATERAL – 66.3%
(Cost 793,142,224)			$804,704,528

Repurchase Agreement(f) – 26.0%

Joint Repurchase Agreement Account II
315,000,000	2.496	04/01/08	315,000,000
Maturity Value: $315,021,840
(Cost $315,000,000)

	Interest
Shares	Rate	Value
Securities Lending Collateral(b) – 9.3%

State Street Navigator Securities Lending Prime Portfolio
$112,513,609	3.180%	$112,513,609
(Cost $112,513,609)

TOTAL INVESTMENTS – 101.6%
(Cost $1,220,655,833)		$1,232,218,137

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.6)%		(19,352,007)

NET ASSETS – 100.0%		$1,212,866,130

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2008.

(c)	Security is issued with a zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(d)	All or a portion of security is on loan.

(e)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(f)	Joint repurchase agreement was entered into on March 31, 2008. Additional information appears on page 57.

Investment Abbreviations:
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
LIBOR	—	London Interbank Offered Rate
REMIC	—	Real Estate Mortgage Investment Conduit

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

ADDITIONAL INVESTMENT INFORMATION
FUTURES CONTRACTS — At March 31, 2008, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Eurodollars	(200)	June 2008	$(48,865,000)	$(191,768)
Eurodollars	(5)	December 2009	(1,214,313)	(7,705)
U.S. Treasury Bonds	164	June 2008	19,482,688	(54,673)
2 Year U.S. Treasury Notes	4,604	June 2008	988,277,375	5,737,674
5 Year U.S. Treasury Notes	(441)	June 2008	(50,377,359)	25,295
10 Year U.S. Treasury Notes	(55)	June 2008	(6,542,422)	7,392

TOTAL				$5,516,215

INTEREST RATE SWAP CONTRACTS — At March 31, 2008, the Fund had outstanding swap contracts with the following terms:

				Rates Exchanged

	Notional			Payments	Payments	Upfront Payments
	Amount		Termination	received by	made by	made (received)	Unrealized
Swap Counterparty	(000s)		Date	the Fund	the Fund	by the Fund	Gain (Loss)

Banc of America Securities LLC	$4,200	(a)	06/18/13	3 month LIBOR	4.500%	$(149,876)	$(65,366)
	10,600	(a)	06/18/13	3 month LIBOR	4.500	(112,772)	(430,456)
	10,200	(a)	06/18/18	3 month LIBOR	5.000	(661,801)	(68,429)
	7,300	(a)	06/18/18	5.000%	3 month LIBOR	508,694	13,922
	11,400	(a)	06/18/23	3 month LIBOR	5.250	(616,217)	(362,053)
	9,900	(a)	06/18/28	5.250	3 month LIBOR	719,802	131,177
	7,000	(a)	06/18/28	3 month LIBOR	5.250	(610,109)	8,407
Bear Stearns & Co., Inc.	5,300		08/20/14	3 month LIBOR	5.282	—	(460,888)
	10,600	(a)	06/18/13	3 month LIBOR	4.500	(113,052)	(430,176)
	12,300	(a)	06/18/18	3 month LIBOR	5.000	(151,946)	(728,626)
	12,100	(a)	06/18/28	5.250	3 month LIBOR	192,386	847,699
Deutsche Bank Securities, Inc	35,390	(a)	11/17/10	3 month LIBOR	4.315	—	(1,094,791)
	17,870	(a)	12/24/10	3 month LIBOR	3.780	—	(344,526)
	7,200	(a)	12/29/10	3 month LIBOR	4.000	—	(167,564)
	12,000	(a)	12/29/10	3 month LIBOR	3.868	—	(249,011)
	10,780	(a)	01/07/11	3 month LIBOR	3.658	—	(177,239)
	14,180	(a)	01/28/11	3 month LIBOR	3.161	—	(87,450)
	5,300	(a)	06/18/13	3 month LIBOR	4.500	(192,882)	(78,732)
	31,200	(a)	11/17/15	4.920	3 month LIBOR	—	1,872,000
	15,600	(a)	12/24/15	4.520	3 month LIBOR	—	513,818
	6,300	(a)	12/29/15	4.745	3 month LIBOR	—	291,510
	10,500	(a)	12/29/15	4.630	3 month LIBOR	—	412,870
	9,400	(a)	01/07/16	4.487	3 month LIBOR	—	282,261
	12,300	(a)	01/28/16	4.224	3 month LIBOR	—	155,421
	24,450	(a)	06/18/18	3 month LIBOR	5.000	(1,010,851)	(739,554)
	10,900	(a)	06/18/18	5.000	3 month LIBOR	510,422	269,922
	22,500	(a)	06/18/23	3 month LIBOR	5.250	(1,536,967)	(393,828)
	10,700	(a)	06/18/28	3 month LIBOR	5.250	(509,071)	(410,673)
	24,150	(a)	06/18/28	5.250	3 month LIBOR	895,595	1,180,277
	8,710	(a)	11/17/38	3 month LIBOR	5.309	—	(793,072)
	4,280	(a)	12/24/38	3 month LIBOR	5.011	—	(174,477)
	1,740	(a)	12/29/38	3 month LIBOR	5.215	—	(126,967)
	2,900	(a)	12/29/38	3 month LIBOR	5.121	—	(168,483)
	2,580	(a)	01/07/39	3 month LIBOR	5.017	—	(105,213)
	3,380	(a)	01/28/39	3 month LIBOR	4.939	—	(91,296)
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND
Schedule of Investments (continued)
March 31, 2008
ADDITIONAL INVESTMENT INFORMATION (CONTINUED)
INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged

	Notional			Payments	Payments	Upfront Payments
	Amount		Termination	received by	made by	made (received)	Unrealized
Swap Counterparty	(000s)		Date	the Fund	the Fund	by the Fund	Gain (Loss)

JPMorgan Securities, Inc.	$17,700	(a)	06/18/13	3 month LIBOR	4.500%	$(333,033)	$(574,055)
	82,400	(a)	06/18/15	5.000%	3 month LIBOR	2,379,836	3,904,455
	50,000		03/07/16	3 month LIBOR	5.183	—	(4,631,916)
	26,100	(a)	06/18/18	5.000	3 month LIBOR	754,163	1,114,367
	9,950	(a)	06/18/18	3 month LIBOR	5.000	(261,249)	(451,083)
	25,600	(a)	06/18/28	3 month LIBOR	5.250	(1,134,628)	(1,065,881)
	9,950	(a)	06/18/28	5.250	3 month LIBOR	141,176	714,100
	6,700	(a)	06/18/38	5.250	3 month LIBOR	305,913	320,280

TOTAL						$(986,467)	$(2,439,319)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of cash flows and associated accruals occur subsequent to March 31, 2008.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND
Schedule of Investments
March 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – 70.3%

Collateralized Mortgage Obligations – 7.9%
Adjustable Rate Non-Agency(a) – 6.1%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
$125,336	4.996%	04/25/35	$123,153
American Home Mortgage Assets Series 2006-3, Class 1A1
1,702,295	5.296	10/25/46	1,244,060
Banc of America Funding Corp. Series 2007-D, Class 1A5
2,300,000	2.816	06/20/47	1,267,253
Bear Stearns Adjustable Rate Mortgage Trust Series 2003-05, Class 1A1
41,111	6.779	08/25/33	35,890
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-03, Class 2A1
551,380	5.069	06/25/35	525,396
Chase Mortgage Finance Corp. Series 2007-A1, Class 3A1
2,576,453	4.822	02/25/37	2,523,009
Chase Mortgage Finance Corp. Series 2007-A1, Class 5A1
888,255	4.170	02/25/37	868,934
Chase Mortgage Finance Corp. Series 2007-A1, Class 7A1
1,734,713	4.604	02/25/37	1,687,038
Countrywide Alternative Loan Trust Series 2005-38, Class A1
735,396	5.736	09/25/35	512,562
Countrywide Home Loan Trust Series 2003-37, Class 1A1
54,349	7.420	08/25/33	55,681
Countrywide Home Loan Trust Series 2004-HYB6, Class A2
197,722	4.552	11/20/34	144,399
Countrywide Home Loan Trust Series 2005-HYB4, Class 2A1
2,474,926	4.901	08/20/35	1,761,155
Countrywide Home Loan Trust Series 2006-HYB1, Class 3A1
2,489,196	5.275	03/20/36	1,985,008
CS First Boston Mortgage Securities Corp. Series 2003-AR9, Class 2A2
214,411	6.658	03/25/33	209,290
First Horizon Mortgage Pass-Through Trust Series 2004-AR6, Class 2A1
87,442	4.750	12/25/34	85,780
Harborview Mortgage Loan Trust Series 2005-10, Class 2A1A
937,695	2.869	11/19/35	673,485
Harborview Mortgage Loan Trust Series 2005-14, Class 5A1A
2,186,433	5.731	12/19/35	1,481,880
Harborview Mortgage Loan Trust Series 2005-16, Class 2A1A
815,983	2.799	01/19/36	604,890
Indymac Index Mortgage Loan Trust Series 2005-AR13, Class 4A1
517,299	5.376	08/25/35	379,358
Indymac Index Mortgage Loan Trust Series 2005-AR15, Class A1
2,013,060	5.441	09/25/35	1,497,992
JPMorgan Mortgage Trust Series 2005-A4, Class 2A1
643,588	5.066	07/25/35	616,871
JPMorgan Mortgage Trust Series 2007-A1, Class 1A1
1,813,535	4.201	07/25/35	1,764,705
JPMorgan Mortgage Trust Series 2007-A1, Class 2A2
1,684,147	4.749	07/25/35	1,625,236
JPMorgan Mortgage Trust Series 2007-A1, Class 4A2
877,187	4.071	07/25/35	856,819
JPMorgan Mortgage Trust Series 2007-A1, Class 5A2
1,700,529	4.766	07/25/35	1,634,066
Lehman XS Trust Series 2007-04N, Class 3A2A
3,584,067	5.076	03/25/47	2,413,416
Luminent Mortgage Trust Series 2006-5, Class A1A
1,366,457	2.789	07/25/36	980,315
Master Adjustable Rate Mortgages Trust Series 2004-9, Class 2A1
77,637	2.979	11/25/34	65,132
MLCC Mortgage Investors, Inc. Series 2004-E, Class A2B
1,688,755	2.858	11/25/29	1,506,635
Residential Accredit Loans, Inc. Series 2005-Q05, Class A1
2,891,329	5.326	01/25/46	1,970,806
Residential Accredit Loans, Inc. Series 2005-QA10, Class A31
8,064,374	5.602	09/25/35	5,784,109
Residential Funding Mortgage Securities I Series 2005-SA4, Class 2A2
2,329,909	5.184	09/25/35	2,209,699
Sequoia Mortgage Trust Series 2004-09, Class A2
959,207	5.780	10/20/34	898,864
Structured Adjustable Rate Mortgage Loan Trust Series 2004-01, Class 3A3
50,242	6.975	02/25/34	34,460
Structured Adjustable Rate Mortgage Loan Trust Series 2004-05, Class 1A
354,279	7.105	05/25/34	305,552
Structured Adjustable Rate Mortgage Loan Trust Series 2004-05, Class 3A1
262,879	4.380	05/25/34	240,125
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 3A2
101,401	5.250	09/25/34	74,182
Structured Adjustable Rate Mortgage Loan Trust Series 2004-16, Class 3A1
457,875	5.450	11/25/34	371,821
Structured Adjustable Rate Mortgage Loan Trust Series 2007-09, Class 1A1
11,205,717	6.000	10/25/37	7,969,136
Structured Asset Securities Corp. Series 2003-24A, Class 1A3
959,178	5.000	07/25/33	751,771
Structured Asset Securities Corp. Series 2003-34A, Class 3A3
1,298,493	4.700	11/25/33	1,218,630
Washington Mutual Mortgage Pass-Through Certificates Series 2004-AR3, Class A2
331,049	4.243	06/25/34	321,067
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR6, Class A1
7,401,330	5.038	04/25/35	6,799,497

			58,079,127

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND
Schedule of Investments (continued)
March 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

Interest Only(b) – 0.0%
Countrywide Home Loan Trust Series 2003-42, Class 2X1(a)
$777,848	0.350%	10/25/33	$903
CS First Boston Mortgage Securities Corp. Series 2003-11, Class 1A2
83,014	5.500	06/25/33	2,870
CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X(a)
177,100	0.000	07/25/33	—
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X(a)
229,783	0.000	08/25/33	—
FNMA Series 2004-47, Class EI REMIC(a)(d)
3,079,112	0.000	06/25/34	116,418
FNMA Series 2004-62, Class DI REMIC(a)(d)
1,391,236	0.000	07/25/33	59,305
FNMA Series 2004-71, Class DI REMIC(a)(d)
2,418,908	0.000	04/25/34	105,467
FNMA Series 151, Class 2
22,196	9.500	07/25/22	5,190
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(a)
76,995	0.679	08/25/33	240
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(a)
29,048	1.158	07/25/33	193
Washington Mutual Mortgage Pass-Through Certificates Series 2003-AR07, Class X(a)
994,185	0.946	06/25/08	72
Washington Mutual Mortgage Pass-Through Certificates Series 2003-AR12, Class X(a)
4,631,798	0.476	02/25/34	10,190

			300,848

Inverse Floaters(a) – 0.1%
GNMA Series 2001-48, Class SA
78,043	17.331	10/16/31	99,088
GNMA Series 2001-51, Class SA
61,480	20.291	10/16/31	81,135
GNMA Series 2001-51, Class SB
77,151	17.331	10/16/31	98,149
GNMA Series 2001-59, Class SA
68,130	17.168	11/16/24	85,844
GNMA Series 2002-13, Class SB
263,505	24.418	02/16/32	420,698

			784,914

Principal Only(c) – 0.0%
FNMA Trust Series G-35, Class N REMIC
18,833	0.000	10/25/21	16,604

Regular Floater(a) – 0.2%
BCAP LLC Trust Series 2006-RR1, Class CF
1,539,427	3.239	11/25/36	1,222,851
FHLMC REMIC Series 1760, Class ZB
224,499	3.250	05/15/24	225,164
FNMA REMIC Series 2006-5, Class 2A1
692,954	22.710	11/25/28	692,498

			2,140,513

Sequential Fixed Rate – 1.5%
FHLMC REMIC Series 2329, Class ZA
4,250,514	6.500	06/15/31	4,478,270
FHLMC REMIC Series 2590, Class NV
2,000,000	5.000	03/15/18	2,067,038
FNMA REMIC Series 1993-78, Class H
2,786	6.500	06/25/08	2,788
FNMA REMIC Series 2001-53, Class GH
558,688	8.000	09/25/16	604,010
GNMA 2002-42 Class KZ
6,630,652	6.000	06/16/32	6,753,878

			13,905,984

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$75,227,990

Commercial Mortgage - Backed Securities – 5.9%
Interest Only(a)(b)(e) – 0.2%
Bear Stearns Commercial Mortgage Securities, Inc. Series 2003-T10, Class X2
17,723,003	1.174	03/13/40	491,057
CS First Boston Mortgage Securities Corp. Series 2003-C3, Class ASP
10,255,994	1.649	05/15/38	311,167
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2004-C1, Class X2
18,087,782	1.15	01/15/38	411,719
Prudential Commercial Mortgage Trust Series 2003-PWR1, Class X2
19,024,516	1.454	02/11/36	651,226

			1,865,169

Sequential Fixed Rate – 5.7%
Banc of America Commercial Mortgage, Inc. Series 2005-6, Class A4
10,000,000	5.181	09/10/47	9,817,032
Banc of America Funding Corp. Series 2007-8, Class 2A1
7,084,559	7.000	10/25/37	6,863,167
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1, Class A4
10,000,000	5.225	07/15/44	9,869,200
First Union National Bank Commercial Mortgage Trust Series 2000-C2, Class A2
9,328,927	7.202	10/15/32	9,551,769
GMAC Commercial Mortgage Securities, Inc. Series 2002-C1, Class A2
8,000,000	6.278	11/15/39	8,231,822
LB-UBS Commercial Mortgage Trust Series 2007-C1, Class A4
5,000,000	5.424	02/15/40	4,856,131

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

Sequential Fixed Rate – (continued)
Morgan Stanley Capital I Series 2007-T25, Class A3
$5,000,000	5.514%	11/12/49	$4,920,556

			54,109,677

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$55,974,846

Federal Agencies – 56.5%
Adjustable Rate FHLMC(a) – 1.1%
440,901	6.756	11/01/32	446,219
5,812,273	3.468	09/01/33	5,777,463
4,413,421	4.582	08/01/35	4,460,878

			10,684,560

Adjustable Rate FNMA(a) – 3.3%
181,464	6.985	06/01/32	184,773
1,232,741	4.720	11/01/32	1,253,751
1,236,554	4.821	12/01/32	1,254,654
6,285,993	4.211	05/01/33	6,364,535
124,779	4.799	06/01/33	124,648
6,024,134	4.094	10/01/33	6,081,645
5,275,397	4.432	02/01/35	5,343,290
6,259,794	4.825	09/01/35	6,355,487
4,730,483	5.252	06/01/37	4,823,403

			31,786,186

Adjustable Rate GNMA(a) – 1.0%
199,234	6.375	06/20/23	204,778
88,457	5.625	07/20/23	90,566
90,012	5.625	08/20/23	92,132
247,094	5.625	09/20/23	252,990
69,582	6.375	03/20/24	71,261
638,843	6.375	04/20/24	656,752
77,475	6.375	05/20/24	79,612
618,937	6.375	06/20/24	636,391
339,123	5.625	07/20/24	347,304
480,984	5.625	08/20/24	492,570
153,750	5.625	09/20/24	157,363
180,131	5.125	11/20/24	183,738
153,967	5.125	12/20/24	157,018
128,712	6.375	01/20/25	131,794
63,754	6.375	02/20/25	65,282
213,756	6.375	05/20/25	219,678
155,249	5.625	07/20/25	158,994
87,891	6.375	02/20/26	89,980
4,255	5.625	07/20/26	4,359
248,736	6.375	01/20/27	254,701
78,492	6.375	02/20/27	80,339
684,828	6.375	04/20/27	703,926
83,714	6.375	05/20/27	86,111
79,388	6.375	06/20/27	81,603
25,071	5.125	11/20/27	25,558
92,285	5.125	12/20/27	94,071
203,371	6.375	01/20/28	208,167
74,732	6.250	02/20/28	76,480
80,091	6.375	03/20/28	82,004
456,913	5.625	07/20/29	466,783
169,918	5.625	08/20/29	173,548
65,403	5.625	09/20/29	66,858
211,389	5.125	10/20/29	215,094
277,181	5.125	11/20/29	282,161
68,858	5.125	12/20/29	70,066
96,407	6.250	01/20/30	98,435
47,799	6.250	02/20/30	48,835
187,059	6.250	03/20/30	190,903
302,791	6.375	04/20/30	310,704
744,604	6.375	05/20/30	763,670
77,497	6.375	06/20/30	79,480
592,789	5.625	07/20/30	605,995
87,651	5.625	09/20/30	89,581
171,090	4.875	10/20/30	173,465
377,843	6.000	03/20/32	384,050

			9,805,150

FHLMC – 15.9%
1,239,813	5.500	12/01/08	1,250,462
47,746	7.000	06/01/09	48,917
850,257	6.500	12/01/13	878,889
34,271	4.000	02/01/14	33,332
23,807	6.500	02/01/14	24,608
571,844	4.000	03/01/14	556,188
112,996	4.000	04/01/14	109,902
3,504,349	7.500	11/01/14	3,694,298
9,976	7.000	02/01/15	10,478
1,613,231	5.500	07/01/15	1,656,540
150,691	8.000	07/01/15	160,075
17,301	7.000	01/01/16	18,189
78,280	7.000	02/01/16	82,299
47,600	7.000	09/01/17	50,572
30,688	7.000	10/01/17	32,604
545,775	4.500	05/01/18	545,607
447,245	5.500	05/01/18	458,530
131,531	4.500	06/01/18	131,491
2,378,644	5.500	06/01/18	2,438,662
508,014	4.500	09/01/18	507,855
382,748	4.500	10/01/18	382,631
43,184	10.000	10/01/18	50,618
396,133	4.500	11/01/18	396,011
9,784,061	4.500	12/01/18	9,781,042
1,938,450	5.000	12/01/18	1,968,493
143,703	4.500	01/01/19	143,659
288,491	4.500	03/01/19	288,182
11,969,608	4.000	06/01/19	11,641,871
7,086,895	4.500	06/01/19	7,084,707
564,648	5.000	06/01/19	572,281
5,667,376	5.000	11/01/19	5,746,526
782,262	4.500	02/01/20	780,817
73,155	10.000	07/01/20	86,637
91,689	10.000	10/01/20	109,180
322,648	6.500	07/01/21	334,779
23,934	6.500	08/01/22	24,837
174,534	9.000	10/01/22	194,116

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND
Schedule of Investments (continued)
March 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

FHLMC – (continued)
$1,555,719	4.500%	10/01/23	$1,516,679
11,932	7.500	03/01/27	12,969
775,167	6.500	07/01/28	800,334
4,989,884	6.500	12/01/29	5,224,156
12,166	8.000	07/01/30	12,915
49,689	7.500	12/01/30	52,788
6,035	7.500	01/01/31	6,411
323,328	7.000	04/01/31	343,423
222,026	6.500	07/01/31	232,449
1,669,853	6.000	05/01/33	1,721,312
2,457,469	6.000	10/01/34	2,529,349
4,349,415	4.500	10/01/35	4,189,880
4,881,513	5.500	11/01/35	4,936,414
24,784,056	5.500	03/01/36	25,044,458
4,124,443	5.500	05/01/36	4,169,851
1,703,454	5.500	07/31/36	1,681,495
756,791	5.500	10/01/36	747,036
2,539,753	5.500	12/01/36	2,507,014
4,000,001	5.500	03/01/37	4,043,013
7,193,928	7.000	11/01/37	7,542,652
30,999,983	5.500	02/01/38	31,333,320

			150,923,803

FNMA – 27.9%
1,728,102	6.039	12/01/08	1,743,516
33,912	5.500	01/01/09	34,321
1,528	6.500	02/01/09	1,588
517,565	5.500	05/01/09	526,343
74,059	5.500	06/01/09	74,597
386,900	4.500	03/01/13	393,008
176,329	4.500	05/01/13	179,141
235,626	4.000	06/01/13	237,050
379,757	4.500	06/01/13	385,834
317,793	4.000	07/01/13	319,714
394,615	4.500	07/01/13	400,958
446,551	4.000	08/01/13	449,215
185,692	4.500	08/01/13	188,684
659,920	4.000	09/01/13	663,795
784,892	4.500	09/01/13	797,575
1,337,197	4.000	10/01/13	1,344,905
73,864	7.000	03/01/14	78,620
668,962	4.000	04/01/14	672,214
2,968,275	5.500	09/01/14	3,048,537
114,306	7.000	03/01/15	120,107
32,067	8.000	01/01/16	33,913
427,022	8.000	11/01/16	465,369
567,599	5.000	11/01/17	576,021
19,688,680	5.000	12/01/17	19,981,535
3,590,417	5.000	01/01/18	3,643,670
4,505,664	5.000	02/01/18	4,568,589
3,971,509	5.000	03/01/18	4,027,795
1,459,181	5.000	04/01/18	1,479,526
540,227	5.000	05/01/18	547,786
7,802,636	4.500	06/01/18	7,785,985
2,374,667	5.000	06/01/18	2,408,369
127,202	5.000	07/01/18	129,005
9,698,346	4.000	08/01/18	9,530,751
95,004	5.000	08/01/18	96,351
712,675	4.500	09/01/18	712,664
1,363,342	5.000	09/01/18	1,382,350
7,247,161	5.000	10/01/18	7,348,205
65,960	5.000	11/01/18	66,895
7,800,000	4.500	12/01/18	7,781,719
1,319,730	5.500	12/01/18	1,353,738
137,355	4.500	01/01/19	137,353
191,219	4.500	03/01/19	191,216
2,705,047	5.000	04/01/19	2,742,763
123,877	4.500	06/01/19	123,723
2,862,848	5.000	06/01/19	2,902,764
452,761	6.500	08/01/19	473,519
3,249,111	6.000	09/01/19	3,353,698
1,184,484	4.500	04/01/20	1,184,466
37,575	9.500	08/01/20	41,901
79,215	9.500	10/01/20	88,334
4,089,552	6.000	12/01/20	4,221,192
3,257,669	5.500	02/01/23	3,312,129
4,276,491	5.500	08/01/23	4,342,810
33,949	6.500	10/01/28	35,528
1,020,576	6.000	11/01/28	1,054,692
42,206	6.500	11/01/28	44,172
77,366	7.000	11/01/30	82,368
498,090	7.000	07/01/31	522,900
5,447,944	5.500	07/01/33	5,501,392
4,841,647	4.500	09/01/33	4,674,663
11,582	6.500	01/01/34	12,078
89,417	7.000	05/01/35	94,248
7,890,249	5.000	06/01/35	7,820,894
6,836,888	5.000	07/01/35	6,774,149
189,365	7.000	07/01/35	199,594
1,832,546	5.000	08/01/35	1,816,116
217,191	7.000	08/01/35	228,924
135,274	7.000	10/01/35	142,582
127,155	7.000	01/01/36	134,024
999,901	6.500	08/01/36	1,033,179
671,055	7.000	09/01/36	707,182
4,022,364	5.500	10/01/36	4,065,401
1,165,799	7.000	10/01/36	1,224,541
310,181	5.000	01/01/37	307,344
500,860	5.500	03/01/37	506,073
1,362,322	7.000	03/01/37	1,430,965
620,498	5.500	04/01/37	626,956
1,834,134	7.000	04/01/37	1,926,551
519,139	5.000	05/01/37	514,392
574,457	5.500	05/01/37	580,436
376,117	5.500	07/01/37	380,032
3,797,089	7.000	07/01/37	3,988,489
125,383	5.000	08/01/37	124,196
1,999,802	5.500	08/01/37	2,020,615
23,189,186	7.000	08/01/37	24,358,190
942,914	7.500	08/01/37	997,537
2,737,820	7.000	09/01/37	2,875,824

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal	Interest		Maturity
Amount	Rate		Date	Value
Mortgage-Backed Obligations – (continued)

FNMA – (continued)
$977,307	5.500%		10/01/37	$987,478
7,456,898	7.000		10/01/37	7,832,778
23,339,056	7.500		10/01/37	24,541,224
3,000,000	5.500		11/01/37	3,031,225
999,901	6.500		11/01/37	1,033,178
7,587,875	6.500		11/01/37	7,868,567
5,391,098	7.000		11/01/37	5,662,847
2,768,658	7.500		11/01/37	2,930,220
1,000,001	5.000		12/01/37	990,539
4,000,101	5.500		12/01/37	4,041,735
6,994,462	7.000		12/01/37	7,347,031
7,289,267	5.500		01/01/38	7,365,137
3,330,698	7.000		01/01/38	3,498,588
124,994	5.000		02/01/38	123,821
561,592	5.500		02/01/38	567,453
1,170,879	5.000		03/01/38	1,159,890
100,000	5.500		03/01/38	101,044
749,623	5.000		04/01/38	742,588

				265,327,396

GNMA – 7.3%
489	9.000		08/15/16	534
319,709	7.000		12/15/27	342,292
51,262	6.500		08/15/28	54,272
619,452	6.000		01/15/29	642,659
62,620	7.000		06/15/29	66,966
297,399	7.000		10/15/29	317,679
6,205,265	5.500		12/15/32	6,345,172
11,716,299	5.000		05/15/33	11,738,330
7,923,703	5.000		06/15/33	7,942,301
24,576,892	5.000		07/15/33	24,658,704
3,016,140	5.000		09/15/33	3,021,812
5,362,225	5.000		03/15/34	5,375,116
3,608,843	5.500		06/15/34	3,688,452
1,000,999	6.500		08/15/37	1,037,759
4,000,000	6.500		TBA-15yr (f)	4,157,500

				69,389,548

TOTAL FEDERAL AGENCIES				$537,916,643

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $673,236,599)				$669,119,479

Agency Debentures — 12.3%

FFCB
$6,838,000	4.100%		07/21/08	$6,872,655
10,000,000	4.200		02/23/09	10,167,780
11,000,000	4.450		06/11/09	11,282,469
7,000,000	7.375		02/09/10	7,656,313
9,000,000	4.750		11/06/12	9,589,059
5,100,000	4.875	(g)	12/16/15	5,403,506
FHLB
3,900,000	3.500		02/13/09	3,940,357
1,500,000	7.625		05/14/10	1,657,430
8,400,000	4.500		09/14/12	8,835,205
10,000,000	5.375	(g)(h)	06/13/14	10,984,780
8,800,000	5.375		05/18/16	9,666,589
FHLMC(g)
7,000,000	4.480		09/19/08	7,067,802
FNMA(g)
5,000,000	6.625		09/15/09	5,319,084
8,000,000	5.375		06/12/17	8,786,120
New Valley Generation II
3,293,033	5.572		05/01/20	3,534,764
Small Business Administration
381,374	6.700		12/01/16	396,259
299,155	7.150		03/01/17	313,106
248,135	7.500		04/01/17	260,542
138,181	7.300		05/01/17	144,841
94,314	6.800		08/01/17	98,375
274,414	6.300		05/01/18	284,752
229,447	6.300		06/01/18	238,155
Tennessee Valley Authority(g)
4,000,000	5.375		04/01/56	4,427,552

TOTAL AGENCY DEBENTURES
(Cost $111,694,318)				$116,927,495

Asset-Backed Securities – 1.9%

Home Equity – 1.9%
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1(a)
$212,820	4.452%		04/25/34	$181,776
CIT Mortgage Loan Trust Series 2007-1, Class 2A1(a)(e)
4,032,099	3.599		10/25/37	3,628,889
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(a)(e)
1,120,000	3.849		10/25/37	728,000
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)(e)
2,200,000	4.049		10/25/37	1,210,000
Citigroup Mortgage Loan Trust, Inc. Series 2004-OPT1, Class A2(a)
594,954	2.959		10/25/34	524,456
Countrywide Home Equity Loan Trust Series 2004-I, Class A(a)
842,668	3.108		02/15/34	642,389
Countrywide Home Equity Loan Trust Series 2005-B, Class 2A(a)
950,762	2.998		05/15/35	475,381
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
1,021,295	7.000		09/25/37	587,289
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
1,015,123	7.000		09/25/37	574,385
Household Home Equity Loan Trust Series 2007-3, Class APT(a)
4,255,249	3.736		11/20/36	3,684,114

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND
Schedule of Investments (continued)
March 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value
Asset-Backed Securities – (continued)

Home Equity – (continued)
Impac CMB Trust Series 2004-08, Class 1A(a)
$454,423	3.319%	10/25/34	$348,366
Securitized Asset Backed Receivables LLC Trust Series 2004-OP2, Class A2(a)
21,324	2.949	08/25/34	15,133
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR16, Class 1A1(a)
2,867,105	5.572	10/25/35	2,788,533
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A3(a)
2,879,606	5.597	07/25/36	2,751,614

			18,140,325

Manufactured Housing – 0.0%
Mid-State Trust Series 4, Class A
230,495	8.330	04/01/30	242,045

TOTAL ASSET-BACKED SECURITIES
(Cost $22,708,258)			$18,382,370

U.S. Treasury Obligation(g) – 0.2%

United States Treasury Note
$2,000,000	4.750%	5/31/12	$2,194,980
(Cost $1,976,099)

Municipal Bonds – 2.9%

California(a) – 0.7%
California Statewide Communities Development Authority VRDN RB John Muir Health Series 2006 B (MBIA)
$7,000,000	6.100%	08/15/36	$7,000,000

New Jersey – 0.7%
New Jersey Economic Development Authority Series A (MBIA)
2,000,000	7.425	02/15/29	2,480,640
New Jersey Health Care Facilities Financing Authority VRDN RB Meridan Health Series 2007 I (ASSURED GTY)(a)
3,725,000	7.000	07/01/38	3,725,000

			6,205,640

New York(a) – 0.6%
Sales Tax Asset Receivable Taxable Series B (FSA)
5,500,000	3.600	10/15/08	5,503,960

North Carolina(a) – 0.1%
New Hanover County Hospital VRDN RB New Hanover Regional Medical Center Series 2006 A (FSA)
1,300,000	6.110	10/01/36	1,300,000

Washington(a) – 0.8%
Washington State Health Care Facilities Authority VRDN RB Catholic Health Series 2007 A-1 (AMBAC)
7,550,000	5.440	12/01/36	7,550,000

TOTAL MUNICIPAL BONDS
(Cost $27,075,000)			$27,559,600

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT AND SECURITIES LENDING COLLATERAL – 87.6%
(Cost $836,690,275)			$834,183,924

Repurchase Agreement(i) – 11.5%

Joint Repurchase Agreement Account II
$109,600,000	2.496%	04/01/08	$109,600,000
Maturity Value: $109,607,599
(Cost $109,600,000)

	Interest
Shares	Rate	Value
Securities Lending Collateral(a) – 3.7%

State Street Navigator Securities Lending Prime Portfolio
35,027,435	3.180%	$35,027,435
(Cost $35,027,435)

TOTAL INVESTMENTS – 102.8%
(Cost $981,317,710)		$978,811,359

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.8)%		(26,610,943)

NET ASSETS – 100.0%		$952,200,416

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

(a)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2008.

(b)	Represents security with notional principal amount. The actual effective yield of this security is different than the stated interest rate.

(c)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(d)	Security is issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(e)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $7,432,058, which represents approximately 0.8% of net assets as of March 31, 2008.

(f)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities amounts to $4,157,500 which represents approximately 0.4% of net assets as of March 31, 2008.

(g)	All or a portion of security is on loan.

(h)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(i)	Joint repurchase agreement was entered into on March 31, 2008. Additional information appears on page 57.

Investment Abbreviations:
AMBAC	—	American Bond Assurance Corporation
ASSURED GTY	—	Insured by Assured Guaranty
CMBS	—	Commercial Mortgage-Backed Securities
FFCB	—	Federal Farm Credit Bank
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
FSA	—	Insured by Financial Security Assurance Co.
GNMA	—	Government National Mortgage Association
LIBOR	—	London Interbank Offered Rate
MBIA	—	Insured by Municipal Bond Investors Assurance
RB	—	Revenue Bond
REMIC	—	Real Estate Mortgage Investment Conduit
VRDN	—	Variable Rate Demand Notes

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND
Schedule of Investments (continued)
March 31, 2008
ADDITIONAL INVESTMENT INFORMATION
FUTURES CONTRACTS — At March 31, 2008, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Eurodollars	(86)	June 2008	$(21,011,950)	$(82,460)
Eurodollars	(86)	September 2008	(21,049,575)	(91,699)
Eurodollars	(86)	December 2008	(21,035,600)	(90,624)
Eurodollars	(86)	March 2009	(21,030,225)	(120,975)
Eurodollars	(86)	June 2009	(20,990,450)	(132,800)
Eurodollars	(109)	September 2009	(26,548,313)	(180,227)
Eurodollars	(109)	December 2009	(26,472,013)	(167,965)
U.S. Treasury Bonds	895	June 2008	106,323,203	308,721
2 Year U.S. Treasury Notes	983	June 2008	211,007,094	323,541
5 Year U.S. Treasury Notes	(1,871)	June 2008	(213,732,516)	200,657
10 Year U.S. Treasury Notes	566	June 2008	67,327,469	1,854,619

TOTAL				$1,820,788

SWAP CONTRACTS — At March 31, 2008, the Fund had outstanding swap contracts with the following terms:
INTEREST RATE SWAP CONTRACTS

				Rates Exchanged

	Notional			Payments	Payments	Upfront Payments
	Amount		Termination	received by	made by	made (received)	Unrealized
Swap Counterparty	(000s)		Date	the Fund	the Fund	by the Fund	Gain (Loss)

Banc of America Securities LLC	$30,000		04/07/08	4.339%	3 month LIBOR	$—	$406,063
	35,000		09/02/10	4.309	3 month LIBOR	—	1,378,583
	25,000		10/06/10	4.703	3 month LIBOR	—	1,529,501
	35,100	(a)	06/18/13	4.500	3 month LIBOR	1,420,417	378,385
	9,300	(a)	06/18/13	3 month LIBOR	4.500%	(234,143)	(242,463)
	30,000		12/09/14	4.641	3 month LIBOR	—	2,087,819
	9,0000		05/25/15	4.533	3 month LIBOR	—	554,040
	14,400	(a)	06/18/18	3 month LIBOR	5.000	(920,574)	(110,338)
	10,500	(a)	06/18/18	5.000	3 month LIBOR	731,683	20,025
	43,000		11/02/19	3 month LIBOR	4.865	—	(3,092,235)
	20,000		11/12/19	3 month LIBOR	5.069	—	(1,825,121)
	36,200	(a)	06/18/23	3 month LIBOR	5.250	(2,113,720)	(992,713)
	14,000	(a)	06/18/28	5.250	3 month LIBOR	995,373	208,030
	10,000	(a)	06/18/28	3 month LIBOR	5.250	(871,585)	12,011
	13,200		04/09/35	5.266	3 month LIBOR	—	1,537,618
Bear Stearns & Co., Inc.	52,800		08/20/14	3 month LIBOR	5.282	—	(4,591,491)
	36,000	(a)	06/18/13	4.500	3 month LIBOR	1,562,488	282,438
	13,900	(a)	06/18/18	3 month LIBOR	5.000	(171,711)	(823,407)
	13,700	(a)	06/18/28	5.250	3 month LIBOR	217,826	959,791
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (CONTINUED)
INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged

	Notional			Payments	Payments	Upfront Payments
	Amount		Termination	received by	made by	made (received)	Unrealized
Swap Counterparty	(000s)		Date	the Fund	the Fund	by the Fund	Gain (Loss)

Deutsche Bank Securities, Inc.	$33,340	(a)	11/17/10	3 month LIBOR	4.315%	$—	$(1,031,374)
	14,660	(a)	12/24/10	3 month LIBOR	3.780	—	(282,639)
	10,850	(a)	12/29/10	3 month LIBOR	3.868	—	(225,147)
	6,450	(a)	12/29/10	3 month LIBOR	4.000	—	(150,109)
	14,220	(a)	01/07/11	3 month LIBOR	3.658	—	(233,797)
	16,150	(a)	01/28/11	3 month LIBOR	3.161	—	(99,600)
	90,800	(a)	06/18/13	4.500%	3 month LIBOR	1,590,331	3,062,983
	136,000	(a)	06/18/13	3 month LIBOR	4.500	(4,580,635)	(2,389,086)
	29,400	(a)	11/17/15	4.920	3 month LIBOR	—	1,764,000
	12,800	(a)	12/24/15	4.520	3 month LIBOR	—	421,594
	9,500	(a)	12/29/15	4.630	3 month LIBOR	—	373,549
	5,600	(a)	12/29/15	4.745	3 month LIBOR	—	259,120
	12,400	(a)	01/07/16	4.487	3 month LIBOR	—	372,344
	14,000	(a)	01/28/16	4.224	3 month LIBOR	—	176,901
	47,750	(a)	06/18/18	3 month LIBOR	5.000	(1,872,495)	(1,545,985)
	15,100	(a)	06/18/18	5.000	3 month LIBOR	709,069	371,958
	18,000	(a)	06/18/23	3 month LIBOR	5.250	(1,001,432)	(543,203)
	14,800	(a)	06/18/28	3 month LIBOR	5.250	(695,018)	(577,151)
	36,350	(a)	06/18/28	5.250	3 month LIBOR	1,356,639	1,767,913
	8,210	(a)	11/17/38	3 month LIBOR	5.309	—	(747,545)
	3,510	(a)	12/24/38	3 month LIBOR	5.011	—	(143,087)
Deutsche Bank Securities, Inc.	2,620	(a)	12/29/38	3 month LIBOR	5.121	—	(152,216)
	1,560	(a)	12/29/38	3 month LIBOR	5.215	—	(113,832)
	3,400	(a)	01/07/39	3 month LIBOR	5.017	—	(138,653)
	3,840	(a)	01/28/39	3 month LIBOR	4.939	—	(103,721)
JPMorgan Securities, Inc.	127,400	(a)	06/18/13	4.500	3 month LIBOR	936,501	5,592,486
	80,400	(a)	06/18/15	5.000	3 month LIBOR	2,322,193	3,809,567
	30,000		03/07/16	3 month LIBOR	5.183	—	(2,779,149)
	44,300	(a)	06/18/18	5.000	3 month LIBOR	1,184,157	1,987,333
	14,750	(a)	06/18/18	3 month LIBOR	5.000	(386,807)	(669,162)
	26,400	(a)	06/18/23	3 month LIBOR	5.250	(1,539,636)	(725,828)
	23,100	(a)	06/18/28	3 month LIBOR	5.250	(1,095,564)	(890,052)
	14,750	(a)	06/18/28	5.250	3 month LIBOR	208,671	1,059,200
	4,300	(a)	06/18/38	5.250	3 month LIBOR	196,332	205,553

TOTAL						$(2,051,640)	$5,359,701

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2008.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND
Schedule of Investments (continued)
March 31, 2008
ADDITIONAL INVESTMENT INFORMATION (CONTINUED)
TOTAL RETURN INDEX SWAP CONTRACTS

	Notional
	Amount	Termination	Unrealized
Swap Counterparty	(000s)	Date	Loss

Bank of America Securities LLC	$6,000	06/03/08	$(136,818)
JPMorgan Securities, Inc.	9,000	06/03/08	(204,508)

TOTAL			$(341,326)

The Fund receives monthly payments based on any positive monthly duration adjusted return of the Banc of America Securities LLC CMBS AAA 10 Yr Index. The Fund makes payments on any negative monthly duration adjusted return of such index.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUNDS
Schedule of Investments
March 31, 2008

Principal	Interest		Maturity
Amount	Rate		Date	Value
U.S. Treasury Obligations – 86.3%

United States Treasury Inflation Protected Securities
$627,200	4.250%		01/15/10	$680,512
956,952	2.375	(a)(b)	04/15/11	1,028,125
5,251,341	1.875	(a)	07/15/13	5,664,065
2,351,223	2.000	(a)	07/15/14	2,553,466
8,311,440	1.875	(a)	07/15/15	8,971,809
3,971,331	2.625	(a)	07/15/17	4,525,455
6,174,468	2.375	(a)	01/15/27	6,739,815

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $29,060,843)				$30,163,247

Municipal Bond(c) – 1.1%

California – 1.1%
San Dieguito Public Facilities Authority VRDN RB Refunding Series 2006 (AMBAC)
$400,000	12.000%		08/01/41	$400,000

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT AND SECURITIES LENDING COLLATERAL – 87.4%
(Cost $29,460,843)				$30,563,247

Repurchase Agreement(d) – 14.0%

Joint Repurchase Agreement Account II
$4,900,000	2.496%		04/01/08	$4,900,000
Maturity Value: $4,900,340
(Cost $4,900,000)

	Interest
Shares	Rate	Value
Securities Lending Collateral(c) – 28.4%

State Street Navigator Securities Lending Prime Portfolio
9,937,361	3.180%	$9,937,361
(Cost $9,937,361)

TOTAL INVESTMENTS – 129.8%
(Cost $44,298,204)		$45,400,608

LIABILITIES IN EXCESS OF OTHER ASSETS – (29.8)%		(10,427,875)

NET ASSETS – 100.0%		$34,972,733

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	All or a portion of security is on loan.

(b)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2008.

(d)	Joint repurchase agreement was entered into on March 31, 2008. Additional information appears on page 57.

Investment Abbreviations:
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
RB	—	Revenue Bond
VRDN	—	Variable Rate Demand Notes

ADDITIONAL INVESTMENT INFORMATION
FUTURES CONTRACTS — At March 31, 2008, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain

U.S. Treasury Bonds	8	June 2008	$950,375	$758
2 Year U.S. Treasury Notes	12	June 2008	2,575,875	5,995
5 Year U.S. Treasury Notes	(13)	June 2008	(1,485,046)	2,359
10 Year U.S. Treasury Notes	3	June 2008	356,859	8,599

TOTAL				$17,711

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUNDS
Schedule of Investments (continued)
March 31, 2008
ADDITIONAL INVESTMENT INFORMATION (CONTINUED)
INTEREST RATE SWAP CONTRACTS — At March 31, 2008, the Fund had outstanding swap contracts with the following terms:

				Rates Exchanged
						Upfront
	Notional			Payments	Payments	Payments made
	Amount		Termination	received by	made by	(received) by	Unrealized
Swap Counterparty	(000s)		Date	the Fund	the Fund	the Fund	Gain (Loss)

Banc of America Securities LLC	$300	(a)	06/18/18	3 month LIBOR	5.000%	$(20,179)	$(1,298)
	200	(a)	06/18/18	5.000%	3 month LIBOR	13,937	381
	300	(a)	06/18/28	5.250	3 month LIBOR	22,971	2,816
	200	(a)	06/18/28	3 month LIBOR	5.250	(17,432)	240
Bear Stearns & Co., Inc.	100	(a)	06/18/18	3 month LIBOR	5.000	(1,235)	(5,924)
	100	(a)	06/18/28	5.250	3 month LIBOR	1,590	7,006
Deutsche Bank Securities, Inc.	1,470	(a)	11/17/10	3 month LIBOR	4.315	—	(45,475)
	340	(a)	12/29/10	3 month LIBOR	3.868	—	(7,055)
	100	(a)	06/18/13	4.500	3 month LIBOR	995	4,130
	1,300	(a)	11/17/15	4.920	3 month LIBOR	—	78,000
	300	(a)	12/29/15	4.630	3 month LIBOR	—	11,796
	100	(a)	06/18/18	5.000	3 month LIBOR	4,503	2,656
	500	(a)	06/18/18	3 month LIBOR	5.000	(20,680)	(15,115)
	200	(a)	06/18/18	5.000	3 month LIBOR	9,566	4,752
	300	(a)	06/18/28	3 month LIBOR	5.250	(14,182)	(11,605)
	500	(a)	06/18/28	5.250	3 month LIBOR	18,662	24,317
	360	(a)	11/17/38	3 month LIBOR	5.309	—	(32,779)
	100	(a)	12/29/38	3 month LIBOR	5.121	—	(5,810)
JPMorgan Securities, Inc.	300	(a)	06/18/18	5.000	3 month LIBOR	6,697	14,781
	200	(a)	06/18/18	3 month LIBOR	5.000	(5,263)	(9,055)
	300	(a)	06/18/28	3 month LIBOR	5.250	(11,948)	(13,839)
	200	(a)	06/18/28	5.250%	3 month LIBOR	2,852	14,339

TOTAL						$(9,146)	$17,259

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2008.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

ADDITIONAL INVESTMENT INFORMATION (CONTINUED)
JOINT REPURCHASE AGREEMENT ACCOUNT II — At March 31, 2008, the Funds had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Fund	Principal Amount

Enhanced Income	$137,200,000

Ultra-Short Duration Government	111,200,000

Short Duration Government	315,000,000

Government Income	109,600,000

Inflation Protected Securities	4,900,000

REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

ABN Amro, Inc.	$2,500,000,000	2.50%	04/01/08	$2,500,173,611

Banc of America Securities LLC	3,000,000,000	2.45	04/01/08	3,000,204,167

Banc of America Securities LLC	1,000,000,000	2.50	04/01/08	1,000,069,444

Barclays Capital, Inc.	3,400,000,000	2.50	04/01/08	3,400,236,111

Citigroup Global Markets, Inc.	3,000,000,000	2.50	04/01/08	3,000,208,333

Deutsche Bank Securities, Inc	7,875,000,000	2.50	04/01/08	7,875,546,875

Greenwich Capital Markets	1,250,000,000	2.50	04/01/08	1,250,086,806

JPMorgan Securities	1,500,000,000	2.50	04/01/08	1,500,104,167

Lehman Brothers	475,000,000	2.50	04/01/08	475,032,986

Merrill Lynch	413,400,000	2.50	04/01/08	413,428,708

Merrill Lynch	1,000,000,000	2.55	04/01/08	1,000,070,833

Morgan Stanley	150,000,000	2.50	04/01/08	150,010,417

UBS Securities LLC	1,000,000,000	2.50	04/01/08	1,000,069,444

TOTAL				$26,565,241,902

At March 31, 2008, the Joint Repurchase Agreement Account II was fully collateralized by Federal Home Loan Bank, 4.210% to 6.000%, due 04/11/08 to 06/29/17; Federal Home Loan Mortgage Corp, 0.000% to 15.500%, due 05/01/08 to 11/01/47 and Federal National Mortgage Association, 0.000% to 15.000%, due 04/01/08 to 03/01/48. The aggregate market value of the collateral, including accrued interest, was $27,176,285,228.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS
Statements of Assets and Liabilities
March 31, 2008

Enhanced Income
Fund

Assets:

Investments in securities, at value (identified cost $132,484,820, $402,159,065, $793,142,224, $836,690,275 and $29,460,843, respectively)(a)	$133,748,185
Repurchase agreements, at value which equals cost	137,200,000
Securities lending collateral, at value which equals cost	6,216,464
Cash	—
Receivables:
Interest	1,435,808
Due from broker-swap collateral(b)	808,741
Fund shares sold	193,668
Reimbursement from investment adviser	41,989
Due from broker-variation margin	27,808
Securities lending income	283
Investment securities sold	—
Swap contracts, at value (includes upfront payments made of $0, $3,899,696, $6,407,987, $13,431,680, $81,773, respectively)	—
Deferred offering costs	—
Other assets	2,237

Total assets	279,675,183

Liabilities:

Due to Custodian	25,027
Payables:
Payable upon return of securities loaned	6,216,464
Due to broker-variation margin	77,449
Investment securities purchased	—
Fund shares repurchased	688,439
Income distribution	75,848
Amounts owed to affiliates	71,024
Swap contracts, at value (includes upfront payments received of $0, $4,753,828, $7,394,454, $15,483,320, $90,919, respectively)	—
Accrued expenses and other liabilities	168,163

Total liabilities	7,322,414

Net Assets:

Paid-in capital	353,134,650
Accumulated undistributed net investment income	2,701,052
Accumulated net realized gain (loss) from investments, futures and swaps	(85,275,379)
Net unrealized gain (loss) on investments, futures and swaps	1,792,446

NET ASSETS	$272,352,769

Net Assets:
Class A	$40,286,554
Class B	3,500,773
Class C	—
Institutional	228,299,646
Administration	265,796
Service	—
Class R	—
Class IR	—

Shares Outstanding:
Class A	4,167,522
Class B	362,739
Class C	—
Institutional	23,644,008
Administration	27,454
Service	—
Class R	—
Class IR	—

Total shares outstanding, $0.001 par value (unlimited number of shares authorized)	28,201,723

Net asset value, offering and redemption price per share:(c)
Class A	$9.67
Class B	9.65
Class C	—
Institutional	9.66
Administration	9.68
Service	—
Class R	—
Class IR	—

(a)	Includes loaned securities having a market value of $6,097,124, $24,531,494, $110,687,002, $34,391,976 and $9,790,413 for the Enhanced Income, Ultra-Short Duration Government, Short Duration Government, Government Income and Inflation Protected Securities Funds, respectively.
(b)	Represents restricted cash on deposit with the counterparties as collateral for swaps for the Enhanced Income, Ultra-Short Duration Government, Short Duration Government and Government Income Funds.
(c)	Maximum public offering price per share for Class A shares of the Enhanced Income and Ultra-Short Duration Government Funds (NAV per share multiplied by 1.0152), Short Duration Government Fund (NAV per share multiplied by 1.0204), Government Income Fund (NAV per share multiplied by 1.0471) and Inflation Protected Securities Fund (NAV per share multiplied by 1.0475) is $9.82, $9.28, $10.35, $15.78 and $11.60, respectively. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Ultra-Short Duration	Short Duration	Government	Inflation Protected
Government Fund	Government Fund	Income Fund	Securities Fund

$395,166,700	$804,704,528	$834,183,924	$30,563,247
111,200,000	315,000,000	109,600,000	4,900,000
25,039,750	112,513,609	35,027,435	9,937,361
1,825,622	992,498	3,713,230	—
2,566,890	5,307,812	4,707,546	134,222
7,503,770	6,274,836	9,177,791	—
1,432,336	85,523,474	3,083,266	556,904
35,045	75,103	189,116	169,491
119,309	548,402	534,825	4,189
5,358	274,203	38,724	8,541
653,671	2,545,619	12,735,876	—
11,363,987	18,432,066	43,998,474	246,747
—	—	—	83,726
4,000	7,806	126,908	153

556,916,438	1,352,199,956	1,057,117,115	46,604,581

—	—	—	291,208
25,039,750	112,513,609	35,027,435	9,937,361
279,035	303,632	663,788	3,047
—	—	14,265,703	936,882
286,305	3,402,134	12,143,990	80,233
716,558	410,922	744,587	1,689
215,913	659,032	700,876	13,223
13,916,692	21,857,852	41,031,739	238,634
191,892	186,645	338,581	129,571

40,646,145	139,333,826	104,916,699	11,631,848

672,467,926	1,201,330,451	944,350,918	33,636,002
2,294,143	4,499,124	1,934,152	151,729
(149,151,148)	(7,602,645)	1,582,534	47,628
(9,340,628)	14,639,200	4,332,812	1,137,374

$516,270,293	$1,212,866,130	$952,200,416	$34,972,733

$90,397,551	$393,829,960	$512,301,087	$20,155,067
—	7,975,411	50,077,672	—
—	40,966,755	30,009,720	3,030,975
422,242,358	761,654,288	300,342,251	11,765,510
—	—	—	—
3,620,366	8,429,347	59,449,333	—
—	—	10,169	10,582
10,018	10,369	10,184	10,599

9,889,155	38,850,671	33,986,884	1,820,153
—	789,558	3,321,959	—
—	4,066,393	1,991,889	272,801
46,182,480	75,365,007	19,954,610	1,059,460
—	—	—	—
394,373	835,055	3,952,654	—
—	—	675	954
1,096	1,023	675	956

56,467,104	119,907,707	63,209,346	3,154,324

$9.14	$10.14	$15.07	$11.07
—	10.10	15.07	—
—	10.07	15.07	11.11
9.14	10.11	15.05	11.11
—	—	—	—
9.18	10.09	15.04	—
—	—	15.08	11.09
9.14	10.14	15.08	11.09

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS
Statements of Operations
For the Period Ended March 31, 2008

	Enhanced Income Fund

	For the Period	For the
	November 1, 2007 to	Year Ended
	March 31, 2008*	October 31, 2007

Investment income:

Interest (including securities lending income of $1,426, $9,067, $10,637, $62,603, $597,930, $207,579, $164,764, $115,709 and $16,862, respectively)	$5,123,130	$12,580,824

Expenses:

Management fees	284,881	619,712
Transfer Agent fees(c)	60,370	137,629
Custody and accounting fees	56,095	120,541
Distribution and Service fees(c)	52,757	104,573
Printing fees	36,152	45,425
Registration fees	19,485	42,261
Professional fees	19,414	84,513
Service Share fees — Service Plan	—	—
Service Share fees — Shareholder Administration Plan	—	—
Shareholder meeting proxy expense	—	11,823
Trustee fees	6,700	16,500
Administration share fees	267	1,754
Amortization of offering costs	—	—
Other	10,000	3,433

Total expenses	546,121	1,188,164

Less — expense reductions	(208,307)	(412,057)

Net expenses	337,814	776,107

NET INVESTMENT INCOME	4,785,316	11,804,717

Realized and unrealized gain (loss) from investment, futures, swap and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	13,413	(294,657)
Futures transactions	(1,836,578)	(912,166)
Swap contracts	(982,313)	7,866
Payments by affiliates relating to certain investment transactions	—	84,892
Net change in unrealized gain (loss) on:
Investments	1,101,536	1,062,947
Futures	371,006	159,166
Swap contracts	239,413	(208,945)
Translation of assets and liabilities denominated in foreign currencies	—	—

Net realized and unrealized gain (loss) from investment, futures, swap and foreign currency related transactions	(1,093,523)	(100,897)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,691,793	$11,703,820

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Commenced operations on August 31, 2007.
(b)	Commenced operations on November 30, 2007.
(c)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees

Fund	Class A	Class B	Class C	Class R(b)	Class A	Class B	Class C	Institutional	Administration	Service	Class R(b)	Class IR(b)

Enhanced Income
For the Period Ended March 31, 2008*	$37,186	$15,571	$—	$—	$19,337	$2,024	$—	$38,966	$43	$—	$—	$—
For the Year Ended October 31, 2007	85,468	19,105	—	—	50,386	2,516	—	84,446	281	—	—	—
Ultra-Short Duration Government
For the Period Ended March 31, 2008*	97,573	—	—	—	50,738	—	—	67,849	—	602	—	5
For the Year Ended October 31, 2007	259,989	—	—	—	156,308	—	—	138,991	—	5,229	—	—
Short Duration Government
For the Period Ended March 31, 2008*	361,986	35,932	140,655	—	188,233	4,671	18,285	105,602	—	1,414	—	5
For the Year Ended October 31, 2007	707,705	115,255	327,848	—	425,028	17,439	49,461	206,761	—	3,542	—	—
Government Income
For the Period Ended March 31, 2008*	486,949	205,266	105,149	17	253,214	26,684	13,669	53,664	—	9,014	5	5
For the Year Ended October 31, 2007	950,160	290,473	177,177	—	565,765	41,402	26,123	91,496	—	13,156	—	—
Inflation Protected Securities
For the Period Ended March 31, 2008(a)	6,406	—	1,834	17	3,331	—	239	2,175	—	—	5	5
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

						Inflation Protected
Ultra-Short Duration Government Fund		Short Duration Government Fund		Government Income Fund		Securities Fund

For the Period	For the	For the Period	For the	For the Period	For the	For the
November 1, 2007 to	Year Ended	November 1, 2007	Year Ended	November 1, 2007	Year Ended	Period Ended
March 31, 2008*	October 31, 2007	to March 31, 2008*	October 31, 2007	to March 31, 2008*	October 31, 2007	March 31, 2008(a)

$9,961,937	$21,860,204	$21,416,004	$40,626,418	$19,598,399	$34,787,826	$372,438

840,640	1,858,182	2,141,853	4,265,756	2,065,633	3,717,686	27,011
119,194	300,528	318,210	702,231	356,255	737,942	5,755
96,011	217,445	68,166	216,882	55,384	216,589	24,070
97,573	259,989	538,573	1,150,808	797,381	1,417,810	8,257
39,324	19,879	40,783	42,696	43,819	37,059	45,649
27,912	11,653	57,770	103,142	145,688	91,196	42,017
22,259	83,065	23,937	83,562	42,577	84,722	81,720
3,415	32,682	8,784	22,137	57,052	82,227	—
3,415	32,682	8,784	22,137	57,052	82,227	—
—	17,566	—	26,740	—	22,006	—
6,700	16,500	6,700	16,500	6,700	16,500	10,326
—	—	—	—	—	—	—
—	—	—	—	—	—	119,001
17,114	48,000	33,697	84,647	36,869	117,180	8,989

1,273,557	2,898,171	3,247,257	6,737,238	3,664,410	6,623,144	372,795

(127,251)	(196,552)	(251,442)	(570,899)	(355,931)	(606,393)	(335,484)

1,146,306	2,701,619	2,995,815	6,166,339	3,308,479	6,016,751	37,311

8,815,631	19,158,585	18,420,189	34,460,079	16,289,920	28,771,075	335,127

174,582	(43,184)	3,144,989	(504,877)	1,351,091	343,854	4,018
(234,231)	(510,659)	19,890,788	1,924,340	3,969,332	3,222,067	44,440
4,625,245	(3,150,103)	3,433,290	(3,591,208)	12,761,986	(8,259,161)	(830)
—	—	—	—	—	—	—
(5,484,396)	5,074,962	8,959,794	8,791,981	(2,077,857)	7,578,387	1,102,404
(696,502)	305,274	2,932,687	2,089,807	1,297,923	39,612	17,711
(5,259,712)	3,287,265	(5,438,548)	2,928,157	(2,667,459)	7,712,187	17,259
—	—	—	—	—	(351)	—

(6,875,014)	4,963,555	32,923,000	11,638,200	14,635,016	10,636,595	1,185,002

$1,940,617	$24,122,140	$51,343,189	$46,098,279	$30,924,936	$39,407,670	$1,520,129

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS
Statements of Changes in Net Assets

	Enhanced Income Fund

	For the Period	For the		For the
	November 1, 2007 to	Year Ended		Year Ended
	March 31, 2008*	October 31, 2007		October 31, 2006

From operations:

Net investment income	$4,785,316	$11,804,717		$10,888,757
Net realized gain (loss) from investment, futures and swap transactions	(2,805,478)	(1,198,957)		(928,488)
Payments by affiliates relating to certain investment transactions	—	84,892		—
Net change in unrealized gain (loss) on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	1,711,955	1,013,168		1,758,344

Net increase in net assets resulting from operations	3,691,793	11,703,820		11,718,613

Distributions to shareholders:

From net investment income
Class A Shares	(618,602)	(1,560,570)		(1,725,816)
Class B Shares	(52,976)	(81,708	)(a)	—
Class C Shares	—	—		—
Institutional Shares	(4,402,325)	(10,420,581)		(8,607,037)
Service Shares	—	—		—
Administration Shares	(4,537)	(32,595)		(78,128)
Class IR Shares(b)	—	—		—

Total distributions to shareholders	(5,078,440)	(12,095,454)		(10,410,981)

From share transactions:

Net proceeds from sales of shares	46,573,237	274,886,067		91,969,372
Proceeds received in connection with merger	—	49,242,410		—
Reinvestment of dividends and distributions	4,677,812	9,178,668		8,268,469
Cost of shares repurchased	(59,710,474)	(262,183,456)		(259,653,464)

Net increase (decrease) in net assets resulting from share transactions	(8,459,425)	71,123,689		(159,415,623)

TOTAL INCREASE (DECREASE)	(9,846,072)	70,732,055		(158,107,991)

Net assets:

Beginning of period	282,198,841	211,466,786		369,574,777

End of period	$272,352,769	$282,198,841		$211,466,786

Accumulated undistributed net investment income	$2,701,052	$2,956,463		$3,223,079

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Commenced operations on June 20, 2007.
(b)	Commenced operations on November 30, 2007.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Ultra-Short Duration Government Fund			Short Duration Government Fund

For the Period	For the	For the	For the Period	For the	For the
November 1, 2007 to	Year Ended	Year Ended	November 1, 2007 to	Year Ended	Year Ended
March 31, 2008*	October 31, 2007	October 31, 2006	March 31, 2008*	October 31, 2007	October 31, 2006

$8,815,631	$19,158,585	$23,725,586	$18,420,189	$34,460,079	$30,565,062
4,565,596	(3,703,946)	(743,436)	26,469,067	(2,171,745)	(5,856,187)
—	—	—	—	—	—
(11,440,610)	8,667,501	3,905,803	6,453,933	13,809,945	9,119,030

1,940,617	24,122,140	26,887,953	51,343,189	46,098,279	33,827,905

(1,723,045)	(4,995,482)	(6,223,589)	(5,537,180)	(11,015,681)	(11,610,473)
—	—	—	(116,865)	(379,726)	(545,672)
—	—	—	(435,474)	(1,036,583)	(1,349,261)
(8,066,469)	(17,981,942)	(19,392,406)	(11,037,626)	(22,217,549)	(18,526,665)
(63,691)	(607,676)	(1,107,707)	(130,830)	(333,877)	(437,876)
—	—	—	—	—	—
(151)	—	—	(134)	—	—

(9,853,356)	(23,585,100)	(26,723,702)	(17,258,109)	(34,983,416)	(32,469,947)

85,176,903	288,679,993	162,254,987	396,783,443	572,642,236	469,962,243
—	—	—	—	—	—
6,086,154	13,447,997	13,988,599	15,256,803	28,636,582	22,536,617
(84,212,525)	(243,345,377)	(536,074,946)	(213,921,053)	(491,981,534)	(572,153,138)

7,050,532	58,782,613	(359,831,360)	198,119,193	109,297,284	(79,654,278)

(862,207)	59,319,653	(359,667,109)	232,204,273	120,412,147	(78,296,320)

517,132,500	457,812,847	817,479,956	980,661,857	860,249,710	938,546,030

$516,270,293	$517,132,500	$457,812,847	$1,212,866,130	$980,661,857	$860,249,710

$2,294,143	$2,658,627	$5,857,318	$4,499,124	$2,517,491	$3,103,565

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS
Statements of Changes in Net Assets

				Inflation Protected
	Government Income Fund			Securities Fund

	For the Period	For the	For the	For the
	November 1, 2007 to	Year Ended	Year Ended	Period Ended
	March 31, 2008*	October 31, 2007	October 31, 2006	March 31, 2008(a)

From operations:

Net investment income	$16,289,920	$28,771,075	$31,518,636	$335,127
Net realized gain (loss) from investment, futures and swaps transactions	18,082,409	(4,693,240)	(14,124,908)	47,628
Net change in unrealized gain (loss) on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	(3,447,393)	15,329,835	11,340,934	1,137,374

Net increase in net assets resulting from operations	30,924,936	39,407,670	28,734,662	1,520,129

Distributions to shareholders:

From net investment income
Class A Shares	(7,959,110)	(15,164,674)	(24,629,669)	(44,435)
Class B Shares	(684,993)	(929,692)	(650,709)	—
Class C Shares	(347,002)	(571,212)	(542,468)	(2,068)
Institutional Shares	(5,949,169)	(9,933,380)	(4,808,529)	(137,283)
Service Shares	(887,342)	(1,269,402)	(711,718)	—
Class R Shares(b)	(132)	—	—	(77)
Class IR Shares(b)	(146)	—	—	(93)
From net realized gains
Class A Shares	—	—	(160,181)	—
Class B Shares	—	—	(5,062)	—
Class C Shares	—	—	(3,803)	—
Institutional Shares	—	—	(12,822)	—
Service Shares	—	—	(3,776)	—

Total distributions to shareholders	(15,827,894)	(27,868,360)	(31,528,737)	(183,956)

From share transactions:

Net proceeds from sales of shares	303,222,484	515,906,529	490,086,040	34,022,583
Proceeds received in connection with merger	—	191,467,247	—	—
Reinvestment of dividends and distributions	11,998,861	22,514,819	28,194,885	181,246
Cost of shares repurchased	(253,423,430)	(504,773,300)	(727,312,932)	(567,269)

Net increase (decrease) in net assets resulting from share transactions	61,797,915	225,115,295	(209,032,007)	33,636,560

TOTAL INCREASE (DECREASE)	76,894,957	236,654,605	(211,826,082)	34,972,733

Net assets:

Beginning of period	875,305,459	638,650,854	850,476,936	—

End of period	$952,200,416	$875,305,459	$638,650,854	$34,972,733

Accumulated undistributed net investment income	$1,934,152	$1,915,675	$2,438,600	$151,729

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Commenced operations on August 31, 2007.
(b)	Commenced operations on November 30, 2007.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS
Notes to Financial Statements
March 31, 2008
1. ORGANIZATION
Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes Goldman Sachs Enhanced Income Fund (“Enhanced Income”), Goldman Sachs Ultra-Short Duration Government Fund (“Ultra-Short Duration Government”), Goldman Sachs Short Duration Government Fund (“Short Duration Government”), Goldman Sachs Government Income Fund (“Government Income”) and Goldman Sachs Inflation Protected Securities Fund (“Inflation Protected Securities”) (collectively, the “Funds” or individually a “Fund”). Each Fund is a diversified portfolio of the Trust. Enhanced Income offers four classes of Shares — Class A, Class B, Institutional and Administration. Ultra-Short Duration Government offers four classes of Shares — Class A, Institutional, Service and Class IR. Short Duration Government offers six classes of Shares — Class A, Class B, Class C, Institutional, Service and Class IR. Government Income offers seven classes of Shares — Class A, Class B, Class C, Institutional, Service, Class R and Class IR. Inflation Protected Securities offers five classes of Shares — Class A, Class C, Institutional, Class R and Class IR. Class A shares charge a maximum initial sales charge of 1.50% for Enhanced Income and Ultra-Short Duration Government, 2.00% for Short Duration Government and 4.50% for Government Income and Inflation Protected Securities. The contingent deferred sales charge for Class B Shares is 5.00% maximum declining to zero after six years for Enhanced Income and Government Income and 2.00% maximum declining to zero after three years for Short Duration Government. The Class C Shares of Short Duration Government, Government Income and Inflation Protected Securities have a contingent deferred sales charge of 1.00% during the first 12 months. Institutional, Administration, Service, Class R and Class IR Shares of the Funds are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs”), as distributor of the Funds, receives such sales charges, of which a certain portion may be retained.
     Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs, serves as Investment Adviser pursuant to management agreements (the “Agreements”) with the Trust on behalf of the Funds. Class R and Class IR Shares commenced operations on November 30, 2007.
     The Enhanced Income, Ultra-Short Duration Government, Short Duration Government and Government Income Funds changed their fiscal year end from October 31 to March 31. GSAM has agreed to reimburse these Funds for any costs associated with changing the Funds fiscal year ends.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.
A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. The Funds’ investments for which market quotations are readily available are valued at market value on the basis of quotations furnished by a pricing service or provided by securities dealers. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value.
     In addition, GSAM, consistent with its procedures and applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; governmental actions or other developments; as well as the same or similar events which may affect specific

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS
Notes to Financial Statements (continued)
March 31, 2008
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements on significant litigation; and regulatory news such as governmental approvals.
B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Funds based upon the relative proportion of net assets of each class.
     Certain mortgage security paydown gains and losses are recorded as interest income (loss) and are included in interest income in the accompanying Statements of Operations. Market discounts, original issue discount (OID) and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security.
C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.
     Class A, Class B, Class C and Class R shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees relating to their Service and Shareholder Administration Plans. Administration Shares bear all expenses and fees relating to their Administration Plan. Each class of shares of the Funds separately bears its respective class-specific Transfer Agency fees.
D. Federal Taxes and Distribution to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from U.S. generally accepted accounting principles. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gains, or as a tax return of capital.
     The Funds adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. GSAM has reviewed the tax positions for open tax years (tax years ended October 31, 2004-2007 and March 31, 2008) and has determined that the implementation of FIN 48 did not have a material impact on the Funds’ financial statements.
E. Forward Sales Contracts — The Funds may enter into forward security sales of mortgage-backed securities in which the Funds sell securities in the current month for delivery of securities defined by pool stipulated characteristics on a specified future date. The value of the contract is recorded as an asset and a liability on the Funds’ records with the difference between its market value and expected cash proceeds recorded as an unrealized gain or loss. Gains or losses are realized upon delivery of the security sold.
F. Futures Contracts — Certain Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds are required to segregate cash or securities equal to the minimum

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
“initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds, dependent on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statements of Operations.
     The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. This risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss.
G. Mortgage- and Asset-Backed Securities — The Funds may invest in mortgage and/or asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities may include mortgage pass-through securities, collateralized mortgage obligations, Real Estate Mortgage Investment Conduit pass-through or participation certificates, and stripped mortgage-backed securities. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities also include home equity line of credit loans and other second-lien mortgages.
     The value of some mortgage- and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage-or asset-backed securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal. Asset-backed securities present credit risks that are generally not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral. In addition, while mortgage- and asset-backed securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers, if any, will meet their obligations.
     Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”), from a pool of mortgage loans. Payment received for IO’s are included in interest income on the Funds’ Statements of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a daily basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for PO’s, typically monthly, are treated as reductions to the cost basis of the securities held. All gains and losses resulting from principal payments are classified as interest income in the accompanying Statements of Operations.
H. Mortgage Dollar Rolls — The Funds may enter into mortgage “dollar rolls” in which the Funds sell securities in the current month for delivery and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For financial and tax reporting purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.
     During the settlement period between sale and repurchase, the Funds will not be entitled to accrued interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities. In the event the buyer of the securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Funds’ use of proceeds of the transaction may be restricted pending a determination by, or with respect to, the other party.
I. Offering Costs — Offering costs paid in connection with the offering of shares of the Inflation Protected Securities Fund are amortized on a straight-line basis over 12 months from the date of commencement of operations.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS
Notes to Financial Statements (continued)
March 31, 2008
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
J. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Funds’ custodian or designated subcustodians under triparty repurchase agreements.
     Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. In addition, the Funds’ credit exposure is allocated to the underlying repurchase counterparties on a pro-rata basis. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.
K. Securities purchased on a when-issued or delayed-delivery basis — The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. In addition to the normal credit and market risks, transactions with delayed settlement dates may expose the Funds to greater risk that such transactions may not be consummated.
L. Segregation Transactions — The Funds may enter into certain derivative or other transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, swap contracts, written options, mortgage dollar rolls, when- issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets with a current value equal to or greater than the market value of the corresponding transactions.
M. Swap Contracts — The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. The Funds may be required to post collateral under the terms of a swap contract. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds, and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market, liquidity, elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities. When entering into swap contracts, a Fund must “set aside” liquid assets or engage in other appropriate measures to “cover” its obligations under the swap contract. The Funds may invest in the following type of swaps:
     An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
     A total return swap is an agreement that gives the Funds the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Funds may also be required to pay the dollar value of that decline to the counterparty.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
     Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. Upfront payments made and/or received by the Funds are recorded as an asset and/or liability on the Statements of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event with the exception of forward starting interest rate swaps, which are recorded as a realized gain or loss on termination date. Periodic payments received or made on swap contracts are recorded as a realized gain or loss on the Statements of Operations. Gains or losses are also realized upon early termination of the swap agreements and recorded as realized gains from swaps on the Statements of Operations.
N. Treasury Inflation-Protected Securities — The Funds may invest in Treasury Inflation-Protected Securities (“TIPS”), specially structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers (“CPIU”). The adjustments to principal due to inflation are reflected as interest income on the Statements of Operations. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.
3. AGREEMENTS
A. Management Agreements — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”), computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
     For the period ended March 31, 2008 and the year ended October 31, 2007 (with the exception of the Inflation Protected Securities Fund), GSAM received a Management fee on a contractual basis at the following rates:

	Contractual Management Rate				Effective Net
					Management
	Up to	Next	Over	Effective	Rate
Fund	$1 billion	$1 billion	$2 billion	Rate	(after waivers)

Enhanced Income	0.25%	0.23%	0.22%	0.25%	0.20%*

Ultra-Short Duration Government	0.40	0.36	0.34	0.40	0.40

Short Duration Government	0.50	0.45	0.43	0.50	0.50

Government Income	0.54	0.49	0.47	0.54	0.54

Inflation Protected Securities	0.33	0.30	0.28	0.33	0.25*

*	GSAM voluntarily agreed to waive a portion of its Management fee in order to achieve an effective fee of 0.20% and 0.25% for the Enhanced Income and Inflation Protected Securities Funds, respectively, as an annual percentage rate of average daily net assets.
B. Distribution Agreement and Service Plan — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans. Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25% and 0.75% of Enhanced Income’s average daily net assets attributable to Class A and Class B Shares respectively; 0.25% of Ultra-Short Duration Government’s average daily net assets attributable to Class A Shares; 0.25%, 0.75% and 0.75% of Short Duration Government’s average daily net assets attributable to Class A, Class B and Class C Shares respectively; 0.25%, 0.75%, 0.75% and 0.50% of Government Income’s average daily net assets attributable to Class A, Class B, Class C and Class R Shares, respectively; and 0.25%, 0.75% and 0.50% of Inflation Protected Securities’ average daily net assets attributable to Class A, Class C and Class R Shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive, under the Plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of Enhanced Income’s average daily net assets attributable to Class B Shares;

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS
Notes to Financial Statements (continued)
March 31, 2008
3. AGREEMENTS (continued)
0.25% of Short Duration Government’s average daily net assets attributable to Class B and Class C Shares; 0.25% of Government Income’s average daily net assets attributable to Class B and Class C Shares; 0.25% of Inflation Protected Securities’ average daily net assets attributable Class C Shares. With respect to Class A and Class R Shares, the distributor at its discretion may use compensation for distribution services paid under the Distribution and Services Plans to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation under the Plans does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority. For the period ended March 31, 2008 and the year ended October 31, 2007, Goldman Sachs has voluntarily agreed to waive a portion of the Distribution and Service fees equal to 0.15% of the average daily net assets attributable to the Class B Shares of Short Duration Government.
     Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the period ended March 31, 2008, Goldman Sachs advised the Funds that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Load	Sales Charge

Fund	Class A	Class B	Class C

Enhanced Income	$900	$—	N/A

Ultra-Short Duration Government	5,800	N/A	N/A

Short Duration Government	7,700	—	—

Government Income	32,100	400	—

Inflation Protected Securities	2,200	N/A	—

C. Transfer Agency Agreement — Goldman Sachs serves as Transfer Agent of the Funds. The Fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.13% of the average daily net asset value of the Funds for Class A, Class B, Class C, Class R and Class IR Shares and 0.04% of the average daily net assets for Administration (Enhanced Income only), Institutional and Service Shares. Prior to July 2, 2007, the fees as a percentage of the average daily net assets were 0.16% for Class A, Class B and Class C shares (with the exception of the Inflation Protected Securities Fund).
D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of the Ultra-Short Duration, Short Duration Government and Government Income, has adopted a Service Plan and a Shareholder Administration Plan for the Service Shares. In addition, the Trust on behalf of Enhanced Income, has adopted an Administration Plan for Administration Shares. These plans allow for Service and Administration Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who each are beneficial owners of such shares. The Service Plan, Shareholder Administration Plan and Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% of the average daily net assets value of the Service and Administration Shares.
E. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” (excluding Management fees, Distribution and Service fees, Transfer agency fees and expenses, Service Share fees, Account Service fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting proxy and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the period ended March 31, 2008 and the year ended October 31, 2007 (with the exception of the Inflation Protected Securities Fund), the Other Expense limitations for the Enhanced Income, Ultra-Short Duration Government, Short Duration Government,

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. AGREEMENTS (continued)
Government Income and Inflation Protected Securities as an annual percentage rate of average daily net assets were 0.014%, 0.054%, 0.004%, 0.004% and 0.044%, respectively.
     For the period ended March 31, 2008 and the year ended October 31, 2007 (with the exception of the Inflation Protected Securities Fund), GSAM and the Distributor have voluntarily agreed to waive certain fees and reimburse other expenses. In addition, the Funds have entered into certain offset arrangements with the custodian and transfer agent resulting in a reduction of the Funds’ expenses. For the period ended March 31, 2008, expense reductions were as follows (in thousands):

	Fee Waivers			Expense Credits

		Class B	Other		Transfer	Total
	Management	Distribution and	Expense	Custody	Agent	Expense
Fund	Fees	Service Fees	Reimbursement	Fee	Fee	Reductions

Enhanced Income	$57	$—	$132	$19	$—	$208

Ultra-Short Duration Government	—	—	83	43	1	127

Short Duration Government	—	5	214	28	4	251

Government Income	—	—	316	35	5	356

Inflation Protected Securities	6	—	328	1	—	335

     For the year ended October, 31, 2007, expense reductions were as follows (in thousands):

	Fee Waivers			Expense Credits

		Class B	Other		Transfer	Total
	Management	Distribution and	Expense	Custody	Agent	Expense
Fund	Fees	Service Fees	Reimbursement	Fee	Fee	Reductions

Enhanced Income	$124	$—	$278	$8	$2	$412

Ultra-Short Duration Government	—	—	146	45	6	197

Short Duration Government	—	17	514	23	17	571

Government Income	—	—	536	49	21	606

     At March 31, 2008, the amounts owed to affiliates of the Trust were as follows (in thousands):

		Distribution
		and Service	Transfer
Fund	Management Fees	Fees	Agent Fees	Total

Enhanced Income	$47	$11	$13	$71

Ultra-Short Duration Government	173	19	24	216

Short Duration Government	465	123	71	659

Government Income	449	174	78	701

Inflation Protected Securities	6	5	2	13

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS
Notes to Financial Statements (continued)
March 31, 2008
4. PORTFOLIO SECURITIES TRANSACTIONS
The cost of purchases and proceeds from sales and maturities of long-term securities for the period ended March 31, 2008, were as follows:

			Sales and
		Purchases	Maturities of	Sales and Maturities
	Purchases of U.S.	(Excluding U.S.	U.S. Government	(Excluding U.S.
	Government and	Government and	and Agency	Government and
Fund	Agency Obligations	Agency Obligations)	Obligations	Agency Obligations)

Enhanced Income	$—	$12,320,203	$29,300,000	$22,535,669

Ultra-Short Duration Government	148,274,832	23,779,748	97,600,439	14,800,000

Short Duration Government	621,481,337	—	531,677,118	—

Government Income	1,407,600,766	42,221,483	1,308,914,960	18,460,303

Inflation Protected Securities	29,098,432	400,000	209,940	—

     For the period ended March 31, 2008, Enhanced Income, Ultra-Short Duration Government, Short Duration Government, Government Income and Inflation Protected Securities paid commissions of approximately $6,000, $26,300, $90,800, $31,500 and $300, respectively, in connection with futures contracts entered into with Goldman Sachs as the Futures Commission Merchant.
     For the year ended October 31, 2007, Enhanced Income, Ultra-Short Duration Government, Short Duration Government and Government Income paid commissions of approximately $11,100, $66,400, $99,200, and $97,400, respectively, in connection with futures contracts entered into with Goldman Sachs as the Futures Commission Merchant.
     During the year ended October 31, 2007, GSAM reimbursed the Enhanced Income Fund for losses incurred on the disposition of certain non-compliant securities received as a result of the acquisition of the AXA Enterprise Short Duration Bond Fund by the Enhanced Income Fund.
5. SECURITIES LENDING
The Funds may lend their securities through an agreement with their custodian, State Street Bank and Trust Company (“SSB”). In accordance with the Funds’ security lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, in accordance with the Funds’ valuation policies or, if applicable, by the valuation procedures established by the Trust’s Board of Trustees, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     The Funds invest the cash collateral received in connection with securities lending transactions in the State Street Navigator Securities Lending Prime Portfolio (the “Portfolio”). The Portfolio is a private, registered money market fund and is managed by State Street Global Advisors (“SSgA”). The Portfolio has been established primarily for the investment of cash collateral on behalf of funds participating in SSB’s securities lending program and complies with the requirements of Rule 2a-7 of the 1940 Act. Prior to January 25, 2008, the Funds utilized the State Street Securities Lending Quality Trust as the investment vehicle for the securities lending collateral. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors. Both the Funds and SSB receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the period ended March 31, 2008 and the year ended October 31, 2007, are reported parenthetically under Investment Income on the Statements of Operations.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

6. LINE OF CREDIT FACILITY
The Funds participate in a $450,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or affiliates. Under the most restrictive arrangement under the facility, each Fund must own securities having a market value in excess of 300% of each Fund’s total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate plus a spread. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. During the period ended March 31, 2008 and the year ended October 31, 2007 (with the exception of the Inflation Protected Securities Fund), the Funds did not have any borrowings under the facility. Effective May 13, 2008, the facility was increased to $700,000,000.
7. TAX INFORMATION
The tax character of distributions paid during the fiscal period ended March 31, 2008 was as follows:

		Ultra-Short			Inflation
	Enhanced	Duration	Short Duration	Government	Protected
	Income	Government	Government	Income	Securities

Distributions paid from:
Ordinary Income	$5,078,440	$9,853,356	$17,258,109	$15,827,894	$183,956

Total taxable distributions	$5,078,440	$9,853,356	$17,258,109	$15,827,894	$183,956

The tax character of distributions paid during the fiscal year ended October 31, 2007 was as follows:

		Ultra-Short
	Enhanced	Duration	Short Duration	Government
	Income	Government	Government	Income

Distributions paid from:
Ordinary Income	$12,095,454	$23,585,100	$34,983,416	$27,868,360

Total taxable distributions	$12,095,454	$23,585,100	$34,983,416	$27,868,360

The tax character of distributions paid during the fiscal year ended October 31, 2006 was as follows:

		Ultra-Short
	Enhanced	Duration	Short Duration	Government
	Income	Government	Government	Income

Distributions paid from:
Ordinary Income	$10,410,981	$26,723,702	$32,469,947	$31,528,737

Total taxable distributions	$10,410,981	$26,723,702	$32,469,947	$31,528,737

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS
Notes to Financial Statements (continued)
March 31, 2008
7. TAX INFORMATION (continued)
     As of March 31, 2008, the components of accumulated earnings (losses) on a tax basis were as follows.

		Ultra-Short	Short		Inflation
	Enhanced	Duration	Duration	Government	Protected
	Income	Government	Government	Income	Securities

Undistributed ordinary income — net	$2,789,202	$3,692,860	$4,342,769	$3,237,659	$211,612
Undistributed long-term capital gains	—	—	—	3,628,432	82,509

Total undistributed earnings	$2,789,202	$3,692,860	$4,342,769	$6,866,091	$294,121

Capital loss carryforward:[1,2]
Expiring 2009	(7,623,028)	—	—	—	—
Expiring 2010	(65,331,932)	(54,428,662)	—	—	—
Expiring 2011	—	(55,920,321)	—	—	—
Expiring 2012	(7,658,641)	(24,528,394)	—	—	—
Expiring 2013	(352,397)	(7,818,636)	—	—	—
Expiring 2014	(320,682)	(2,842,873)	(1,514,348)	—	—
Expiring 2015	(987,433)	(4,261,952)	—	—	—
Expiring 2016	(2,472,185)	—	—	—	—

Total capital loss carryforward	$(84,746,298)	$(149,800,838)	$(1,514,348)	$—	$—

Timing differences (income distribution payable, swap receivable, straddles)	(75,848)	(188,292)	(977,482)	(1,477,137)	(77,053)
Unrealized gains (losses) — net	1,251,063	(9,901,363)	9,684,740	2,460,544	1,119,663

Total accumulated gains (losses) — net	$(80,781,881)	$(156,197,633)	$11,535,679	$7,849,498	$1,336,731

[1]	Expiration occurs on March 31 of the year indicated.
[2]	The Ultra-Short Duration Government, Short Duration Government and the Government Income Funds utilized $3,173,105, $28,671,233 and $16,231,303, respectively, of capital losses in the current fiscal period.
     As of March 31, 2008, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

		Ultra-Short	Short		Inflation
	Enhanced	Duration	Duration	Government	Protected
	Income	Government	Government	Income	Securities

Tax Cost	$275,913,586	$539,609,240	$1,220,094,078	$981,369,190	$44,298,204

Gross unrealized gain	2,012,574	4,361,743	13,839,563	19,566,772	1,102,404
Gross unrealized loss	(761,511)	(12,564,533)	(1,715,504)	(22,124,603)	—

Net unrealized security gain (loss)	$1,251,063	$(8,202,790)	$12,124,059	$(2,557,831)	$1,102,404

Net unrealized gain (loss) on other investments	—	(1,698,573)	(2,439,319)	5,018,375	17,259

Net unrealized gain (loss)	$1,251,063	$(9,901,363)	$9,684,740	$2,460,544	$1,119,663

     The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, differences related to the tax treatment of market discount accretion and premium amortization, and net mark-to market gains (losses) on 1256 futures contracts.
     In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds. Reclassifications result primarily from the difference in the tax treatment relating to the recognition of income and gains/losses of certain bonds and swaps.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

7. TAX INFORMATION (continued)

			Accumulated
		Accumulated	Undistributed
		Net	(Distributions in
		Realized Gain	excess of) Net
Fund	Paid-In Capital	(Loss)	Investment Income

Enhanced Income	$—	$(37,713)	$37,713

Ultra-Short Duration Government	—	(673,221)	673,221

Short Duration Government	(7,985)	(811,568)	819,553

Government Income	—	443,549	(443,549)

Inflation Protected Securities	(558)	—	558

8. OTHER MATTERS
Funds’ Concentration — As of March 31, 2008, Goldman Sachs Group, Inc. (“GSG”) was the beneficial owner of the Ultra-Short Duration Government, Short Duration Government, Government Income and Inflation Protected Securities Funds as follows:

	Ultra-Short Duration	Short Duration	Government	Inflation Protected
	Government	Government	Income	Securities

Class A	—%	—%	—%	—%

Institutional Class	—	—	—	48

Class R	N/A	N/A	100	100

Class IR	100	100	100	100

     The following Goldman Sachs Asset Allocation and Retirement Strategies Portfolios were beneficial owners of the Funds with amounts greater than 5% as of March 31, 2008 (as a percentage of outstanding shares):

	Goldman Sachs	Goldman Sachs	Goldman Sachs
	Retirement Strategy	Balanced Strategy	Growth and Income
Fund	2010 Portfolio	Portfolio	Strategy Portfolio

Short Duration Government	—%	25%	13%

Inflation Protected Securities	5	—	—

Guarantees and Indemnifications — Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds believe the risk of loss under these arrangements to be minimal.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS
Notes to Financial Statements (continued)
March 31, 2008
8. OTHER MATTERS (continued)
     Pursuant to the Reorganization Agreement, the assets and liabilities of the AXA Enterprise Short Duration Bond Fund’s (“Acquired Fund”) Class A, Class C, Class B, and Class Y were transferred into the Enhanced Income Fund’s (“Survivor Fund”) Class A, Class A, Class B and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of June 22, 2007

Enhanced Income Class A/
AXA Enterprise Short Duration Bond Class A	1,504,220	$14,651,159	1,499,156
AXA Enterprise Short Duration Bond Class C	408,696	3,979,698	408,097

Enhanced Income Class B/
AXA Enterprise Short Duration Bond Class B	577,740	5,628,639	577,041

Enhanced Income Institutional Class/
AXA Enterprise Short Duration Bond Class Y	2,570,257	24,982,914	2,556,947

     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized depreciation and capital loss carryforwards. Utilization of the Acquired Fund’s capital loss carryforward may be substantially limited under the Code.

Survivor
	Survivor	Acquired	Fund’s
	Fund’s	Fund’s	Aggregate
	Aggregate	Aggregate	Net Assets	Acquired	Acquired
	Net Assets	Net Assets	Immediately	Fund’s	Fund’s
	before	before	after	Unrealized	Capital Loss
Survivor/Acquired Fund	acquisition	acquisition	acquisition	Depreciation	Carryforward

Enhanced Income/AXA Enterprise Short Duration Bond	$238,263,199	$49,242,410	$287,505,609	$(361,022)	$(733,435)

     At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Reorganization Agreement”) providing for the tax-free acquisition of the AXA Enterprise Government Securities Fund by the Government Income Fund. The acquisition was completed on June 25, 2007, as of the close of business on June 22, 2007.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

8. OTHER MATTERS (continued)
     Pursuant to the Reorganization Agreement, the assets and liabilities of the AXA Enterprise Government Securities Fund’s (“Acquired Fund”) Class A, Class B, Class C and Class Y were transferred into the Government Income Fund’s (“Survivor Fund”) Class A, Class B, Class C and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of June 22, 2007

Government Income Class A/
AXA Enterprise Government Securities Class A	6,461,281	$93,107,147	7,706,071

Government Income Class B/
AXA Enterprise Government Securities Class B	2,505,840	36,109,241	2,994,225

Government Income Class C/
AXA Enterprise Government Securities Class C	721,863	10,394,862	861,769

Government Income Institutional Class/
AXA Enterprise Government Securities Class Y	3,603,605	51,855,997	4,300,003

     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized depreciation and capital loss carryforwards. Utilization of the Acquired Fund’s capital loss carryforwards may be limited under the Code.

Survivor
	Survivor	Acquired	Fund’s
	Fund’s	Fund’s	Aggregate
	Aggregate	Aggregate	Net Assets	Acquired	Acquired
	Net Assets	Net Assets	Immediately	Fund’s	Fund’s
	before	before	after	Unrealized	Capital Loss
Survivor/Acquired Fund	acquisition	acquisition	acquisition	Depreciation	Carryforward

Government Income/AXA Enterprise Government Securities	$579,397,205	$191,467,247	$770,864,452	$(5,226,858)	$(1,329,091)

C. Mergers and Reorganizations — At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Reorganization Agreement”) providing for the tax-free acquisition of the AXA Enterprise Short Duration Bond Fund by the Enhanced Income Fund. The acquisition was completed on June 25, 2007, as of the close of business on June 22, 2007.
D. New Accounting Pronouncements — On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), which provides enhanced guidance for using fair value to measure assets and liabilities. FAS 157 requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. FAS 157 does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 will be adopted by the Funds on April 1, 2008. GSAM does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures will be required.
     In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about Funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS
Notes to Financial Statements (continued)
March 31, 2008
9. SUMMARY OF SHARE TRANSACTIONS
Share activity is as follows:

	Enhanced Income Fund

	For the Period
	November 1, 2007 to		For the Year Ended		For the Year Ended
	March 31, 2008*		October 31, 2007		October 31, 2006

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,296,262	$12,584,569	555,929	$5,406,587	807,711	$7,836,561
Shares issued in connection with merger	—	—	1,912,916	18,630,857	—	—
Reinvestment of dividends and distributions	58,883	571,024	140,654	1,367,469	157,073	1,524,361
Shares converted from Class B(a)	5,318	51,534	2,551	24,718	—	—
Shares repurchased	(1,361,869)	(13,212,169)	(2,177,051)	(21,174,912)	(4,012,187)	(38,907,129)

	(1,406)	(5,042)	434,999	4,254,719	(3,047,403)	(29,546,207)

Class B Shares(b)
Shares sold	17,196	166,458	10,492	101,979	—	—
Shares issued in connection with merger	—	—	577,740	5,628,639	—	—
Reinvestment of dividends and distributions	5,033	48,734	6,108	59,256	—	—
Shares converted to Class A(a)	(5,326)	(51,534)	(2,553)	(24,718)	—	—
Shares repurchased	(193,280)	(1,874,334)	(52,671)	(511,081)	—	—

	(176,377)	(1,710,676)	539,116	5,254,075	—	—

Institutional Shares
Shares sold	3,492,898	33,812,778	27,728,678	269,330,701	8,684,184	84,122,386
Shares issued in connection with merger	—	—	2,570,257	24,982,914	—	—
Reinvestment of dividends and distributions	418,551	4,054,222	795,383	7,723,427	688,347	6,671,147
Shares repurchased	(4,607,973)	(44,623,637)	(24,600,060)	(238,973,405)	(22,697,873)	(219,788,611)

	(696,524)	(6,756,637)	6,494,258	63,063,637	(13,325,342)	(128,995,078)

Administration Shares
Shares sold	970	9,432	4,808	46,800	1,076	10,425
Reinvestment of dividends and distributions	395	3,832	2,935	28,516	7,530	72,961
Shares repurchased	(34)	(334)	(156,950)	(1,524,058)	(98,919)	(957,724)

	1,331	12,930	(149,207)	(1,448,742)	(90,313)	(874,338)

Service Shares
Shares sold	—	—	—	—	—	—
Reinvestment of dividends and distributions	—	—	—	—	—	—
Shares repurchased	—	—	—	—	—	—

	—	—	—	—	—	—

Class IR(c)
Shares sold	—	—	—	—	—	—
Reinvestment of dividends and distributions	—	—	—	—	—	—

	—	—	—	—	—	—

NET INCREASE (DECREASE)	(872,976)	$(8,459,425)	7,319,166	$71,123,689	(16,463,058)	$(159,415,623)

*	The Fund changed its fiscal year from October 31 to March 31.
(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on June 20, 2007.
(c)	Commenced operations on November 30, 2007.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Ultra-Short Duration Government Fund

For the Period
November 1, 2007 to		For the Year Ended		For the Year Ended
March 31, 2008*		October 31, 2007		October 31, 2006

Shares	Dollars	Shares	Dollars	Shares	Dollars

1,804,566	$16,707,769	4,105,876	$38,134,998	9,154,321	$84,913,632
—	—	—	—	—	—
157,794	1,459,701	444,257	4,126,663	574,801	5,333,667
—	—	—	—	—	—
(3,563,189)	(33,017,558)	(6,261,470)	(58,152,489)	(17,057,784)	(158,263,237)

(1,600,829)	(14,850,088)	(1,711,337)	(15,890,828)	(7,328,662)	(68,015,938)

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	—

7,386,366	68,349,848	26,946,983	250,368,552	8,296,310	77,049,254
—	—	—	—	—	—
494,418	4,574,185	947,193	8,800,976	818,134	7,598,141
(5,522,506)	(51,119,315)	(18,362,232)	(170,553,631)	(37,833,332)	(351,285,511)

2,358,278	21,804,718	9,531,944	88,615,897	(28,718,888)	(266,638,116)

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	—

11,734	109,286	18,916	176,443	31,362	292,101
5,610	52,117	55,799	520,358	113,380	1,056,791
(8,146)	(75,652)	(1,567,517)	(14,639,257)	(2,846,267)	(26,526,198)

9,198	85,751	(1,492,802)	(13,942,456)	(2,701,525)	(25,177,306)

1,080	10,000	—	—	—	—
16	151	—	—	—	—

1,096	10,151	—	—	—	—

767,743	$7,050,532	6,327,805	$58,782,613	(38,749,075)	$(359,831,360)

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS
Notes to Financial Statements (continued)
March 31, 2008

	Short Duration Government Fund

	For the Period
	November 1, 2007 to		For the Year Ended		For the Year Ended
	March 31, 2008*		October 31, 2007		October 31, 2006

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	15,013,862	$150,628,759	15,820,287	$153,624,662	17,086,232	$164,614,524
Shares issued in connection with merger	—	—	—	—	—	—
Reinvestment of dividends and distributions	502,136	5,043,447	980,967	9,526,790	898,070	8,655,248
Shares converted from Class B(a)	49,671	498,052	32,837	318,613	54,921	529,346
Shares repurchased	(7,659,190)	(76,806,669)	(19,403,622)	(188,008,832)	(18,450,188)	(177,749,661)

	7,906,479	79,363,589	(2,569,531)	(24,538,767)	(410,965)	(3,950,543)

Class B Shares
Shares sold	3,914	39,255	2,115	20,485	5,379	51,663
Shares issued in connection with merger	—	—	—	—	—	—
Reinvestment of dividends and distributions	8,847	88,408	29,630	286,693	42,154	405,091
Shares converted to Class A(a)	(49,821)	(498,052)	(32,939)	(318,613)	(55,081)	(529,346)
Shares repurchased	(122,338)	(1,218,573)	(547,812)	(5,295,058)	(947,722)	(9,104,071)

	(159,398)	(1,588,962)	(549,006)	(5,306,493)	(955,270)	(9,176,663)

Class C Shares
Shares sold	1,333,454	13,336,150	588,093	5,679,697	673,735	6,453,281
Shares issued in connection with merger	—	—	—	—	—	—
Reinvestment of dividends and distributions	29,328	292,658	71,934	694,288	88,567	848,712
Shares repurchased	(372,357)	(3,705,645)	(1,923,977)	(18,529,825)	(2,372,280)	(22,728,566)

	990,425	9,923,163	(1,263,950)	(12,155,840)	(1,609,978)	(15,426,573)

Institutional Shares
Shares sold	23,027,209	231,155,971	42,316,647	410,055,923	30,851,098	296,373,070
Shares issued in connection with merger	—	—	—	—	—	—
Reinvestment of dividends and distributions	973,802	9,742,989	1,847,941	17,902,846	1,292,234	12,422,946
Shares repurchased	(13,173,110)	(130,483,092)	(28,183,533)	(272,510,207)	(37,348,354)	(359,048,174)

	10,827,901	110,415,868	15,981,055	155,448,562	(5,205,022)	(50,252,158)

Service Shares
Shares sold	162,248	1,613,308	337,495	3,261,469	257,280	2,469,705
Reinvestment of dividends and distributions	8,925	89,167	23,362	225,965	21,309	204,620
Shares repurchased	(170,755)	(1,707,074)	(791,114)	(7,637,612)	(366,964)	(3,522,666)

	418	(4,599)	(430,257)	(4,150,178)	(88,375)	(848,341)

Class R(b)
Shares sold	—	—	—	—	—	—
Reinvestment of dividends and distributions	—	—	—	—	—	—

	—	—	—	—	—	—

Class IR(b)
Shares sold	1,009	10,000	—	—	—	—
Reinvestment of dividends and distributions	14	134	—	—	—	—

	1,023	10,134	—	—	—	—

NET INCREASE (DECREASE)	19,566,848	$198,119,193	11,168,311	$109,297,284	(8,269,610)	$(79,654,278)

*	The Fund changed its fiscal year from October 31 to March 31.
(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on November 30, 2007.
(c)	Commenced operations on August 31, 2007.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Government Income Fund						Inflation Protected Securities Fund

For the Period
November 1, 2007 to		For the Year Ended		For the Year Ended		For the Period Ended
March 31, 2008*		October 31, 2007		October 31, 2006		March 31, 2008(c)

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

9,583,017	$144,809,165	11,100,966	$162,432,495	19,006,196	$276,486,239	1,827,532	$19,883,439
—	—	6,461,281	93,107,147	—	—	—	—
434,854	6,568,518	907,084	13,282,650	1,574,240	22,857,034	3,856	42,541
149,146	2,253,233	169,233	2,476,331	71,331	1,040,729	—	—
(5,590,153)	(84,097,663)	(18,784,433)	(274,422,464)	(41,202,955)	(593,696,503)	(11,235)	(123,150)

4,576,864	69,533,253	(145,869)	(3,123,841)	(20,551,188)	(293,312,501)	1,820,153	19,802,830

562,124	8,509,326	346,259	5,066,836	131,172	1,901,404	—	—
—	—	2,505,840	36,109,241	—	—	—	—
37,289	563,144	50,897	745,608	33,925	492,693	—	—
(149,146)	(2,253,233)	(169,170)	(2,476,331)	(71,326)	(1,040,729)	—	—
(468,170)	(7,055,782)	(671,903)	(9,819,541)	(523,718)	(7,594,308)	—	—

(17,903)	(236,545)	2,061,923	29,625,813	(429,947)	(6,240,940)	—	—

823,707	12,445,055	421,417	6,171,113	273,958	3,976,041	279,856	3,101,422
—	—	721,863	10,394,862	—	—	—	—
16,718	252,347	27,700	405,555	28,527	414,100	169	1,858
(342,276)	(5,158,316)	(834,233)	(12,213,059)	(429,252)	(6,230,332)	(7,224)	(80,254)

498,149	7,539,086	336,747	4,758,471	(126,767)	(1,840,191)	272,801	3,023,026

7,104,486	107,469,890	20,699,664	302,101,078	13,235,776	192,106,435	1,081,186	11,017,722
—	—	3,603,605	51,855,997	—	—	—	—
275,300	4,152,451	514,165	7,520,966	285,861	4,144,669	12,842	136,677
(9,348,221)	(140,182,036)	(12,930,210)	(188,808,003)	(7,659,473)	(111,004,132)	(34,568)	(363,865)

(1,968,435)	(28,559,695)	11,887,224	172,670,038	5,862,164	85,246,972	1,059,460	10,790,534

1,988,321	29,969,048	2,751,222	40,135,007	1,077,215	15,615,921	—	—
30,663	462,123	38,309	560,040	19,752	286,389	—	—
(1,126,013)	(16,929,633)	(1,335,251)	(19,510,233)	(605,504)	(8,787,657)	—	—

892,971	13,501,538	1,454,280	21,184,814	491,463	7,114,653	—	—

666	10,000	—	—	—	—	947	10,000
9	132	—	—	—	—	7	77

675	10,132	—	—	—	—	954	10,077

666	10,000	—	—	—	—	947	10,000
9	146	—	—	—	—	9	93

675	10,146	—	—	—	—	956	10,093

3,982,996	$61,797,915	15,594,305	$225,115,295	(14,754,275)	$(209,032,007)	3,154,324	$33,636,560

GOLDMAN SACHS ENHANCED INCOME FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income(a)	gain (loss)	operations	income

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	$9.72	$0.16	$(0.04)	$0.12	$(0.17)
2008 - B	9.70	0.13	(0.04)	0.09	(0.14)
2008 - Institutional	9.70	0.17	(0.03)	0.14	(0.18)
2008 - Administration	9.72	0.17	(0.04)	0.13	(0.17)

FOR THE YEARS ENDED OCTOBER 31,

2007 - A	9.73	0.43	—	0.43	(0.44)
2007 - B (commenced June 20, 2007)	9.74	0.13	(0.02)	0.11	(0.15)
2007 - Institutional	9.72	0.47	(0.01)	0.46	(0.48)
2007 - Administration	9.71	0.44	0.02	0.46	(0.45)

2006 - A	9.68	0.37	0.04	0.41	(0.36)
2006 - Institutional	9.67	0.40	0.04	0.44	(0.39)
2006 - Administration	9.67	0.38	0.03	0.41	(0.37)

2005 - A	9.78	0.28	(0.10)	0.18	(0.28)
2005 - Institutional	9.77	0.32	(0.10)	0.22	(0.32)
2005 - Administration	9.78	0.30	(0.12)	0.18	(0.29)

2004 - A	9.99	0.25	(0.19)	0.06	(0.27)
2004 - Institutional	9.98	0.30	(0.20)	0.10	(0.31)
2004 - Administration	9.99	0.27	(0.19)	0.08	(0.29)

2003 - A	10.13	0.33	(0.15)	0.18	(0.32)
2003 - Institutional	10.12	0.37	(0.15)	0.22	(0.36)
2003 - Administration	10.13	0.33	(0.14)	0.19	(0.33)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$9.67	1.32%	$40,286	0.58	%(c)	3.90	%(c)	0.76	%(c)	3.72	%(c)	8%
9.65	0.91	3,501	1.33	(c)	3.16	(c)	1.51	(c)	2.98	(c)	8
9.66	1.47	228,300	0.24	(c)	4.26	(c)	0.42	(c)	4.08	(c)	8
9.68	1.36	266	0.49	(c)	4.29	(c)	0.67	(c)	4.11	(c)	8

9.72	4.43	40,505	0.61		4.46		0.79		4.28		87
9.70	1.16	5,230	1.36	(c)	3.87	(c)	1.54	(c)	3.69	(c)	87
9.70	4.82	236,210	0.25		4.82		0.43		4.64		87
9.72	4.88	254	0.50		4.40		0.68		4.22		87

9.73	4.26	36,333	0.62		3.77		0.78		3.61		67
9.72	4.66	173,430	0.25		4.15		0.41		3.99		67
9.71	4.29	1,703	0.50		3.91		0.66		3.75		67

9.68	1.88	65,645	0.64		2.94		0.79		2.80		49
9.67	2.28	301,362	0.25		3.34		0.40		3.19		49
9.67	1.92	2,568	0.50		3.09		0.65		2.94		49

9.78	0.63	150,537	0.65		2.61		0.73		2.53		51
9.77	1.04	492,276	0.25		3.02		0.33		2.94		51
9.78	0.79	38,881	0.50		2.75		0.58		2.67		51

9.99	1.77	378,378	0.65		3.28		0.71		3.22		41
9.98	2.18	1,106,956	0.25		3.65		0.31		3.59		41
9.99	1.93	50,463	0.50		3.34		0.56		3.28		41

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income(a)	gain (loss)	operations	income

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	$9.28	$0.15	$(0.12)	$0.03	$(0.17)
2008 - Institutional	9.28	0.16	(0.12)	0.04	(0.18)
2008 - Service	9.32	0.15	(0.13)	0.02	(0.16)
2008 - IR(f)	9.26	0.12	(0.10)	0.02	(0.14)

FOR THE YEARS ENDED OCTOBER 31,

2007 - A	9.27	0.36	0.10	0.46	(0.45)
2007 - Institutional	9.27	0.39	0.10	0.49	(0.48)
2007 - Service	9.31	0.35	0.09	0.44	(0.43)

2006 - A	9.27	0.32	(0.05)	0.37	(0.37)
2006 - Institutional	9.28	0.35	(0.05)	0.40	(0.41)
2006 - Service	9.31	0.31	(0.05)	0.36	(0.36)

2005 - A	9.33	0.20	(0.01)	0.19	(0.25)
2005 - Institutional	9.34	0.23	— (e)	0.23	(0.29)
2005 - Service	9.37	0.19	(0.01)	0.18	(0.24)

2004 - A	9.47	0.19	(0.04)	0.15	(0.29)
2004 - Institutional	9.48	0.23	(0.04)	0.19	(0.33)
2004 - Service	9.50	0.18	(0.03)	0.15	(0.28)

2003 - A	9.66	0.24	(0.11)	0.13	(0.32)
2003 - Institutional	9.68	0.28	(0.12)	0.16	(0.36)
2003 - Service	9.69	0.23	(0.11)	0.12	(0.31)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The portfolio turnover rate excluding the effect of mortgage dollar rolls is 10% for the period ended March 31, 2008 and 78% for the year ended October 31, 2007. Prior years include the effect of mortgage dollar roll transactions, if any.
(d)	Annualized.
(e)	Less than $0.005 per share.

(f)	Commenced November 30, 2007.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	year	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate(c)

$9.14	0.31%	$90,398	0.81	%(d)	3.94	%(d)	0.87	%(d)	3.88	%(d)	28%
9.14	0.46	422,242	0.47	(d)	4.26	(d)	0.53	(d)	4.20	(d)	28
9.18	0.25	3,620	0.98	(d)	3.81	(d)	1.04	(d)	3.75	(d)	28
9.14	0.20	10	0.57	(d)	3.93	(d)	0.60	(d)	3.90	(d)	28

9.28	5.02	106,648	0.85		3.86		0.89		3.82		94
9.28	5.41	406,895	0.49		4.22		0.53		4.18		94
9.32	4.86	3,590	0.99		3.68		1.02		3.64		94

9.27	4.20	122,379	0.86		3.46		0.91		3.41		57
9.27	4.36	317,956	0.49		3.83		0.54		3.78		57
9.31	3.93	17,478	0.99		3.32		1.04		3.27		57

9.27	1.98	190,210	0.89		2.20		0.89		2.20		71
9.28	2.49	584,628	0.49		2.59		0.50		2.58		71
9.31	1.97	42,642	0.99		2.06		1.00		2.05		71

9.33	1.61	373,650	0.88		2.12		0.88		2.12		103
9.34	2.02	1,158,844	0.48		2.49		0.48		2.49		103
9.37	1.61	53,241	0.98		1.95		0.98		1.95		103

9.47	1.40	768,910	0.86		2.55		0.86		2.55		102
9.48	1.69	1,967,845	0.46		2.95		0.46		2.95		102
9.50	1.29	67,480	0.96		2.43		0.96		2.43		102

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	$9.79	$0.17	$0.34	$0.51	$(0.16)	$—	$(0.16)
2008 - B	9.76	0.15	0.32	0.47	(0.13)	—	(0.13)
2008 - C	9.73	0.14	0.33	0.47	(0.13)	—	(0.13)
2008 - Institutional	9.77	0.18	0.33	0.51	(0.17)	—	(0.17)
2008 - Service	9.75	0.16	0.33	0.49	(0.15)	—	(0.15)
2008 - IR(e)	9.91	0.15	0.21	0.36	(0.13)	—	(0.13)
FOR THE YEARS ENDED OCTOBER 31,

2007 - A	9.67	0.37	0.12	0.49	(0.37)	—	(0.37)
2007 - B	9.64	0.32	0.11	0.43	(0.31)	—	(0.31)
2007 - C	9.61	0.30	0.11	0.41	(0.29)	—	(0.29)
2007 - Institutional	9.64	0.41	0.12	0.53	(0.40)	—	(0.40)
2007 - Service	9.63	0.36	0.11	0.47	(0.35)	—	(0.35)

2006 - A	9.65	0.33	0.03	0.36	(0.34)	—	(0.34)
2006 - B	9.62	0.26	0.05	0.31	(0.29)	—	(0.29)
2006 - C	9.59	0.26	0.03	0.29	(0.27)	—	(0.27)
2006 - Institutional	9.63	0.37	0.02	0.39	(0.38)	—	(0.38)
2006 - Service	9.61	0.32	0.03	0.35	(0.33)	—	(0.33)

2005 - A	9.86	0.24	(0.19)	0.05	(0.26)	—	(0.26)
2005 - B	9.83	0.19	(0.20)	(0.01)	(0.20)	—	(0.20)
2005 - C	9.81	0.17	(0.20)	(0.03)	(0.19)	—	(0.19)
2005 - Institutional	9.84	0.29	(0.20)	0.09	(0.30)	—	(0.30)
2005 - Service	9.82	0.23	(0.19)	0.04	(0.25)	—	(0.25)

2004 - A	9.99	0.24	(0.06)	0.18	(0.30)	(0.01)	(0.31)
2004 - B	9.95	0.19	(0.06)	0.13	(0.24)	(0.01)	(0.25)
2004 - C	9.93	0.17	(0.06)	0.11	(0.22)	(0.01)	(0.23)
2004 - Institutional	9.96	0.28	(0.05)	0.23	(0.33)	(0.02)	(0.35)
2004 - Service	9.95	0.22	(0.05)	0.17	(0.29)	(0.01)	(0.30)

2003 - A	10.12	0.35	(0.14)	0.21	(0.34)	—	(0.34)
2003 - B	10.09	0.29	(0.15)	0.14	(0.28)	—	(0.28)
2003 - C	10.07	0.27	(0.14)	0.13	(0.27)	—	(0.27)
2003 - Institutional	10.10	0.39	(0.15)	0.24	(0.38)	—	(0.38)
2003 - Service	10.09	0.34	(0.15)	0.19	(0.33)	—	(0.33)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The portfolio turnover rate excluding the effect of mortgage dollars is 55% for the period ended March 31, 2008 and 96% for the year ended October 31, 2007. Prior years include the effect of mortgage dollar roll transactions, if any.
(d)	Annualized.
(e)	Commenced November 30, 2007.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate(c)

$10.14	5.23%	$393,830	0.88	%(d)	4.11	%(d)	0.94	%(d)	4.05	%(d)	61%
10.10	4.88	7,975	1.48	(d)	3.52	(d)	1.69	(d)	3.31	(d)	61
10.07	4.83	40,967	1.63	(d)	3.36	(d)	1.69	(d)	3.30	(d)	61
10.11	5.29	761,654	0.53	(d)	4.44	(d)	0.59	(d)	4.38	(d)	61
10.09	5.08	8,429	1.03	(d)	3.96	(d)	1.09	(d)	3.90	(d)	61
10.14	3.67	10	0.63	(d)	4.30	(d)	0.69	(d)	4.24	(d)	61

9.79	5.25	303,073	0.90		3.85		0.97		3.78		102
9.76	4.65	9,263	1.50		3.26		1.71		3.05		102
9.73	4.51	29,944	1.65		3.10		1.72		3.04		102
9.77	5.77	630,240	0.54		4.23		0.61		4.16		102
9.75	5.14	8,141	1.04		3.68		1.10		3.62		102

9.67	3.84	323,915	0.91		3.35		0.99		3.27		100
9.64	3.24	14,433	1.51		2.73		1.74		2.50		100
9.61	3.09	41,691	1.66		2.59		1.74		2.51		100
9.64	4.13	468,033	0.54		3.72		0.62		3.64		100
9.63	3.72	12,177	1.04		3.22		1.12		3.14		100

9.65	0.50	327,365	0.93		2.50		0.99		2.44		98
9.62	(0.10)	23,602	1.54		1.95		1.74		1.75		98
9.59	(0.35)	57,078	1.69		1.80		1.74		1.75		98
9.63	0.89	517,492	0.54		2.87		0.60		2.81		98
9.61	0.39	13,009	1.04		2.38		1.10		2.32		98

9.86	1.81	321,863	0.94		2.41		1.00		2.35		249
9.83	1.31	38,526	1.54		1.85		1.75		1.64		249
9.81	1.16	90,317	1.69		1.71		1.75		1.65		249
9.84	2.33	382,008	0.54		2.79		0.60		2.73		249
9.82	1.72	11,047	1.04		2.22		1.10		2.16		249

9.99	2.11	317,379	0.95		3.46		1.01		3.40		184
9.95	1.41	50,580	1.55		2.87		1.76		2.66		184
9.93	1.26	130,087	1.70		2.71		1.76		2.65		184
9.96	2.43	415,210	0.55		3.86		0.61		3.80		184
9.95	1.92	6,156	1.05		3.36		1.11		3.30		184

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	$14.79	$0.26	$0.28	$0.54	$(0.26)	$—	$(0.26)
2008 - B	14.79	0.22	0.27	0.49	(0.21)	—	(0.21)
2008 - C	14.78	0.21	0.29	0.50	(0.21)	—	(0.21)
2008 - Institutional	14.77	0.28	0.28	0.56	(0.28)	—	(0.28)
2008 - Service	14.76	0.25	0.28	0.53	(0.25)	—	(0.25)
2008 - R(f)	15.02	0.20	0.06	0.26	(0.20)	—	(0.20)
2008 - IR(f)	15.02	0.22	0.06	0.28	(0.22)	—	(0.22)
FOR THE YEARS ENDED OCTOBER 31,

2007 - A	14.64	0.60	0.13	0.73	(0.58)	—	(0.58)
2007 - B	14.64	0.50	0.12	0.62	(0.47)	—	(0.47)
2007 - C	14.63	0.49	0.13	0.62	(0.47)	—	(0.47)
2007 - Institutional	14.63	0.65	0.13	0.78	(0.64)	—	(0.64)
2007 - Service	14.61	0.58	0.13	0.71	(0.56)	—	(0.56)

2006 - A	14.57	0.55	0.08	0.63	(0.56)	— (e)	(0.56)
2006 - B	14.57	0.44	0.08	0.52	(0.45)	— (e)	(0.45)
2006 - C	14.56	0.44	0.08	0.52	(0.45)	— (e)	(0.45)
2006 - Institutional	14.55	0.60	0.09	0.69	(0.61)	— (e)	(0.61)
2006 - Service	14.54	0.53	0.08	0.61	(0.54)	— (e)	(0.54)

2005 - A	15.00	0.43	(0.30)	0.13	(0.39)	(0.17)	(0.56)
2005 - B	15.00	0.30	(0.28)	0.02	(0.28)	(0.17)	(0.45)
2005 - C	14.99	0.31	(0.29)	0.02	(0.28)	(0.17)	(0.45)
2005 - Institutional	14.98	0.46	(0.27)	0.19	(0.45)	(0.17)	(0.62)
2005 - Service	14.98	0.41	(0.31)	0.10	(0.37)	(0.17)	(0.54)

2004 - A	14.88	0.39	0.33	0.72	(0.47)	(0.13)	(0.60)
2004 - B	14.88	0.28	0.32	0.60	(0.35)	(0.13)	(0.48)
2004 - C	14.87	0.28	0.32	0.60	(0.35)	(0.13)	(0.48)
2004 - Institutional	14.85	0.46	0.33	0.79	(0.53)	(0.13)	(0.66)
2004 - Service	14.85	0.37	0.34	0.71	(0.45)	(0.13)	(0.58)

2003 - A	14.95	0.41	0.05	0.46	(0.51)	(0.02)	(0.53)
2003 - B	14.95	0.31	0.04	0.35	(0.40)	(0.02)	(0.42)
2003 - C	14.94	0.31	0.04	0.35	(0.40)	(0.02)	(0.42)
2003 - Institutional	14.93	0.47	0.04	0.51	(0.57)	(0.02)	(0.59)
2003 - Service	14.92	0.41	0.04	0.45	(0.50)	(0.02)	(0.52)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The portfolio turnover rate excluding the effect of mortgage dollar rolls is 119% for the period ended March 31, 2008, 117% for the year ended October 31, 2007 and 690% for the year ended October 31, 2006. Prior years include the effect of mortgage dollar roll transactions, if any.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.
(f)	Commenced November 30, 2007.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate(c)

$15.07	3.63%	$512,301	0.90	%(d)	4.20	%(d)	0.99	%(d)	4.11	%(d)	161%
15.07	3.31	50,078	1.65	(d)	3.46	(d)	1.74	(d)	3.37	(d)	161
15.07	3.37	30,010	1.65	(d)	3.44	(d)	1.74	(d)	3.35	(d)	161
15.05	3.79	300,342	0.56	(d)	4.56	(d)	0.65	(d)	4.47	(d)	161
15.04	3.57	59,449	1.06	(d)	4.03	(d)	1.15	(d)	3.94	(d)	161
15.08	1.65	10	1.16	(d)	3.86	(d)	1.28	(d)	3.74	(d)	161
15.08	1.85	10	0.66	(d)	4.24	(d)	0.78	(d)	4.12	(d)	161

14.79	5.13	434,917	0.94		4.11		1.02		4.03		141
14.79	4.34	49,393	1.69		3.44		1.77		3.36		141
14.78	4.35	22,078	1.69		3.37		1.77		3.29		141
14.77	5.45	323,764	0.58		4.49		0.66		4.41		141
14.76	5.00	45,154	1.08		3.99		1.16		3.91		141

14.64	4.40	432,762	0.95		3.77		1.04		3.68		766
14.64	3.62	18,713	1.70		3.03		1.79		2.94		766
14.63	3.63	16,931	1.70		3.04		1.79		2.95		766
14.63	4.86	146,784	0.58		4.18		0.67		4.09		766
14.61	4.27	23,461	1.08		3.67		1.17		3.58		766

14.57	0.80	729,958	0.97		2.83		1.07		2.73		256
14.57	0.04	24,882	1.72		2.08		1.83		1.97		256
14.56	0.11	18,692	1.72		2.08		1.83		1.97		256
14.55	1.26	60,747	0.58		3.20		0.69		3.08		256
14.54	0.69	16,198	1.08		2.74		1.18		2.64		256

15.00	4.99	494,883	0.98		2.60		1.17		2.41		609
15.00	4.21	32,782	1.73		1.93		1.92		1.74		609
14.99	4.14	20,778	1.73		1.91		1.92		1.72		609
14.98	5.35	69,770	0.58		3.12		0.77		2.93		609
14.98	4.90	9,467	1.08		2.55		1.27		2.36		609

14.88	3.11	358,058	0.99		2.78		1.18		2.59		520
14.88	2.34	44,120	1.74		2.06		1.93		1.87		520
14.87	2.34	23,720	1.74		2.05		1.93		1.86		520
14.85	3.60	151,111	0.59		3.16		0.78		2.97		520
14.85	3.01	10,491	1.09		2.72		1.28		2.53		520

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income(a)	gain	operations	income

FOR THE PERIOD ENDED MARCH 31,

2008 - A(d)	$10.00	$0.27	$0.93	$1.20	$(0.13)
2008 - C(d)	10.00	0.29	0.91	1.20	(0.09)
2008 - Institutional(d)	10.00	0.24	1.02	1.26	(0.15)
2008 - R(e)	10.56	0.16	0.45	0.61	(0.08)
2008 - IR(e)	10.56	0.17	0.46	0.63	(0.10)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Commenced August 31, 2007.
(e)	Commenced November 30, 2007.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets,	Ratio of	net investment	Ratio of	net investment
Net asset		end of	net expenses	income	total expenses	income (loss)	Portfolio
value, end	Total	period	to average	to average	to average	to average	turnover
of period	return(b)	(in 000s)	net assets(c)	net assets(c)	net assets(c)	net assets(c)	rate

$11.07	12.09%	$20,155	0.67%	4.37%	4.22%	0.82%	1%
11.11	12.02	3,031	1.42	4.61	4.97	1.06	1
11.11	12.62	11,765	0.32	3.95	3.87	0.40	1
11.09	5.81	11	0.92	4.31	5.18	0.05	1
11.09	5.98	11	0.42	4.80	4.68	0.54	1

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Short Duration and Government Fixed Income Funds
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Enhanced Income Fund, Goldman Sachs Ultra-Short Duration Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Government Income Fund and Goldman Sachs Inflation Protected Securities Fund (collectively the “Goldman Sachs Short Duration and Government Fixed Income Funds”), portfolios of the Goldman Sachs Trust at March 31, 2008, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Goldman Sachs Short Duration and Government Fixed Income Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. Except for the Goldman Sachs Inflation Protected Securities Fund, the financial statements of the Goldman Sachs Short Duration and Government Fixed Income Funds as of October 31, 2006 and for the period then ended, and the financial highlights for the period then ended and prior, were audited by another Independent Registered Public Accounting Firm whose report dated December 21, 2006 expressed an unqualified opinion on those statements.
PricewaterhouseCoopers LLP
Boston, Massachusetts
May 30, 2008

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS
Fund Expenses (Unaudited) — Six Month Period Ended March 31, 2008
          As a shareholder of Class A, Class B, Class C, Institutional, Administration, Service, Class R or Class IR Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and C shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Administration, Service, Class R and Class IR Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2007 through March 31, 2008.
Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.
Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Enhanced Income Fund				Ultra-Short Duration Government Fund				Short Duration Government Fund				Government Income Fund				Inflation Protected Securities Fund

				Expenses				Expenses				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	10/1/07	3/31/08		3/31/08*	10/1/07	3/31/08		3/31/08*	10/1/07	3/31/08		3/31/08*	10/1/07	3/31/08		3/31/08*	10/1/07	3/31/08		3/31/08*

Class A
Actual	$1,000.00	$1,017.00		$2.94	$1,000.00	$1,005.90		$4.10	$1,000.00	$1,055.80		$4.51	$1,000.00	$1,045.20		$4.68	$1,000.00	$1,108.50		$3.53
Hypothetical 5% return	1,000.00	1,022.09	+	2.94	1,000.00	1,020.91	+	4.13	1,000.00	1,020.61	+	4.43	1,000.00	1,020.42	+	4.63	1,000.00	1,021.65	+	3.39

Class B
Actual	1,000.00	1,012.20		6.70	N/A	N/A		N/A	1,000.00	1,052.90		7.59	1,000.00	1,041.30		8.50	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,018.34	+	6.72	N/A	N/A		N/A	1,000.00	1,017.61	+	7.46	1,000.00	1,016.67	+	8.40	N/A	N/A		N/A

Class C
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,051.20		8.35	1,000.00	1,041.90		8.50	1,000.00	1,108.40		7.51
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,016.86	+	8.21	1,000.00	1,016.67	+	8.40	1,000.00	1,017.87	+	7.19

Institutional
Actual	1,000.00	1,018.80		1.22	1,000.00	1,007.70		2.40	1,000.00	1,057.80		2.76	1,000.00	1,047.10		2.95	1,000.00	1,114.50		1.64
Hypothetical 5% return	1,000.00	1,023.79	+	1.22	1,000.00	1,022.61	+	2.42	1,000.00	1,022.32	+	2.71	1,000.00	1,022.12	+	2.91	1,000.00	1,023.45	+	1.57

Administration
Actual	1,000.00	1,017.50		1.31	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,023.71	+	1.31	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A

Service
Actual	N/A	N/A		N/A	1,000.00	1,006.20		4.72	1,000.00	1,054.20		5.32	1,000.00	1,044.50		5.53	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,020.30	+	4.75	1,000.00	1,019.82	+	5.23	1,000.00	1,019.59	+	5.46	N/A	N/A		N/A

Class R #
Actual	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,016.50		3.83	1,000.00	1,058.10		3.15
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,013.00	+	3.83	1,000.00	1,013.74	+	3.08

Class IR #
Actual	N/A	N/A		N/A	1,000.00	1,002.00		1.92	1,000.00	1,036.70		2.17	1,000.00	1,018.50		2.37	1,000.00	1,059.80		1.45
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,016.80	+	1.93	1,000.00	1,016.80	+	2.15	1,000.00	1,016.80	+	2.37	1,000.00	1,016.80	+	1.42

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2008. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Administration	Service	Class R	Class IR

Enhanced Income	0.58%	1.33%	N/A	0.24%	0.49%	N/A	N/A	N/A
Ultra-Short Duration Government	0.81	N/A	N/A	0.47	N/A	0.98%	N/A	0.57%
Short Duration Government	0.88	1.48	1.65%	0.53	N/A	1.03	N/A	0.63
Government Income	0.90	1.65	1.66	0.56	N/A	1.06	1.16%	0.66
Inflation Protected Securities	0.67	N/A	1.42	0.32	N/A	N/A	0.92	0.42

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

#	Class R and Class IR commenced operations on November 30, 2007.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS
Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 66	Chairman of the Board of Trustees	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors—III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex[1].	100	None

John P. Coblentz, Jr. Age: 67	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	100	None

Diana M. Daniels Age: 58	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	100	None

Patrick T. Harker Age: 49	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex.	100	None

Jessica Palmer Age: 59	Trustee	Since 2007	Ms. Palmer is retired (since 2006). Formerly, she was Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee—Goldman Sachs Mutual Fund Complex.	100	None

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS
Trustees and Officers (Unaudited) (continued)
Independent Trustees

Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 68	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	100	Gildan Activewear Inc. (a clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the Internet); Northern Mutual Fund Complex (58 Portfolios).

Interested Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 45	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998- Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	100	None

Alan A. Shuch* Age: 58	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	100	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of March 31, 2008, the Trust consisted of 88 portfolios (of which 83 offer shares to the public), and Goldman Sachs Variable Insurance Trust consisted of 12 portfolios (of which 11 offer shares to participating life insurance companies).
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.
Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS
Trustees and Officers (Unaudited) (continued)
Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 45	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 43	Treasurer and Senior Vice President	Since 1997 Since 2007	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer and Senior Vice President—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 40	Secretary	Since 2003	Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

FUNDS PROFILE
Goldman Sachs Funds
Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.
Today, The Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $809.2 billion in assets under management as of December 31, 2007 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.
GOLDMAN SACHS FUNDS
In building a globally diversified portfolio, you can select from more than 80 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market[1] Fixed Income
▪  Enhanced Income Fund
▪  Ultra-Short Duration
Government Fund
▪  Short Duration Government
Fund
▪  Short Duration Tax-Free Fund
▪  California AMT-Free
Municipal Fund[2] ▪  New York AMT-Free
Municipal Fund[2] ▪  Municipal Income Fund
▪  Government Income Fund
▪  Inflation Protected Securities
Fund
▪  U.S. Mortgages Fund
▪  Core Fixed Income Fund
▪  Core Plus Fixed Income Fund
▪  Investment Grade Credit Fund
▪  Global Income Fund
▪  High Yield Municipal Fund
▪  High Yield Fund
▪  Emerging Markets Debt Fund
▪  Local Emerging Markets
Debt Fund	Domestic Equity
▪  Balanced Fund
▪  Growth and Income Fund
▪  Structured Large Cap Value Fund
▪  Large Cap Value Fund
▪  Structured U.S. Equity Fund
▪  Structured U.S. Equity Flex Fund
▪  Structured Large Cap
Growth Fund
▪  Capital Growth Fund
▪  Strategic Growth Fund
▪  All Cap Growth Fund
▪  Concentrated Growth Fund
▪  Mid Cap Value Fund
▪  Growth Opportunities Fund
▪  Small/Mid Cap Growth Fund
▪  Structured Small Cap Equity Fund
▪  Structured Small Cap Value Fund
▪  Structured Small Cap
Growth Fund
▪  Small Cap Value Fund

Asset Allocation[3] ▪  Asset Allocation Portfolios
▪  Income Strategies Portfolio
▪  Satellite Strategies Portfolio

Retirement Strategies[3]	International Equity
▪  Structured International Equity Fund
▪  Structured International Equity
Flex Fund
▪  Strategic International Equity Fund
▪  Concentrated International Equity Fund
▪  Japanese Equity Fund
▪  Structured International Small Cap Fund
▪  International Small Cap Fund
▪  Asia Equity Fund
▪  Structured Emerging Markets
Equity Fund
▪  Emerging Markets Equity Fund
▪  Concentrated Emerging Markets
Equity Fund
▪  BRIC Fund (Brazil, Russia, India, China)

Specialty[3] ▪  U.S. Equity Dividend and Premium Fund
▪  International Equity Dividend and
Premium Fund
▪  Structured Tax-Managed Equity Fund
▪  Structured International Tax-Managed
Equity Fund
▪  Real Estate Securities Fund
▪  International Real Estate Securities Fund
▪  Tollkeeper FundSM
▪ Commodity Strategy Fund

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective June 1, 2007, the California Intermediate AMT-Free Municipal Fund was renamed the California AMT-Free Municipal Fund and the New York Intermediate AMT-Free Municipal Fund was renamed the New York AMT-Free Municipal Fund.

[3]	Individual Funds within the Asset Allocation, Retirement Strategies and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Asset Allocation, Retirement Strategies or Specialty category.
The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser
Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.
Goldman Sachs Asset Management, L.P. 32 Old Slip, 32nd Floor, New York, New York 10005
The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).
Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
The economic and market forecasts presented herein have been generated by GSAM for informational purposes as of the date of this presentation. They are based on proprietary models and there can be no assurance that the forecasts will be achieved.
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.
Copyright 2008 Goldman, Sachs & Co. All rights reserved. 08-SDFIAR/50.5K/04-08

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2008	2007	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$88,500	$1,995,700	Financial statement audits

Audit-Related Fees:

• PwC	$0	$249,000	Other attest services

Tax Fees:

• PwC	$0	$511,900	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2008	2007	Description of Services Rendered

Audit-Related Fees:

• PwC	$0	$937,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70.

All Other Fees:

• PwC	$0	$199,500	Review of fund reorganization documents. Services provided for fund launch and new share classes

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the 5 months ended March 31, 2008 and the twelve months ended December 31, 2007 were approximately $0 and $760,900 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended November 30, 2007 and November 25, 2006 were approximately $5.3 million and $5.9 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2006 and 2007 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 6, 2008

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	June 6, 2008